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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

ANNUAL REPORT

OCTOBER 31, 2015

Table of Contents

The Alger Funds
Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	14
Portfolio Summary (Unaudited)	29
Schedules of Investments	31
Statements of Assets and Liabilities	76
Statements of Operations	84
Statements of Changes in Net Assets	88
Financial Highlights	96
Notes to Financial Statements	129
Report of Independent Registered Public Accounting Firm	167
Additional Information (Unaudited)	168

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Shareholders' Letter October 31, 2015

Dear Shareholders,

The Importance of a Differentiated Perspective when Investing
In the aftermath of the market lows of March of 2009, commentators frequently warned that United States equities were overdue for a catastrophic correction. In past commentaries and shareholder letters, however, I have maintained that U.S. equities had strong potential for generating gains, and as we have seen in the ensuing timeframe, U.S. equities have been one of the strongest performing asset classes. We continue to believe that U.S. equities offer attractive return potential and have appealing risk and reward dynamics. We believe that an expanding U.S. economy, improving corporate fundamentals, strong company management, and various international developments are likely to support equities. At the same time, we have maintained that market dips would be opportunities for buying U.S. equities at attractive valuations. We believe, the pundits have been wrong, and continue to be wrong, in succumbing to a myopic view of market disruptions. This shortsightedness, which we believe still exists today, is something that Alger’s analysts are trained to avoid.

From the market low of 2009 to October 31, 2015, the S&P 500 index had a cumulative return of 250%. For the 12-month reporting period ended October 31 of this year, the S&P
500 generated a 5.20% gain. During the reporting period, market dips were attractive buying opportunities, especially late in the summer, when the S&P rallied more than 10% from the late August market low until the end of the reporting period. Foreign equity markets, however, have been challenging. For the reporting period, the MSCI ACWI ex USA Index generated a -4.26% return and the MSCI Emerging Markets Index declined 14.26%. We continue to believe, however, that foreign equities have potential for generating gains over the long term, although periods of substantial volatility will occur.

In this letter, I explain why events in the U.S. and abroad didn’t cause us to change our outlook and how our in-depth research of industries and individual companies supported our firm’s differentiated view of equities even as commentators increasingly opined that markets would collapse.

Navigating Market Risk
Alger analysts focus on fundamental, research-driven stock selection and they specialize in covering specific industries, which helps our firm keep domestic and global economic changes and other developments in perspective. Alger’s analysts assess which companies are likely to benefit from dynamic change and which companies are likely to fail to take advantage of change. This philosophy, in place now for 51 years, has been our guiding principle. In addition, our perspective isn’t limited to U.S. equities. Indeed, research from our emerging markets and international teams helps our firm assess large-scale trends that often drive equity markets across the globe.

Alger Research and U.S. Markets
Our perspective on declining energy prices is an example of how we assess rapid and large-
scale changes that frequently reshape the business landscape. During the reporting period, declining oil and natural gas prices created fear that energy companies would experience sharp declines in revenues and earnings and curtail capital expenditures. At times, investors feared that the reduction in capital expenditures would also stymie economic growth or at least extend to companies that serve the energy sector. We acknowledged that those concerns were valid and we have, in fact, seen substantial declines in revenues for many industrial and energy companies. Yet, throughout the reporting period, we emphasized that low fuel prices would have a net positive impact for U.S. companies and lead to, among other things, steady job creation that would help stimulate the U.S. economy by supporting consumer spending.
All this while lower energy prices would help reduce corporate operating costs, especially for airlines, cruise ship operators, ink producers, paint manufacturers, and specialty chemical providers.

Our belief in a potential shift in consumer spending was realized. During the 12-month reporting period ended October 31, a significant decline in Americans’ spending on fuel occurred while sales at retailers, excluding gasoline stations, climbed at a substantial rate of
4.9%, according to the U.S. Census Bureau. As a fundamental, bottom-up investment firm, we used our knowledge of individual companies and industries to assess which corporations had the strongest potential for benefiting from increasing consumer spending. Among retailers, we continued to believe that leading online stores would benefit not only from increasing consumer spending but also from capturing market share from traditional brick and mortar companies.

The Web of Global Economics, the Federal Reserve, and Corporate Earnings
From a broader perspective, a mishmash of global and domestic developments drove market volatility. As concerns that corporate earnings would be hurt by declining oil prices strengthened, investors grew fearful that both a strengthening U.S. dollar and a slowdown in economic growth in various countries, including China and Brazil, would curtail our country’s exports. In addition, the value of U.S. multinationals’ foreign earnings could be crimped when repatriated, thanks to the strong U.S. dollar. In Europe, fears over Greece’s debt crisis festered along with concerns that an embargo targeting Russia in response to the country’s intervention in the Ukraine would further hinder eurozone growth. Against that backdrop, economic growth in the U.S. drove speculation that the Federal Reserve would raise interest rates, thereby providing a headwind for both the economy and corporate earnings. Fear continued in the late summer when China changed the onshore yuan’s daily fixing calculation, which resulted in currency devaluation and misguided speculation that the moderation of the country’s economic growth was worse than feared. Without a doubt, those issues created a smorgasbord of fears for the financial press and pundits who increasingly forecasted gloom and doom. As those events unfolded, however, we urged, investors to avoid overreacting to short-term disruptions and, when possible, to buy U.S.
equities during market dips.

Our Optimistic Perspective
For Alger, our best thinking comes not from listening to pundits, but instead from the collective efforts of our more than 40-person investment team. We focus our efforts on developing our research, improving our analysis, and understanding how change will impact businesses. During the reporting period, we continued to serve our clients by searching for companies across the globe with attractive potential for growing their earnings. We reasoned that certain fears that fueled negative views of U.S. equities also created potential opportunities and that “headline” developments were not as bad as some believed.

With China, we continued to believe that the country’s central bank, the People’s Bank of
China, was willing to provide additional stimulus if needed and that the country’s economy was heading for a soft landing. Since starting its easing cycle in November of 2014, the bank has lowered interest rates six times. It has also lowered banking reserve requirements.
China is also working to increase the role of both domestic consumption and its service industry in fostering economic growth while the country continues to improve its global trading infrastructure with programs such as “One Belt, One Road” and “Made in China
2025.” For the third quarter, China’s GDP grew 6.9% from the year earlier, which fell short of the country’s goal of 7.0%. Other data, however, have been encouraging, including an
8.4% growth rate for the country’s service sector during the first nine months of the year.

We also held to our belief that central banks for Japan and the eurozone would continue with stimulus programs, including asset purchases, or quantitative easing. While Japan’s GDP declined marginally in the second and third quarters, we remained optimistic that stimulus, currency weakness, and other developments such as growing corporate activism would eventually drive expansion. Regarding the eurozone, we have maintained that conditions, while not likely to rapidly improve, would not worsen drastically. Encouragingly, for the second quarter of 2015, its economy expanded at a slow, but nevertheless positive, 1.5%
year-on-year rate.

During the reporting period, we also maintained that volatility in equities across the globe was a result of investors overreacting to the potential for the Federal Reserve to raise interest rates. We maintained that with low and sometimes negative debt yields in certain countries, foreign investors have been flocking to U.S. bonds, which could help keep interest rates low even as the Fed increases its benchmark rate. In our opinion, Fed rate increases, furthermore, are likely to be gradual and modest.

Looking abroad, we continued to maintain that emerging markets and other non-U.S.
equities offered potential for attractive gains. With emerging market equities, furthermore, we have maintained that valuations are highly attractive with the asset class trading at an approximately 30% discount to stocks of developed markets.

The U.S. Economy and Corporate Fundamentals
Our optimism is based, in part, on the growing strength of the U.S. economy and the strength of fundamentals among domestic businesses. Americans’ finances have been strengthening with the national savings rate running at nearly 5.0%, which is higher than the approximately 3% pace that existed prior to the financial crisis. At the same time, Americans’
debt service burden is relatively low at 10.1% of disposable personal income compared to the 11.4% average since 1980 and the peak of more than 13% at the end of 2007. While job growth has been slow, the country has added jobs every month since October of 2010 and the seasonally adjusted unemployment rate has fallen from a post-financial crisis high of 10.0% to only 5.1%. With more Americans working and personal finances improving, individuals are likely to increase their spending, which could support both economic growth and corporate earnings.

Strength in the real estate market has also continued. The National Association of Home
Builders Housing Market Index, which measures sentiment toward the real estate market among builders, climbed 10 points year over year to 64 for October. At the same time, housing prices have climbed, with existing home prices up 6.2% year over year in September.

Housing starts, which are still below historical averages, have been strengthening and have reached an annualized rate of 1.2 million units. The combination of increasing prices and below-average housing starts implies that the real estate recovery has considerable potential for strengthening. In addition to the real estate recovery creating new construction jobs and supporting industries that provide trucks, equipment, and home building materials, the resulting higher home prices can help make Americans feel richer and thereby support consumer spending.

Other economic indicators are encouraging. According to the Institute for Supply
Management, economic activity among manufacturers has increased for 34 consecutive months. Capital expenditures in the U.S., furthermore, have increased at an average rate of
3.25% this year despite energy companies tightening their belts. The current spending rate is below historical averages, suggesting that potential exists for businesses to further increase capital outlays. In a similar manner, spending on research and development among S&P
500 companies has surged, setting a 10-year record at $54.4 billion in the second quarter, according to FactSet Research Systems Inc.

Finally, corporate fundamentals are strong with S&P 500 ex-energy earnings expected to grow at a high single-digit annualized rate this year after stripping out the impact of currency exchange rates. With strong fundamentals, corporations are continuing to grow their cash balances. At the end of the second quarter, S&P 500 companies (not including financials)
held $1.43 trillion in cash, up 5.5% year over year and 3.9% quarter over quarter, according to FactSet. High cash balances and strong fundamentals are allowing corporations to return capital to investors at an impressive rate, with dividends and stock buybacks expected to total $1 trillion this year, which would be an all-time record and a $64 billion increase from last year, according to S&P Capital IQ. Mergers and acquisitions are also continuing at a brisk pace.

The Road Ahead
We have learned in our 51 years of history that "good” television and “good” press are fueled most easily by talking heads who forecast doom and gloom for financial markets. Fortunately, we have also learned that the best research is done not by reading the newspaper or watching television, but instead by doing the hard work of talking to company management, reading voluminous company filings, understanding how a company drives revenue and profit growth, and most importantly, by believing what our research and analysis indicates. It is also important to have conviction that allows us to look through the next three months and to predict what the future truly holds for a company, industry, or sector. We maintain that well-managed companies that can capture market share with compelling products and services have potential over the long run for generating attractive returns and are best suited for weathering periods of market volatility. At Alger, we will continue to use our time-tested and research-driven investment strategy to find companies, whether in the U.S. or not, that we believe have the most potential for generating strong returns over time for our clients.

Portfolio Matters
Alger Capital Appreciation Fund
The Alger Capital Appreciation Fund returned 9.15% for the fiscal 12-month period ended
October 31, 2015, compared to the 9.18% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health
Care sectors was the most important contributor to performance, while Consumer Staples and Energy detracted from results.

Among the most important relative contributors were Allergan PLC.; Alphabet, Inc., Cl.
C; CVS Caremark Corp.; and Amazon.com, Inc. Regarding Alphabet, Class C shares were held during the entire reporting period. During that timeframe, the shares generated a positive return and supported performance. Shares of Facebook, Inc., Cl. A also supported performance. Facebook performed strongly late in the reporting period after the company reported continued strong user growth and said earnings and operating margins exceeded consensus expectations, with exceptionally strong mobile advertising revenues helping to offset the adverse impact upon foreign revenues of a strong U.S. dollar.

Conversely, detracting from overall results on a relative basis were Alphabet, Inc., Cl. A;
Yum! Brands, Inc.; The Kraft Heinz Co.; and Weatherford International PLC. Unlike Class
C shares of Alphabet, Class A shares were sold early in the reporting period. During the shortened holding period, Class A shares declined in value. Shares of SunEdison, Inc. also detracted from results. The company develops and operates commercial and utility-scale solar and wind-energy projects. Its stock surrendered gains achieved during the first half of 2015 because investors began scrutinizing the company’s debt, operating losses, and acquisition strategy. In addition, investors grew concerned that low oil prices may make the development of new alternative energy projects less appealing.

Alger International Growth Fund
The Alger International Growth Fund returned 2.85% for the fiscal 12-month period ended
October 31, 2015, compared to the -4.26% return of the MSCI ACWI ex USA Index.

During the period, the largest sector weightings were Financials and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Financials. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Health Care and Energy detracted from results.

Stock selection among holdings in France, the Netherlands, and the United Kingdom provided the greatest contribution to relative performance, while Japan, Denmark, and
Switzerland were among countries that detracted from results.

Among the most important relative contributors were CRRC Corp., Ltd.; Altice NV, Cl. A;
Avago Technologies Ltd.; and Grand City Properties SA. Shares of Ubisoft Entertainment
also supported performance. Ubisoft is a French video game publisher. Its stock performance strengthened late in the reporting period after the company said quarterly revenues exceeded guidance, thanks to strong sales of its key video game titles and the release of new games.
Broadly speaking, video game sales have been benefiting from the release of new gaming consoles two years ago.

Conversely, detracting from overall results on a relative basis were Canadian Natural
Resources Ltd.; Novartis AG; Cemex SAB de CV Sponsored ADR; and Baidu, Inc. Shares
of Weatherford International PLC. also detracted from results. Weatherford provides equipment and services for drilling, evaluation, completion, and production of oil and natural gas wells. Performance of Weatherford stock was weak in the reporting period along with most other energy related stocks. With energy prices declining substantially, investors grew concerned that capital expenditures among energy companies would be cut, which could have a negative impact on Weatherford earnings.

Alger Mid Cap Growth Fund
The Alger Mid Cap Growth Fund returned 1.23% for the fiscal 12-month period ended
October 31, 2015, compared to the 4.94% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and
Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Consumer Discretionary and Materials sectors was the most important contributor to performance, while Health Care and Information Technology detracted from results.

Among the most important relative contributors were Norwegian Cruise Line Holdings Ltd.;
Rite Aid Corp.; Acuity Brands, Inc.; and Dealertrack Technologies, Inc. Shares of cruise ship operator Royal Caribbean Cruises Ltd. also supported performance late in the reporting period after the company said its quarterly earnings exceeded expectations, thanks in part to lower fuel prices. Royal Caribbean Cruises management also raised full-year earnings guidance and said prices and first quarter 2016 bookings are up on a year-over-year basis.

Conversely, detracting from overall results on a relative basis were Whiting Petroleum Corp.;
Salix Pharmaceuticals Ltd.; La Quinta Holdings, Inc.; SunEdison, Inc.; and Tenet Healthcare
Corp. Shares of SunEdison underperformed in response to reasons described in the Alger
Capital Appreciation Fund discussion.

Alger SMid Cap Growth Fund
The Alger SMid Cap Growth Fund returned -0.31% for the fiscal 12-month period ended
October 31, 2015, compared to the 4.17% return of the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Information Technology and the largest sector underweight was Materials. Relative outperformance in the Financials and Consumer
Discretionary sectors was the most important contributor to performance, while Health
Care and Information Technology were among sectors that detracted from results.

Among the most important relative contributors were Vantiv, Inc., CL. A; Proofpoint, Inc.;
Acuity Brands, Inc.; and Vulcan Materials Co. Shares of Neurocrine Biosciences, Inc. also supported performance. The company is developing novel therapeutics for central nervous system disorders and other health issues. Its stock performance benefited from the company achieving favorable phase 3 results for Elagolix, which is being developed for an often painful disorder of the uterus called endometriosis. The results also supported optimism that Elagolix may be developed for treating fibroids, or non-cancerous growths, of the uterus.

Conversely, detracting from overall results on a relative basis were Whiting Petroleum
Corp.; Salix Pharmaceuticals Ltd.; Skyworks Solutions, Inc.; and NN Inc. Also detracting from performance were shares of Tetraphase Pharmaceuticals. Tetraphase is a clinical-
stage biopharmaceutical company that develops antibiotics for the treatment of serious drug-resistant infections. Its eravacycline product is being developed for urinary and intra-
abdominal infections. Shares of Tetraphase declined following disappointing results from a late-stage study of the product’s use for treating complicated urinary infections.

Alger Small Cap Growth Fund
The Alger Small Cap Growth Fund returned 0.16% for the fiscal 12-month period ended
October 31, 2015, compared to the 3.52% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Information Technology and the largest sector underweight was Industrials. Relative outperformance in the Consumer Discretionary and
Materials sectors was the most important contributor to performance, while Industrials and
Information Technology detracted from results.

Among the most important relative contributors were Bluebird Bio, Inc.; Incyte Corp.;
Ultragenyx Pharmaceutical, Inc.; and Proofpoint, Inc. Shares of Neurocrine Biosciences,
Inc. also supported performance. The company is developing novel therapeutics for central nervous system disorders and other health issues. Its stock performance during the early portion of the reporting period benefited from reasons described in the Alger SMid Cap
Growth discussion.

Conversely, detracting from overall results on a relative basis were Shutterstock, Inc.;
Synageva BioPharma Corp.; GenMark Diagnostics, Inc.; and Adeptus Health, Inc., Cl. A.
Shares of Abaxis, Inc. also detracted from results. Abaxis provides point-of-care solutions for health care providers and veterinarians. In the human medical market, its Piccolo Xpress product provides results for over 30 blood-chemistry tests in less than 12 minutes. In the veterinarian market, Abaxis is well positioned to take market share from its main competitor,
Idexx Laboratories Corp., which has started selling directly to customers rather than using distributors. First-quarter results for Abaxis, however, fell short of expectations.

Alger Small Cap Focus Fund
The Alger Small Cap Focus Fund returned 3.78% for the fiscal 12-month period ended
October 31, 2015, compared to the 3.52% return of the Russell 2000 Growth Index. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger
Growth Opportunities Fund” and prior to February 12, 2015, was managed by a different portfolio manager.

For the 12-month reporting period, the Fund’s most important relative contributors were
Manhattan Associates, Inc.; Cantel Medical Corp.; Incyte Corp.; and Blackbaud, Inc. Shares
of Tyler Technologies, Inc. also contributed to performance. The company provides integrated software and technology services to cities, counties, states, and school districts.
Its stock outperformed in the third quarter due, in part, to favorable earnings results that were better than expected, but more significantly due to multiple expansion as a result of the company’s durable business model. Tyler has demonstrated a business model that has performed to date with relatively low volatility regardless of macroeconomic conditions.
Over the long-run, Tyler has been a prudent operator with strong management and a consistent merger and acquisition strategy.

Conversely, detracting from overall results on a relative basis were Shutterstock Inc.;
Cepheid; Fiesta Restaurant Group, Inc.; and Abaxis, Inc. Shutterstock provides an online marketplace for commercial digital images, including photographs and videos, for corporate communications, websites, and other markets. Its competitive position has come into question since a previously weak competitor was acquired by deep-pocketed Adobe Systems
Inc. and relaunched. Even though Shutterstock management has not acknowledged any negative impact from the acquisition, it has lowered guidance for the year, stating that results in Europe have been soft, which we believe indicates competitive pressures. We believe fears regarding competition will persist for the long term. We have sold the position.

Alger Health Sciences Fund
The Alger Health Sciences Fund returned 1.72% for the fiscal 12-month period ended
October 31, 2015, compared to the 5.20% return of the S&P 500 index.

During the period, the largest sector weightings were Biotechnology and Pharmaceuticals.
The largest sector overweight was Biotechnology and the largest sector underweight was
Consumer Staples. Relative outperformance in the Biotechnology sector was the most important contributor to performance, while Pharmaceuticals detracted from results.

Among the most important relative contributors were Allergan PLC.; Pharmacyclics, Inc.;
Anacor Pharmaceuticals, Inc.; and Rite Aid Corp. Shares of medical insurer Cigna Corp.
also supported results. Cigna stock performed strongly after Anthem, Inc. offered to buy the company late in the second quarter.

Conversely, detracting from overall results on a relative basis were Pacira Pharmaceuticals,
Inc.; Salix Pharmaceuticals Ltd.; Ocular Therapeutix Inc.; and Illumina Inc. Shares of
Insulet Corp. also detracted from results. Insulet provides tubeless insulin pump devices that diabetics use to take insulin. The company is also seeking other medications that can be administered with the technology. It experienced various changes with its management team early in the reporting period. The new management team lowered earnings guidance to what it believes is a more reasonable level, which hurt the performance of Insulet stock.

Alger Growth & Income Fund
The Alger Growth & Income Fund returned 4.26% for the fiscal 12-month period ended
October 31, 2015, compared to the 5.20% return of the S&P 500 index.

The Fund invests in companies that are classified in one of the following categories:
Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued to emphasize
Dividend Growers.

The largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Information
Technology. Relative outperformance in the Energy and Consumer Staples sectors was the most important contributor to performance, while Information Technology and Utilities detracted from results.

Among the most important relative contributors were Royal Caribbean Cruises Ltd.; Altria
Group, Inc.; The Home Depot, Inc.; Avago Technologies Ltd.; and The Blackstone Group
LP. Shares of Royal Caribbean Cruises performed strongly in response to reasons identified in the Alger Mid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Royal Dutch Shell PLC.,
Cl. A; Seagate Technology PLC.; CSX Corp.; and Halliburton Company. Also detracting from performance was TerraForm Power, Inc., Cl. A. TerraForm owns and operates solar and wind energy generation facilities in the United States, Canada, the United Kingdom, and
Chile that it acquires from SunEdison, Inc. and other companies. Investors have become concerned over SunEdison’s debt and the decreased appeal of alternative energy in the wake of drastically declining oil prices. TerraForm’s growth could be curtailed if SunEdison reduces its new projects.

On behalf of our 159 employees, I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves even higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health
Sciences, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes are subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. Derivative contracts generally are subject to the risk of non-performance by the contract counterparty. For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.
com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• The S&P 500 is an unmanaged index generally representative of the U.S.
stock market without regard to company size.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• The MSCI Emerging Markets Index is a free float-adjusted market capital-
ization index that is designed to measure equity market performance in the global emerging markets.
• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
• The Russell Midcap Growth Index measures the performance of the mid-
cap growth segment of the U.S. equity universe. It includes those Russell
Midcap Index companies with higher price-to-book ratios and higher fore-
casted growth values.
• The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Rus-
sell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
• The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
• FactSet Research Systems Inc. is a multinational financial data and software company.
• S&P Capital IQ provides research, data, and analysis on capital markets and other topics for investment managers, investment banks, private equity funds, advisory firms, corporations and universities.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Since inception performance for share classes B, C, and I is as of the Funds’ Class A shares inception date for all Funds except that the Alger International Growth Fund Class I shares is as of its inception date.
Class A returns reflect the maximum initial sales charge and Class C and Class B returns reflect the applicable contingent deferred sales charge.

FUND PERFORMANCE AS OF 9/30/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	(3.13)%	13.21%	9.89%	8.45%
Alger Capital Appreciation Class B (Inception 11/1/93)	(2.82)%	13.28%	9.76%	8.43%
Alger Capital Appreciation Class C (Inception 7/31/97)*,†	0.60%	13.55%	9.64%	8.22%
Alger Capital Appreciation Class Z (Inception 12/29/10)	2.53%	n/a	n/a	12.78%

Alger International Growth Class A (Inception 12/31/96)	(8.45)%	5.78%	2.84%	4.96%
Alger International Growth Class B (Inception 11/11/86)	(8.83)%	5.88%	2.84%	4.92%
Alger International Growth Class C (Inception 7/31/97)*,†	(5.09)%	6.08%	2.63%	4.74%
Alger International Growth Class I (Inception 5/31/13)	(3.22)%	n/a	n/a	3.02%
Alger International Growth Class Z (Inception 12/29/10)	(2.94)%	n/a	n/a	5.48%

Alger Mid Cap Growth Class A (Inception 12/31/96)	(8.59)%	9.24%	4.12%	7.74%
Alger Mid Cap Growth Class B (Inception 5/24/93)	(8.98)%	9.34%	4.03%	7.70%
Alger Mid Cap Growth Class C (Inception 7/31/97)*,†	(5.30)%	9.49%	3.82%	7.18%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	n/a	n/a	n/a	(13.50)%

Alger SMid Cap Growth Class A (Inception 5/8/02)	(5.59)%	8.54%	6.76%	7.33%
Alger SMid Cap Growth Class B (Inception 5/8/02)	(5.41)%	8.56%	6.67%	7.28%
Alger SMid Cap Growth Class C (Inception 5/8/02)	(1.97)%	8.89%	6.53%	7.04%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	(0.44)%	9.76%	7.43%	7.83%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	(0.08)%	n/a	n/a	7.89%

Alger Small Cap Growth Class A (Inception 12/31/96)	(4.19)%	8.05%	5.93%	3.56%
Alger Small Cap Growth Class B (Inception 11/11/86)	(3.96)%	8.28%	5.96%	3.54%
Alger Small Cap Growth Class C (Inception 7/31/97)*,†	(0.61)%	8.18%	5.62%	3.36%
Alger Small Cap Growth Class Z (Inception 12/29/10)	1.23%	n/a	n/a	6.87%

Alger Growth Opportunities Class A (Inception 3/3/08)	(1.18)%	9.83%	n/a	6.26%
Alger Growth Opportunities Class C (Inception 3/3/08)	2.74%	10.29%	n/a	6.26%
Alger Growth Opportunities Class I (Inception 3/3/08)	4.60%	11.30%	n/a	7.26%
Alger Growth Opportunities Class Z (Inception 12/29/10)	4.98%	n/a	n/a	9.09%

Alger Health Sciences Class A (Inception 5/1/02)	(1.48)%	14.77%	9.01%	11.35%
Alger Health Sciences Class B (Inception 5/1/02)	(0.83)%	14.88%	8.90%	11.28%
Alger Health Sciences Class C (Inception 5/1/02)	2.37%	15.13%	8.76%	11.04%
Alger Health Sciences Class Z (Inception 5/28/15)	n/a	n/a	n/a	(14.58)%

Alger Growth & Income Class A (Inception 12/31/96)	(6.61)%	9.84%	5.77%	7.28%
Alger Growth & Income Class B (Inception 6/1/92)	n/a	n/a	n/a	7.24%
Alger Growth & Income Class C (Inception 7/31/97)*,†	(3.11)%	10.21%	5.55%	7.05%
Alger Growth & Income Class Z (Inception 3/1/12)	(1.20)%	n/a	n/a	10.77%

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund)
changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Beginning May 31, 2013 Alger International Growth Fund (formerly Alger Large Cap Growth Fund)
changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

* Historical performance prior to the inception of the Class, is that of the Fund's Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class
C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July
31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index
(unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger Capital
Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends.
Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	3.43%	14.03%	10.87%	8.87%
Class B (Inception 11/1/93)	3.74%	14.10%	10.74%	8.84%
Class C (Inception 7/31/97)*	7.42%	14.38%	10.62%	8.64%
Russell 1000 Growth Index	9.18%	15.30%	9.09%	7.00%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	9.54%	n/a	n/a	14.42%
Russell 1000 Growth Index	9.18%	n/a	n/a	14.23%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex
USA (unmanaged index of common stocks) for the ten years ended October 31, 2015. Beginning May 31, 2013
Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the Alger International Growth Fund Class A shares and the index include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C, Class
I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Indices performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(2.57)%	6.02%	3.71%	5.25%
Class B (Inception 11/11/86)	(2.96)%	6.10%	3.69%	5.21%
Class C (Inception 7/31/97)*	0.99%	6.31%	3.48%	5.03%
MSCI AC WORLD INDEX ex USA	(4.26)%	3.06%	4.62%	5.20%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	3.04%	n/a	n/a	5.34%
MSCI AC WORLD INDEX ex USA	(4.26)%	n/a	n/a	2.11%

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	3.27%	n/a	n/a	6.62%
MSCI AC WORLD INDEX ex USA	(4.26)%	n/a	n/a	2.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger Mid Cap
Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(4.05)%	9.60%	5.14%	8.01%
Class B (Inception 5/24/93)	(4.54)%	9.70%	5.04%	7.96%
Class C (Inception 7/31/97)*	(0.65)%	9.83%	4.82%	7.44%
Russell Midcap Growth Index	4.94%	14.10%	9.08%	8.47%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	n/a	n/a	n/a	(8.80)%
Russell Midcap Growth Index	n/a	n/a	n/a	(4.31)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger SMid Cap
Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	(5.54)%	8.90%	7.44%	7.64%
Class B (Inception 5/8/02)	(5.37)%	8.94%	7.35%	7.58%
Class C (Inception 5/8/02)	(1.93)%	9.24%	7.21%	7.35%
Class I (Inception 8/5/07)*	(0.48)%	10.11%	8.11%	8.13%
Russell 2500 Growth Index	4.17%	14.25%	9.29%	8.91%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(0.02)%	n/a	n/a	8.75%
Russell 2500 Growth Index	4.17%	n/a	n/a	12.00%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMID CAP GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

* Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger Small Cap
Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(5.13)%	8.28%	6.70%	3.77%
Class B (Inception 11/11/86)	(4.89)%	8.49%	6.72%	3.75%
Class C (Inception 7/31/97)*	(1.57)%	8.41%	6.36%	3.58%
Russell 2000 Growth Index	3.52%	13.56%	8.67%	6.18%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	0.52%	n/a	n/a	7.70%
Russell 2000 Growth Index	3.52%	n/a	n/a	11.14%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 2000 Growth Index and the
Russell 2500 Growth Index (unmanaged indices of common stocks) from March 3, 2008, the inception date of the Alger Small Cap Focus Fund, through October 31, 2015. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2105 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Prior to August 7, 2015 the Fund compared its performance to the Russell 2500 Growth Index. From August 7 forward, the Fund will compare its performance to the Russell
2000 Growth Index to better reflect its investment strategies. Figures for the Alger Small Cap Focus Fund Class
A shares, the Russell 2000 Growth Index and the Russell 2500 Growth index include reinvestment of dividends.
Performance for the Alger Small Cap Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	(1.68)%	10.07%	n/a	6.79%
Class C (Inception 3/3/08)	2.12%	10.51%	n/a	6.76%
Class I (Inception 3/3/08)	4.07%	11.53%	n/a	7.78%
Russell 2000 Growth Index	3.52%	13.56%	n/a	9.83%
Russell 2500 Growth Index	4.17%	14.25%	n/a	9.93%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	4.43%	n/a	n/a	9.91%
Russell 2000 Growth Index	3.52%	n/a	n/a	11.14%
Russell 2500 Growth Index	4.17%	n/a	n/a	12.00%

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health
Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger Health Sciences Fund Class
A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences
Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	(3.60)%	14.73%	9.48%	11.41%
Class B (Inception 5/1/02)	(2.97)%	14.82%	9.37%	11.34%
Class C (Inception 5/1/02)	0.17%	15.09%	9.23%	11.10%
S&P 500 Index	5.20%	14.33%	7.85%	7.07%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	n/a	n/a	n/a	(13.06)%
S&P 500 Index	n/a	n/a	n/a	(1.14)%

~~The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s~~
average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth &
Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2015. Beginning April 1, 2011, Alger Growth & Income
Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/
or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(1.21)%	10.99%	6.79%	7.67%
Class C (Inception 7/31/97)*	2.48%	11.35%	6.56%	7.45%
S&P 500 Index	5.20%	14.33%	7.85%	7.60%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	4.53%	n/a	n/a	12.81%
S&P 500 Index	5.20%	n/a	n/a	14.34%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1,
2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2015 (Unaudited)

`
	Alger Capital	Alger Mid Cap Growth	Alger SMid Cap Growth	Alger Small Cap Growth
SECTORS	Appreciation Fund	Fund	Fund	Fund
Consumer Discretionary	19.5%	24.6%	22.3%	12.8%
Consumer Staples	5.5	2.8	3.5	2.3
Energy	1.8	0.7	1.0	1.4
Financials	5.6	8.5	8.1	6.6
Health Care	17.7	14.9	19.0	27.8
Industrials	8.6	14.1	16.3	7.5
Information Technology	33.4	22.7	23.0	36.0
Materials	1.4	3.1	5.3	3.0
Telecommunication Services	1.1	1.4	0.4	0.0
Utilities	0.4	0.6	0.0	0.0
Short-Term Investments and
Net Other Assets	5.0	6.6	1.1	2.6
	100.0%	100.0%	100.0%	100.0%

		Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS		Fund	Fund	Fund
Consumer Discretionary		1.2%	0.0%	13.5%
Consumer Staples		0.0	2.6	11.7
Energy		0.0	0.0	6.5
Financials		0.3	0.0	17.4
Health Care		27.7	92.5	15.0
Industrials		4.9	0.0	11.0
Information Technology		53.3	0.0	18.2
Materials		2.1	0.0	1.1
Telecommunication Services		0.0	0.0	3.1
Utilities		0.0	0.0	0.8
Short-Term Investments and Net Other Assets		10.5	4.9	1.7
		100.0%	100.0%	100.0%

PORTFOLIO SUMMARY†
October 31, 2015 (Unaudited) (Continued)

Alger International
COUNTRY	Growth Fund
Belgium	1.6%
Canada	0.8
China	8.1
Denmark	2.3
France	6.3
Germany	8.7
Hong Kong	2.4
India	2.5
Italy	2.4
Japan	17.1
Luxembourg	0.8
Mexico	0.6
Netherlands	4.9
Portugal	0.8
South Korea	0.8
Spain	3.7
Sweden	1.4
Switzerland	8.2
Taiwan	1.1
United Kingdom	17.9
United States	3.7
Cash and Net Other Assets	3.9
100.0%
† Based on net assets for each Portfolio.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—92.7%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	82,955	$34,841
AEROSPACE & DEFENSE—2.7%
Hexcel Corp.	80,300	3,719,496
Honeywell International, Inc.	313,094	32,336,348
Lockheed Martin Corp.	47,613	10,466,766
The Boeing Co.	154,960	22,944,927
		69,467,537
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	114,441	11,789,712
AIRLINES—1.2%
Delta Air Lines, Inc.	401,200	20,397,008
United Continental Holdings, Inc.*	190,129	11,466,680
		31,863,688
ALTERNATIVE CARRIERS—0.3%
Level 3 Communications, Inc.*	129,088	6,577,034
APPAREL ACCESSORIES & LUXURY GOODS—0.1%
Ralph Lauren Corp.	16,300	1,805,551
Under Armour, Inc., Cl. A*	16,278	1,547,712
		3,353,263
APPAREL RETAIL—0.4%
VF Corp.	142,820	9,643,206
APPLICATION SOFTWARE—2.0%
Adobe Systems, Inc.*	181,289	16,073,083
salesforce.com, inc.*	441,053	34,274,228
		50,347,311
AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC.	411,544	34,236,345
BIOTECHNOLOGY—6.1%
Biogen, Inc.*	82,165	23,869,754
BioMarin Pharmaceutical, Inc.*	75,370	8,821,305
Celgene Corp.*	203,356	24,953,815
Gilead Sciences, Inc.	376,460	40,706,620
Incyte Corp.*	124,302	14,609,214
Intercept Pharmaceuticals, Inc.*	14,045	2,207,874
Regeneron Pharmaceuticals, Inc.*	5,200	2,898,428
Vertex Pharmaceuticals, Inc.*	297,591	37,121,501
		155,188,511
BREWERS—1.5%
Anheuser-Busch InBev SA#	97,093	11,586,108
Molson Coors Brewing Co., Cl. B	304,678	26,842,132
		38,428,240
BROADCASTING—0.2%
CBS Corp., Cl. B	83,200	3,870,464
BUILDING PRODUCTS—0.6%
Fortune Brands Home & Security, Inc.	80,670	4,221,461
Lennox International, Inc.	80,429	10,681,776
		14,903,237

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	656,181	$41,090,054
COMMUNICATIONS EQUIPMENT—1.5%
Arista Networks, Inc.*	147,415	9,509,742
ARRIS Group, Inc.*	298,400	8,432,784
Cisco Systems, Inc.	703,100	20,284,435
		38,226,961
COMPUTER STORAGE & PERIPHERALS—0.2%
SanDisk Corp.	56,800	4,373,600
CONSUMER FINANCE—0.1%
LendingClub Corp.*	94,045	1,333,558
DATA PROCESSING & OUTSOURCED SERVICES—4.6%
Alliance Data Systems Corp.*	75,730	22,515,286
Fiserv, Inc.*	86,689	8,366,355
Visa, Inc., Cl. A	1,122,506	87,084,016
		117,965,657
DRUG RETAIL—1.4%
CVS Caremark Corp.	188,921	18,661,616
Walgreens Boots Alliance, Inc.	202,820	17,174,798
		35,836,414
FOOD RETAIL—0.8%
The Kroger Co.	552,776	20,894,933
FOOTWEAR—0.3%
NIKE, Inc., Cl. B	54,763	7,175,596
GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.	167,892	11,378,041
Dollar Tree, Inc.*	11,455	750,188
		12,128,229
HEALTH CARE EQUIPMENT—2.2%
DexCom, Inc.*	122,600	10,215,032
Edwards Lifesciences Corp.*	143,600	22,566,740
Hologic, Inc.*	386,605	15,023,470
Steris Corp.*	118,767	8,901,587
		56,706,829
HEALTH CARE FACILITIES—0.6%
Amsurg Corp.*	40,600	2,845,654
HCA Holdings, Inc.*	189,008	13,001,860
		15,847,514
HOME ENTERTAINMENT SOFTWARE—0.3%
Activision Blizzard, Inc.	221,411	7,696,246
HOME IMPROVEMENT RETAIL—1.6%
Lowe's Companies, Inc.	211,819	15,638,597
The Home Depot, Inc.	210,665	26,046,620
		41,685,217
HOTELS RESORTS & CRUISE LINES—1.9%
Carnival Corp.	108,300	5,856,864
Ctrip.com International Ltd.#*	85,853	7,981,753
Norwegian Cruise Line Holdings Ltd.*	343,000	21,821,660

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—(CONT.)
Royal Caribbean Cruises Ltd.	120,408	$11,842,127
		47,502,404
HOUSEWARES & SPECIALTIES—0.8%
Jarden Corp.*	429,778	19,254,054
INDUSTRIAL CONGLOMERATES—1.1%
Danaher Corp.	113,301	10,572,116
General Electric Co.	604,944	17,494,981
		28,067,097
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	151,359	21,035,874
INTERNET RETAIL—5.4%
Amazon.com, Inc.*	181,804	113,791,124
NetFlix, Inc.*	174,763	18,940,814
Qunar Cayman Islands Ltd.#*	89,150	4,327,341
		137,059,279
INTERNET SOFTWARE & SERVICES—11.9%
Alphabet, Inc., Cl. C*	190,491	135,402,908
Facebook, Inc., Cl. A*	1,061,467	108,237,790
GrubHub, Inc.*	142,707	3,422,114
LinkedIn Corp., Cl. A*	97,137	23,397,389
Palantir Technologies, Inc., Cl. A*,@	153,282	1,379,538
Yahoo! Inc.*	877,687	31,263,211
		303,102,950
INVESTMENT BANKING & BROKERAGE—1.0%
E*TRADE Financial Corp.*	171,681	4,894,625
Morgan Stanley	659,734	21,751,430
		26,646,055
LIFE SCIENCES TOOLS & SERVICES—1.4%
ThermoFisherScientific,Inc.	272,307	35,612,309
MANAGED HEALTH CARE—2.1%
Aetna, Inc.	27,443	3,149,907
Cigna Corp.	73,942	9,911,186
Humana, Inc.	37,036	6,615,741
UnitedHealth Group, Inc.	291,495	34,332,281
		54,009,115
MOVIES & ENTERTAINMENT—1.7%
The Walt Disney Co.	203,564	23,153,370
Time Warner, Inc.	254,548	19,177,646
		42,331,016
MULTI-LINE INSURANCE—0.2%
Hartford Financial Services Group, Inc.	118,110	5,463,769
MULTI-UTILITIES—0.3%
Sempra Energy	67,790	6,942,374
OIL & GAS EQUIPMENT & SERVICES—0.8%
Baker Hughes, Inc.	267,359	14,084,472
Weatherford International PLC.*	674,300	6,904,832
		20,989,304

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Anadarko Petroleum Corp.	157,538	$10,536,141
EOG Resources, Inc.	176,300	15,135,355
		25,671,496
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	1,377,841	23,120,172
Citigroup, Inc.	95,852	5,096,451
		28,216,623
PHARMACEUTICALS—5.2%
Allergan PLC.*	184,722	56,981,195
Bristol-Myers Squibb Co.	539,560	35,583,982
Eli Lilly & Co.	112,800	9,201,096
Pfizer,Inc.	358,600	12,127,852
Shire PLC.	233,683	17,692,427
		131,586,552
RAILROADS—0.5%
UnionPacificCorp.	143,726	12,841,918
REGIONAL BANKS—1.1%
Citizens Financial Group, Inc.	1,192,800	28,985,040
RENEWABLE ELECTRICITY—0.1%
TerraForm Global, Inc., Cl. A*,@,(b)	476,211	3,270,138
RESTAURANTS—3.1%
McDonald's Corp.	322,207	36,167,736
Starbucks Corp.	342,835	21,451,186
Yum! Brands, Inc.	310,164	21,993,729
		79,612,651
SECURITY & ALARM SERVICES—0.5%
Tyco International PLC.	351,658	12,814,418
SEMICONDUCTOR EQUIPMENT—0.7%
Lam Research Corp.	180,300	13,809,177
SunEdison, Inc.*	433,077	3,161,462
		16,970,639
SEMICONDUCTORS—2.9%
Avago Technologies Ltd.	196,896	24,243,805
Broadcom Corp., Cl. A	384,613	19,769,108
Microsemi Corp.*	168,900	6,082,089
NXP Semiconductors NV*	315,967	24,756,014
		74,851,016
SOFT DRINKS—1.2%
PepsiCo, Inc.	289,292	29,562,749
SPECIALIZED FINANCE—0.2%
McGraw Hill Financial, Inc.	56,564	5,240,089
SPECIALTY CHEMICALS—0.6%
PPG Industries, Inc.	150,361	15,676,638
SPECIALTY STORES—0.6%
Signet Jewelers Ltd.	96,981	14,638,312
SYSTEMS SOFTWARE—4.5%
Microsoft Corp.	1,900,788	100,057,480

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(CONT.)
ServiceNow, Inc.*	187,066	$15,273,939
		115,331,419
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.5%
Apple, Inc.	962,930	115,070,135
TOBACCO—0.6%
Altria Group, Inc.	271,606	16,424,015
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*	739,378	22,026,071
United Rentals, Inc.*	220,400	16,499,144
		38,525,215
WIRELESS TELECOMMUNICATION SERVICES—0.8%
SBA Communications Corp., Cl. A*	180,143	21,440,620
TOTAL COMMON STOCKS
(Cost $2,038,013,586)		2,365,409,480
PREFERRED STOCKS—0.4%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	715,332	300,439
Choicestream, Inc., Cl. B*,@,(a)	1,649,956	692,982
		993,421
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	625,130	5,626,170
Palantir Technologies, Inc., Cl. D*,@	81,445	733,005
		6,359,175
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	76,682	2,889,378
TOTAL PREFERRED STOCKS
(Cost $8,711,512)		10,241,974
MASTER LIMITED PARTNERSHIP—1.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	953,452	31,521,123
(Cost $31,448,613)		31,521,123
REAL ESTATE INVESTMENT TRUST—0.7%	SHARES	VALUE
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	597,760	16,450,355
(Cost $17,621,280)		16,450,355
Total Investments
(Cost $2,095,794,991)(c)	95.0%	2,423,622,932
Other Assets in Excess of Liabilities	5.0%	128,392,109
NET ASSETS	100.0%	$2,552,015,041

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on January 27, 2016.
(c) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$2,141,264,650, amounted to $282,358,282 which consisted of aggregate gross unrealized appreciation of $355,053,523 and aggregate gross unrealized depreciation of $72,695,241.
* Non-income producing security.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2015 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	3/14/14	$24,057	0.00%	$34,841	0.00%
Choicestream, Inc., Cl. A	12/17/13	572,038	0.03%	300,439	0.01%
Choicestream, Inc., Cl. B	7/10/14	989,973	0.05%	692,982	0.03%
Intarcia Therapeutics, Inc.	3/27/14	2,483,730	0.14%	2,889,378	0.11%
Palantir Technologies, Inc., Cl. A	10/07/14	997,406	0.05%	1,379,538	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	4,128,004	0.22%	5,626,170	0.22%
Palantir Technologies, Inc., Cl. D	10/14/14	537,767	0.03%	733,005	0.03%
TerraForm Global, Inc., Cl. A	06/08/15	6,786,000	0.31%	3,270,138	0.13%
Total				$14,926,491	0.58%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—96.0%	SHARES	VALUE
BELGIUM—1.6%
BREWERS—0.6%
Anheuser-Busch InBev NV	12,409	$1,480,295
FOOD RETAIL—1.0%
Delhaize Group	23,300	2,161,390
TOTAL BELGIUM
(Cost $3,429,177)		3,641,685
CANADA—0.8%
INTEGRATED OIL & GAS—0.8%
Suncor Energy, Inc.	57,500	1,711,082
(Cost $2,127,063)
CHINA—8.1%
CONSTRUCTION & ENGINEERING—1.0%
China Communications Construction Co., Ltd.	800,000	1,104,143
China State Construction International Holdings Ltd.	732,800	1,111,943
		2,216,086
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
CRRC Corp., Ltd.	1,176,400	1,496,956
DIVERSIFIED BANKS—1.6%
China Construction Bank Corp.	2,725,400	1,971,729
Industrial & Commercial Bank of China Ltd.	2,380,000	1,509,638
		3,481,367
INTEGRATED OIL & GAS—0.5%
China Petroleum & Chemical Corp.	1,600,000	1,149,187
INTERNET SOFTWARE & SERVICES—2.5%
Alibaba Group Holding Ltd.#*	30,000	2,514,900
Baidu, Inc.#*	4,500	843,615
Tencent Holdings Ltd.	122,200	2,297,094
		5,655,609
LIFE & HEALTH INSURANCE—0.8%
Ping An Insurance Group Co., of China Ltd.	339,000	1,905,059
REAL ESTATE DEVELOPMENT—0.5%
China Overseas Land & Investment Ltd.	380,000	1,227,342
WIRELESS TELECOMMUNICATION SERVICES—0.5%
China Mobile Ltd.	84,600	1,013,792
TOTAL CHINA
(Cost $18,140,664)		18,145,398
DENMARK—2.3%
BIOTECHNOLOGY—0.5%
Bavarian Nordic A/S*	27,700	1,108,259
PHARMACEUTICALS—1.8%
Novo Nordisk A/S, Cl. B	75,600	4,014,063
TOTAL DENMARK
(Cost $5,700,170)		5,122,322
FRANCE—6.3%
APPLICATION SOFTWARE—0.7%
Dassault Systemes	20,888	1,647,364

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
FRANCE—(CONT.)
BIOTECHNOLOGY—0.8%
DBV Technologies SA#*	15,000	$520,050
Innate Pharma SA*	84,950	1,221,772
		1,741,822
DIVERSIFIED BANKS—1.3%
BNP Paribas SA	48,000	2,907,871
HEALTH CARE SUPPLIES—1.1%
Essilor International SA	18,600	2,440,834
HOME ENTERTAINMENT SOFTWARE—1.5%
UBISOFT Entertainment*	114,200	3,420,649
INTEGRATED OIL & GAS—0.9%
TOTAL SA	42,100	2,035,352
TOTAL FRANCE
(Cost $12,487,514)		14,193,892
GERMANY—8.6%
ALTERNATIVE CARRIERS—0.2%
Tele Columbus AG*	35,749	329,575
AUTOMOBILE MANUFACTURERS—2.8%
Bayerische Motoren Werke AG	39,646	4,059,768
Daimler AG	26,400	2,288,619
		6,348,387
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
OSRAM Licht AG	14,000	822,474
ELECTRONIC EQUIPMENT MANUFACTURERS—0.3%
SLM Solutions Group AG*	37,726	717,502
HEALTH CARE SERVICES—1.8%
Fresenius Medical Care AG & Co.	45,500	4,094,226
INTEGRATED TELECOMMUNICATION SERVICES—2.1%
Deutsche Telekom AG	248,900	4,661,022
INTERNET SOFTWARE & SERVICES—1.0%
United Internet AG	44,800	2,325,510
TOTAL GERMANY
(Cost $18,550,404)		19,298,696
HONG KONG—2.4%
ELECTRIC UTILITIES—0.8%
Power Assets Holdings Ltd.	186,800	1,860,380
LIFE & HEALTH INSURANCE—1.6%
AIA Group Ltd.	592,504	3,470,215
TOTAL HONG KONG
(Cost $4,590,521)		5,330,595
INDIA—2.5%
DIVERSIFIED BANKS—1.4%
HDFC Bank Ltd.	155,200	3,119,529
PHARMACEUTICALS—0.8%
Sun Pharmaceutical Industries Ltd.	126,700	1,718,547

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—(CONT.)
TOBACCO—0.3%
ITC Ltd.	150,000	$765,354
TOTAL INDIA
(Cost $4,583,805)		5,603,430
ITALY—2.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Azimut Holding SpA	65,000	1,563,018
DIVERSIFIED BANKS—1.2%
Intesa Sanpaolo SpA	770,300	2,679,186
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Infrastrutture Wireless Italiane SpA*	217,800	1,129,697
TOTAL ITALY
(Cost $5,310,852)		5,371,901
JAPAN—17.1%
AUTOMOBILE MANUFACTURERS—2.0%
Toyota Motor Corp.	72,625	4,449,145
BREWERS—0.7%
Asahi Group Holdings Ltd.	49,000	1,511,401
COMMODITY CHEMICALS—1.1%
Toray Industries, Inc.	272,750	2,379,428
DIVERSIFIED BANKS—2.5%
Japan Post Bank Co., Ltd.*	34,800	418,148
Mitsubishi UFJ Financial Group, Inc.	499,000	3,227,166
Sumitomo Mitsui Financial Group, Inc.	51,000	2,034,493
		5,679,807
DIVERSIFIED REAL ESTATE ACTIVITIES—2.5%
Mitsui Fudosan Co., Ltd.	127,900	3,480,482
Sumitomo Realty & Development Co., Ltd.	66,200	2,179,768
		5,660,250
ELECTRONIC COMPONENTS—1.0%
Murata Manufacturing Co., Ltd.	15,000	2,135,183
ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
Horiba Ltd.	35,900	1,412,554
FOOD RETAIL—1.2%
Seven & i Holdings Co., Ltd.	58,600	2,661,784
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.7%
Electric Power Development Co., Ltd.	51,000	1,681,194
INDUSTRIAL MACHINERY—0.7%
FANUC Corp.	8,400	1,482,047
INVESTMENT BANKING & BROKERAGE—0.8%
Daiwa Securities Group, Inc.	276,500	1,890,510
LIFE & HEALTH INSURANCE—0.6%
Japan Post Holdings Co., Ltd.*	87,000	1,009,322
Japan Post Insurance Co., Ltd.*	17,400	317,216
		1,326,538

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
JAPAN—(CONT.)
RAILROADS—1.0%
East Japan Railway Co.	24,200	$2,300,734
TIRES & RUBBER—0.9%
Bridgestone Corp.	52,200	1,914,143
TOBACCO—0.8%
Japan Tobacco, Inc.	51,900	1,796,277
TOTAL JAPAN
(Cost $38,229,511)		38,280,995
LUXEMBOURG—0.8%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Grand City Properties SA	89,100	1,777,629
(Cost $1,257,887)
MEXICO—0.6%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.6%
Corp Inmobiliaria Vesta SAB de CV	780,530	1,279,310
(Cost $1,586,691)
NETHERLANDS—4.9%
AUTOMOBILE MANUFACTURERS—0.1%
Ferrari NV*	4,000	201,720
DIVERSIFIED BANKS—1.2%
ING Groep NV	182,200	2,650,991
PERSONAL PRODUCTS—1.8%
Unilever NV	89,000	4,042,222
SEMICONDUCTOR EQUIPMENT—0.8%
ASML Holding NV#	20,157	1,870,368
SEMICONDUCTORS—1.0%
NXP Semiconductors NV*	27,600	2,162,460
TOTAL NETHERLANDS
(Cost $10,766,699)		10,927,761
PORTUGAL—0.8%
BROADCASTING—0.8%
NOS SGPS SA	212,700	1,764,620
(Cost $1,477,465)
SOUTH KOREA—0.8%
SEMICONDUCTORS—0.8%
Samsung Electronics Co., Ltd.	1,550	1,856,359
(Cost $1,786,410)
SPAIN—3.7%
ALTERNATIVE CARRIERS—0.9%
Cellnex Telecom SAU*	116,200	2,010,734
ELECTRIC UTILITIES—2.8%
Iberdrola SA	410,000	2,922,971
Red Electrica Corp., SA	38,000	3,344,413
		6,267,384
TOTAL SPAIN
(Cost $7,856,189)		8,278,118

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SWEDEN—1.4%
BIOTECHNOLOGY—0.6%
Swedish Orphan Biovitrum AB*	90,200	$1,369,227
BUILDING PRODUCTS—0.5%
Assa Abloy AB, Cl. B	58,400	1,161,627
INDUSTRIAL MACHINERY—0.3%
Arcam AB*	29,400	550,229
TOTAL SWEDEN
(Cost $2,949,465)		3,081,083
SWITZERLAND—8.2%
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Cie Financiere Richemont SA	13,000	1,114,155
PACKAGED FOODS & MEATS—2.1%
Nestle SA	61,700	4,709,893
PHARMACEUTICALS—4.1%
Novartis AG	55,400	5,016,078
Roche Holding AG	15,448	4,191,994
		9,208,072
PROPERTY & CASUALTY INSURANCE—1.5%
ACE Ltd.	30,000	3,406,200
TOTAL SWITZERLAND
(Cost $18,707,748)		18,438,320
TAIWAN—1.1%
INTEGRATED TELECOMMUNICATION SERVICES—0.5%
Chunghwa Telecom Co., Ltd,#	36,400	1,115,296
SEMICONDUCTORS—0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	350,000	1,474,716
TOTAL TAIWAN
(Cost $2,628,681)		2,590,012
UNITED KINGDOM—17.9%
DIVERSIFIED BANKS—0.5%
Lloyds Banking Group PLC.	1,000,000	1,134,718
HOUSEHOLD PRODUCTS—2.0%
Reckitt Benckiser Group PLC.	45,262	4,415,996
INDUSTRIAL GASES—1.2%
Essentra PLC.	205,900	2,666,784
INTEGRATED OIL & GAS—1.9%
BG Group PLC.	80,000	1,263,555
BP PLC.	294,400	1,749,163
Royal Dutch Shell PLC., Cl. A	50,900	1,332,984
		4,345,702
INTERNET RETAIL—0.3%
Just Eat PLC.*	102,763	673,750
MULTI-UTILITIES—2.7%
National Grid PLC.	228,100	3,248,416

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED KINGDOM—(CONT.)
MULTI-UTILITIES—(CONT.)
United Utilities Group PLC.	178,100	$2,709,476
		5,957,892
OIL & GAS EQUIPMENT & SERVICES—0.3%
Petrofac Ltd.	58,700	761,449
PHARMACEUTICALS—2.1%
Shire PLC.	60,800	4,603,243
RESTAURANTS—1.2%
Whitbread PLC.	36,700	2,801,835
SOFT DRINKS—0.6%
Britvic PLC.	118,800	1,276,785
SYSTEMS SOFTWARE—0.6%
Sophos Group PLC.*	342,400	1,356,827
TOBACCO—3.5%
British American Tobacco PLC.	104,811	6,225,166
Imperial Tobacco Group PLC.	30,000	1,615,022
		7,840,188
TRADING COMPANIES & DISTRIBUTORS—1.0%
Ashtead Group PLC.	148,600	2,284,244
TOTAL UNITED KINGDOM
(Cost $38,025,700)		40,119,413
UNITED STATES—3.7%
CABLE & SATELLITE—0.4%
Liberty Global PLC.*	18,400	784,576
INDUSTRIAL MACHINERY—0.7%
Ingersoll-Rand PLC.	27,400	1,623,724
PHARMACEUTICALS—0.9%
Allergan PLC.*	6,800	2,097,596
SECURITY & ALARM SERVICES—1.0%
Tyco International PLC.	61,400	2,237,416
SEMICONDUCTORS—0.7%
Avago Technologies Ltd.	12,100	1,489,873
TOTAL UNITED STATES
(Cost $8,165,949)		8,233,185
TOTAL COMMON STOCKS
(Cost $208,358,565)		215,045,806
RIGHTS—0.1%	SHARES	VALUE
GERMANY—0.1%
ALTERNATIVE CARRIERS—0.1%
Tele Columbus AG, 11/3/2015*	35,749	135,587
(Cost $156,445)
Total Investments
(Cost $208,515,010)(a)	96.1%	215,181,393
Other Assets in Excess of Liabilities	3.9%	8,840,318
NET ASSETS	100.0%	$224,021,711

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

# American Depositary Receipts.
(a) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$209,763,403, amounted to $5,417,990 which consisted of aggregate gross unrealized appreciation of $14,296,702 and aggregate gross unrealized depreciation of $8,878,712.
* Non-income producing security.

Industry classifications are unaudited.
See Notes to Financial Statements

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—89.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.8%
Hexcel Corp.	43,500	$2,014,920
TransDigm Group, Inc.*	6,100	1,341,085
		3,356,005
AIRLINES—0.9%
United Continental Holdings, Inc.*	27,800	1,676,618
APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Hanesbrands, Inc.	59,500	1,900,430
PVH Corp.	8,000	727,600
Under Armour, Inc., Cl. A*	16,400	1,559,312
		4,187,342
APPAREL RETAIL—0.6%
L Brands, Inc.	10,500	1,007,790
APPLICATION SOFTWARE—1.9%
ACI Worldwide, Inc.*	63,400	1,518,430
Aspen Technology, Inc.*	15,100	624,989
Autodesk, Inc.*	7,200	397,368
Synchronoss Technologies, Inc.*	26,900	946,342
		3,487,129
AUTO PARTS & EQUIPMENT—1.9%
Delphi Automotive PLC.	27,750	2,308,523
WABCO Holdings, Inc.*	10,200	1,144,746
		3,453,269
AUTOMOBILE MANUFACTURERS—0.1%
Tesla Motors, Inc.*	800	165,544
AUTOMOTIVE RETAIL—1.9%
Advance Auto Parts, Inc.	11,300	2,242,259
Carmax, Inc.*	21,700	1,280,517
		3,522,776
BIOTECHNOLOGY—4.7%
Anacor Pharmaceuticals, Inc.*	4,700	528,327
BioMarin Pharmaceutical, Inc.*	6,100	713,944
Bluebird Bio, Inc.*	5,000	385,650
Celldex Therapeutics, Inc.*	27,300	329,238
Incyte Corp.*	10,700	1,257,571
Intercept Pharmaceuticals, Inc.*	7,300	1,147,560
Portola Pharmaceuticals, Inc.*	26,800	1,275,948
Ultragenyx Pharmaceutical, Inc.*	8,500	844,475
United Therapeutics Corp.*	7,800	1,143,714
Vertex Pharmaceuticals, Inc.*	8,700	1,085,238
		8,711,665
BROADCASTING—0.5%
CBS Corp., Cl. B	20,400	949,008
BUILDING PRODUCTS—3.6%
Allegion PLC.	38,700	2,522,079
AO Smith Corp.	17,100	1,313,622
Fortune Brands Home & Security, Inc.	32,300	1,690,259

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—(CONT.)
Lennox International, Inc.	8,700	$1,155,447
		6,681,407
CASINOS & GAMING—1.2%
Penn National Gaming, Inc.*	126,300	2,255,718
COMMUNICATIONS EQUIPMENT—3.1%
Arista Networks, Inc.*	12,800	825,728
ARRIS Group, Inc.*	62,100	1,754,946
F5 Networks, Inc.*	12,922	1,424,004
NetScout Systems, Inc.*	47,800	1,714,586
		5,719,264
CONSTRUCTION MATERIALS—0.6%
Vulcan Materials Co.	11,900	1,149,302
CONSUMER FINANCE—0.5%
LendingClub Corp.*	60,600	859,308
DATA PROCESSING & OUTSOURCED SERVICES—4.5%
Alliance Data Systems Corp.*	11,000	3,270,410
Fiserv, Inc.*	27,200	2,625,072
Sabre Corp.	21,900	642,108
Vantiv, Inc., CL. A*	33,200	1,664,980
		8,202,570
DRUG RETAIL—0.7%
Rite Aid Corp.*	172,300	1,357,724
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
Acuity Brands, Inc.	8,600	1,879,960
Hubbell, Inc., Cl. B	6,000	581,100
		2,461,060
ENVIRONMENTAL & FACILITIES SERVICES—0.4%
Stericycle, Inc.*	6,000	728,220
FOOD RETAIL—0.7%
The Kroger Co.	36,000	1,360,800
GENERAL MERCHANDISE STORES—2.1%
Burlington Stores, Inc.*	12,800	615,424
Dollar General Corp.	31,800	2,155,086
Dollar Tree, Inc.*	16,600	1,087,134
		3,857,644
HEALTH CARE EQUIPMENT—4.3%
ABIOMED, Inc.*	13,200	972,312
DexCom, Inc.*	29,700	2,474,604
Edwards Lifesciences Corp.*	10,000	1,571,500
Hologic, Inc.*	54,700	2,125,642
IDEXX Laboratories, Inc.*	10,300	706,786
		7,850,844
HEALTH CARE FACILITIES—2.3%
Acadia Healthcare Co., Inc.*	22,700	1,394,007
Amsurg Corp.*	9,000	630,810

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—(CONT.)
Universal Health Services, Inc., Cl. B	13,000	$1,587,170
VCA Antech, Inc.*	11,400	624,378
		4,236,365
HEALTH CARE SERVICES—1.3%
Adeptus Health, Inc., Cl. A*	15,600	1,012,284
Diplomat Pharmacy, Inc.*	19,100	536,901
Team Health Holdings, Inc.*	15,500	924,885
		2,474,070
HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	20,500	1,511,875
HOMEBUILDING—0.7%
Toll Brothers, Inc.*	35,700	1,284,129
HOTELS RESORTS & CRUISE LINES—5.9%
Diamond Resorts International, Inc.*	99,100	2,818,404
Hilton Worldwide Holdings, Inc.	43,700	1,092,063
Norwegian Cruise Line Holdings Ltd.*	67,000	4,262,540
Royal Caribbean Cruises Ltd.	26,600	2,616,110
		10,789,117
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	15,800	1,360,222
HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp.*	47,550	2,130,240
Newell Rubbermaid, Inc.	35,900	1,523,237
		3,653,477
INDUSTRIAL GASES—0.2%
Air Products & Chemicals, Inc.	3,000	416,940
INDUSTRIAL MACHINERY—1.3%
Graco, Inc.	14,735	1,081,549
Ingersoll-Rand PLC.	18,800	1,114,088
NN, Inc.	19,300	266,340
		2,461,977
INTERNET SOFTWARE & SERVICES—3.8%
Cornerstone OnDemand, Inc.*	25,200	793,800
Criteo SA#*	22,500	856,350
Demandware, Inc.*	25,900	1,468,530
GrubHub, Inc.*	33,500	803,330
Hortonworks, Inc.*	12,500	243,250
LinkedIn Corp., Cl. A*	8,800	2,119,656
Palantir Technologies, Inc., Cl. A*,@	16,376	147,384
Twitter, Inc.*	17,100	486,666
		6,918,966
INVESTMENT BANKING & BROKERAGE—1.0%
TD Ameritrade Holding Corp.	51,900	1,788,993
MOVIES & ENTERTAINMENT—0.6%
Live Nation Entertainment, Inc.*	41,800	1,140,304

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS DRILLING—0.3%
Patterson-UTI Energy, Inc.	41,500	$617,935
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Carrizo Oil & Gas, Inc.*	8,000	301,040
Diamondback Energy, Inc.*	3,100	228,904
Whiting Petroleum Corp.*	14,200	244,666
		774,610
PACKAGED FOODS & MEATS—0.7%
TreeHouse Foods, Inc.*	14,600	1,250,344
PHARMACEUTICALS—0.9%
Jazz Pharmaceuticals PLC.*	3,500	480,480
Lannett Co., Inc.*	14,800	662,596
Pacira Pharmaceuticals, Inc.*	9,300	464,535
		1,607,611
RAILROADS—0.2%
Genesee & Wyoming, Inc., Cl. A*	5,200	348,920
REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	7,200	1,200,312
REGIONAL BANKS—1.8%
Citizens Financial Group, Inc.	65,800	1,598,940
Signature Bank*	11,400	1,697,688
		3,296,628
RENEWABLE ELECTRICITY—0.6%
TerraForm Global, Inc., Cl. A*,@,(a)	44,140	303,112
TerraForm Power, Inc., Cl. A	45,600	832,200
		1,135,312
RESEARCH & CONSULTING SERVICES—2.1%
CoStar Group, Inc.*	5,600	1,137,192
Verisk Analytics, Inc., Cl. A*	37,100	2,656,731
		3,793,923
RESTAURANTS—0.4%
Panera Bread Co., Cl. A*	4,100	727,217
SECURITY & ALARM SERVICES—0.7%
Tyco International PLC.	33,600	1,224,384
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.	21,400	1,639,026
SunEdison, Inc.*	52,800	385,440
		2,024,466
SEMICONDUCTORS—4.6%
Avago Technologies Ltd.	28,800	3,546,144
Microsemi Corp.*	49,600	1,786,096
NXP Semiconductors NV*	21,900	1,715,865
Skyworks Solutions, Inc.	18,200	1,405,768
		8,453,873
SPECIALIZED CONSUMER SERVICES—0.9%
ServiceMaster Global Holdings, Inc.*	46,500	1,657,725

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALIZED FINANCE—2.1%
McGraw Hill Financial, Inc.	24,000	$2,223,360
Moody's Corp.	16,100	1,548,176
		3,771,536
SPECIALTY CHEMICALS—2.3%
Axalta Coating Systems Ltd.*	49,000	1,353,870
PPG Industries, Inc.	15,700	1,636,882
The Sherwin-Williams Co.	4,700	1,254,101
		4,244,853
SPECIALTY STORES—3.3%
Signet Jewelers Ltd.	15,800	2,384,852
The Michaels Cos, Inc.*	33,100	773,878
Tractor Supply Co.	15,200	1,404,328
Ulta Salon, Cosmetics & Fragrance, Inc.*	8,200	1,426,472
		5,989,530
SYSTEMS SOFTWARE—2.4%
Fortinet, Inc.*	16,200	556,632
Proofpoint, Inc.*	4,900	345,156
ServiceNow, Inc.*	34,100	2,784,265
Tableau Software, Inc., Cl. A*	7,500	629,700
		4,315,753
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.4%
Western Digital Corp.	11,900	795,158
TRADING COMPANIES & DISTRIBUTORS—1.8%
HD Supply Holdings, Inc.*	73,100	2,177,649
United Rentals, Inc.*	14,400	1,077,984
		3,255,633
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp., Cl. A*	21,900	2,606,538
TOTAL COMMON STOCKS
(Cost $155,923,240)		164,129,703
PREFERRED STOCKS—1.7%	SHARES	VALUE
BIOTECHNOLOGY—1.4%
Prosetta Biosciences, Inc.*,@,(b)	219,610	988,245
Tolero Pharmaceuticals, Inc.*,@,(b)	495,000	1,492,970
		2,481,215
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	66,787	601,083
Palantir Technologies, Inc., Cl. D*,@	8,701	78,308
		679,391
TOTAL PREFERRED STOCKS
(Cost $2,979,689)		3,160,606
REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
HEALTH CARE—0.4%
Omega Healthcare Investors, Inc.	21,800	752,536

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

REAL ESTATE INVESTMENT TRUST—(CONT.)	SHARES	VALUE
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	30,800	$847,616
SPECIALIZED—1.3%
Crown Castle International Corp.	28,500	2,435,610
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $4,347,888)		4,035,762
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	314,956	314,956
(Cost $314,956)		314,956
Total Investments
(Cost $163,565,773)(c)	93.4%	171,641,027
Other Assets in Excess of Liabilities	6.6%	12,143,141
NET ASSETS	100.0%	$183,784,168

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on
January 27, 2016.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(c) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $163,742,790, amounted to $7,898,237 which consisted of aggregate gross unrealized appreciation of $18,593,321 and aggregate gross unrealized depreciation of $10,695,084.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
JS Kred SPV I, LLC.	6/26/15	$314,956	0.15%	$314,956	0.17%
Palantir Technologies, Inc., Cl. A	10/07/14	106,559	0.05%	147,384	0.08%
Palantir Technologies, Inc., Cl. B	10/07/14	441,023	0.22%	601,083	0.33%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	78,308	0.04%
Prosetta Biosciences, Inc.	2/06/15	988,245	0.50%	988,245	0.54%
TerraForm Global, Inc., Cl. A	6/08/15	629,000	0.31%	303,112	0.17%
Tolero Pharmaceuticals, Inc.	8/01/14	1,003,888	0.45%	1,003,888	0.54%
Tolero Pharmaceuticals, Inc.	10/31/14	489,082	0.23%	489,082	0.27%
Total				$3,926,058	2.14%

Industry classifications are unaudited.
See Notes to Financial Statements

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—94.0%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Hexcel Corp.	98,200	$4,548,624
AIR FREIGHT & LOGISTICS—0.8%
Forward Air Corp.	75,000	3,402,000
AIRLINES—0.5%
JetBlue Airways Corp.*	90,950	2,259,198
ALTERNATIVE CARRIERS—0.4%
Zayo Group Holdings, Inc.*	69,300	1,838,529
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Carter's, Inc.	28,350	2,576,448
G-III Apparel Group Ltd.*	62,100	3,421,089
		5,997,537
APPAREL RETAIL—1.3%
AmericanEagleOutfitters,Inc.	159,900	2,443,272
Foot Locker, Inc.	45,400	3,075,850
		5,519,122
APPLICATION SOFTWARE—4.3%
Blackbaud, Inc.	80,350	5,037,141
Fair Isaac Corp.	29,950	2,766,482
HubSpot, Inc.*	91,150	4,728,862
Splunk, Inc.*	49,850	2,799,576
Tyler Technologies, Inc.*	16,400	2,793,904
		18,125,965
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
WisdomTree Investments, Inc.	80,400	1,546,092
AUTO PARTS & EQUIPMENT—2.4%
Gentherm, Inc.*	50,300	2,472,748
Lear Corp.	40,650	5,083,689
WABCO Holdings, Inc.*	23,400	2,626,182
		10,182,619
BIOTECHNOLOGY—6.1%
ACADIA Pharmaceuticals, Inc.*	50,350	1,753,187
Alkermes PLC.*	36,300	2,610,696
Anacor Pharmaceuticals, Inc.*	17,600	1,978,416
Dyax Corp.*	77,250	2,126,692
Halozyme Therapeutics, Inc.*	89,700	1,403,805
Heron Therapeutics, Inc.*	43,650	1,196,883
Intercept Pharmaceuticals, Inc.*	9,800	1,540,560
Juno Therapeutics, Inc.*	43,300	2,241,208
Neurocrine Biosciences, Inc.*	39,850	1,956,236
Novavax, Inc.*	142,150	959,512
Portola Pharmaceuticals, Inc.*	40,800	1,942,488
Seattle Genetics, Inc.*	45,850	1,902,317
Ultragenyx Pharmaceutical, Inc.*	19,550	1,942,293
United Therapeutics Corp.*	15,600	2,287,428
		25,841,721

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—4.9%
Allegion PLC.	78,400	$5,109,328
AO Smith Corp.	48,315	3,711,558
Fortune Brands Home & Security, Inc.	80,550	4,215,182
Lennox International, Inc.	31,850	4,229,999
Masonite International Corp.*	59,450	3,559,271
		20,825,338
CASINOS & GAMING—0.9%
Penn National Gaming, Inc.*	211,550	3,778,283
COMMODITY CHEMICALS—0.7%
Calgon Carbon Corp.	179,750	3,091,700
COMMUNICATIONS EQUIPMENT—0.8%
ARRIS Group, Inc.*	117,600	3,323,376
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—0.9%
Wabtec Corp.	47,450	3,932,182
CONSTRUCTION MATERIALS—0.9%
Vulcan Materials Co.	39,500	3,814,910
CONSUMER ELECTRONICS—0.5%
Harman International Industries, Inc.	17,650	1,940,794
CONSUMER FINANCE—0.4%
PRA Group, Inc.*	33,450	1,833,060
DATA PROCESSING & OUTSOURCED SERVICES—6.2%
Broadridge Financial Solutions	71,600	4,265,928
Euronet Worldwide, Inc.*	55,350	4,441,284
Global Payments, Inc.	22,100	3,014,661
MAXIMUS, Inc.	73,700	5,026,340
Total System Services, Inc.	69,900	3,666,255
Vantiv, Inc., CL. A*	111,000	5,566,650
		25,981,118
DISTRIBUTORS—0.7%
LKQ Corp.*	104,000	3,079,440
DRUG RETAIL—0.7%
Rite Aid Corp.*	371,800	2,929,784
EDUCATION SERVICES—0.8%
Grand Canyon Education, Inc.*	77,215	3,209,055
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Acuity Brands, Inc.	23,450	5,126,170
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
FEI Co.	28,150	2,032,149
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Waste Connections, Inc.	99,475	5,419,398
FOOD DISTRIBUTORS—0.9%
Performance Food Group Co.*	160,200	3,647,754

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
FOOD RETAIL—0.8%
Smart & Final Stores, Inc.*	225,550	$3,324,607
FOOTWEAR—0.3%
Skechers U.S.A. Inc., Cl. A*	45,400	1,416,480
GENERAL MERCHANDISE STORES—1.0%
Burlington Stores, Inc.*	91,850	4,416,148
HEALTH CARE EQUIPMENT—4.4%
ABIOMED, Inc.*	50,850	3,745,611
DexCom, Inc.*	52,000	4,332,640
Hologic, Inc.*	113,700	4,418,382
IDEXX Laboratories, Inc.*	39,400	2,703,628
Steris Corp.*	29,200	2,188,540
Zeltiq Aesthetics, Inc.*	35,500	1,197,770
		18,586,571
HEALTH CARE FACILITIES—3.0%
Acadia Healthcare Co., Inc.*	55,450	3,405,184
Amsurg Corp.*	45,250	3,171,573
Surgery Partners, Inc.*	106,550	1,792,171
VCA Antech, Inc.*	76,600	4,195,382
		12,564,310
HEALTH CARE SERVICES—1.1%
Adeptus Health, Inc., Cl. A*	31,150	2,021,323
Diplomat Pharmacy, Inc.*	65,200	1,832,772
Team Health Holdings, Inc.*	13,750	820,463
		4,674,558
HEALTH CARE SUPPLIES—0.2%
LDR Holding Corp.*	27,300	690,690
HEALTH CARE TECHNOLOGY—0.2%
athenahealth, Inc.*	5,600	853,720
HOME FURNISHING RETAIL—0.7%
Williams-Sonoma, Inc.	42,462	3,131,573
HOMEBUILDING—0.6%
Toll Brothers, Inc.*	71,900	2,586,243
HOTELS RESORTS & CRUISE LINES—0.7%
Diamond Resorts International, Inc.*	97,450	2,771,478
HOUSEHOLD APPLIANCES—0.7%
Helen of Troy Ltd.*	29,850	2,961,418
HOUSEWARES & SPECIALTIES—1.1%
Jarden Corp.*	100,200	4,488,960
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.7%
On Assignment, Inc.*	89,350	4,030,579
WageWorks, Inc.*	62,900	3,020,458
		7,051,037
INDUSTRIAL MACHINERY—0.9%
Graco, Inc.	41,100	3,016,740

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY—(CONT.)
NN, Inc.	66,980	$924,324
		3,941,064
INTERNET SOFTWARE & SERVICES—2.4%
comScore, Inc.*	34,600	1,480,188
Criteo SA#*	61,850	2,354,011
Demandware, Inc.*	39,850	2,259,495
Palantir Technologies, Inc., Cl. A*,@	81,310	731,790
Stamps.com, Inc.*	44,850	3,391,108
		10,216,592
INVESTMENT BANKING & BROKERAGE—0.4%
Virtu Financial, Inc., Cl. A	73,450	1,777,490
LEISURE FACILITIES—0.4%
Planet Fitness, Inc., Cl. A*	98,800	1,614,392
LEISURE PRODUCTS—0.9%
Brunswick Corp.	67,600	3,637,556
LIFE SCIENCES TOOLS & SERVICES—1.6%
Mettler-Toledo International, Inc.*	5,150	1,601,599
PRA Health Sciences, Inc.*	92,435	3,238,922
Quintiles Transnational Holdings, Inc.*	27,400	1,744,010
		6,584,531
MANAGED HEALTH CARE—0.7%
Centene Corp.*	48,200	2,866,936
MOVIES & ENTERTAINMENT—0.7%
Lions Gate Entertainment Corp.	80,350	3,131,239
OIL & GAS EQUIPMENT & SERVICES—0.2%
Weatherford International PLC.*	90,520	926,925
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Diamondback Energy, Inc.*	19,550	1,443,572
Whiting Petroleum Corp.*	50,200	864,946
		2,308,518
OIL & GAS STORAGE & TRANSPORTATION—0.2%
Cheniere Energy Partners LP Holdings LLC	51,550	1,014,504
PACKAGED FOODS & MEATS—1.1%
Hain Celestial Group, Inc.*	24,900	1,241,265
TreeHouse Foods, Inc.*	40,650	3,481,266
		4,722,531
PAPER PACKAGING—1.9%
Graphic Packaging Holding Co.	264,250	3,741,780
Packaging Corp., of America	26,900	1,841,305
Sealed Air Corp.	50,600	2,485,472
		8,068,557
PHARMACEUTICALS—1.0%
Akorn, Inc.*	52,400	1,401,176
Intersect ENT, Inc.*	54,500	1,044,220

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—(CONT.)
Lannett Co., Inc.*	43,550	$1,949,733
		4,395,129
RAILROADS—0.5%
Genesee & Wyoming, Inc., Cl. A*	34,300	2,301,530
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	20,035	3,340,035
REGIONAL BANKS—2.7%
Investors Bancorp, Inc.	330,500	4,134,555
Signature Bank*	37,500	5,584,500
SVB Financial Group*	13,850	1,690,670
		11,409,725
RESEARCH & CONSULTING SERVICES—0.8%
CoStar Group, Inc.*	16,100	3,269,427
RESTAURANTS—2.6%
Dave & Buster's Entertainment, Inc.*	77,500	2,989,950
Panera Bread Co., Cl. A*	13,850	2,456,574
Papa John's International, Inc.	48,200	3,382,194
Restaurant Brands International, Inc.	56,600	2,273,056
		11,101,774
SEMICONDUCTORS—2.6%
Cavium Networks, Inc.*	55,600	3,944,820
Microsemi Corp.*	140,050	5,043,201
Monolithic Power Systems, Inc.	28,650	1,788,333
		10,776,354
SPECIALIZED CONSUMER SERVICES—2.2%
Service Corp. International	166,800	4,713,768
ServiceMaster Global Holdings, Inc.*	132,400	4,720,060
		9,433,828
SPECIALTY CHEMICALS—1.8%
Axalta Coating Systems Ltd.*	160,300	4,429,089
International Flavors & Fragrances, Inc.	20,750	2,408,245
PolyOne Corp.	25,550	854,392
		7,691,726
SPECIALTY STORES—3.0%
Party City Holdco, Inc.*	145,850	2,308,805
Signet Jewelers Ltd.	19,900	3,003,706
The Michaels Cos, Inc.*	148,450	3,470,761
Ulta Salon, Cosmetics & Fragrance, Inc.*	22,350	3,888,006
		12,671,278
SYSTEMS SOFTWARE—3.7%
Fortinet, Inc.*	85,100	2,924,036
Proofpoint, Inc.*	78,650	5,540,106
ServiceNow, Inc.*	50,750	4,143,738
Tableau Software, Inc., Cl. A*	16,000	1,343,360
TubeMogul, Inc.*	138,100	1,650,295
		15,601,535

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.9%
Electronics For Imaging, Inc.*	82,850	$3,847,554
TRADING COMPANIES & DISTRIBUTORS—1.9%
HD Supply Holdings, Inc.*	164,500	4,900,455
United Rentals, Inc.*	39,600	2,964,456
		7,864,911
TOTAL COMMON STOCKS
(Cost $360,584,040)		397,259,352
PREFERRED STOCKS—1.5%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc.*,@,(a)	231,474	1,041,633
INTERNET SOFTWARE & SERVICES—0.8%
Palantir Technologies, Inc., Cl. B*,@	331,607	2,984,463
Palantir Technologies, Inc., Cl. D*,@	43,203	388,827
		3,373,290
PHARMACEUTICALS—0.5%
Intarcia Therapeutics, Inc.*,@	49,317	1,858,264
TOTAL PREFERRED STOCKS
(Cost $5,114,017)		6,273,187
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—0.5%
Lazard Ltd., Cl. A	44,450	2,058,924
(Cost $2,193,730)		2,058,924
REAL ESTATE INVESTMENT TRUST—2.9%	SHARES	VALUE
HOTELS & RESORTS—0.4%
Pebblebrook Hotel Trust	50,400	1,722,672
SPECIALIZED—2.5%
CyrusOne, Inc.	57,850	2,040,948
Lamar Advertising Co., Cl. A	59,350	3,349,120
Sovran Self Storage, Inc.	52,750	5,268,143
		10,658,211
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $11,553,012)		12,380,883
Total Investments
(Cost $379,444,799)(b)	98.9%	417,972,346
Other Assets in Excess of Liabilities	1.1%	4,751,266
NET ASSETS	100.0%	$422,723,612

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$384,329,770, amounted to $33,642,576 which consisted of aggregate gross unrealized appreciation of $55,993,874 and aggregate gross unrealized depreciation of $22,351,298.

THE ALGER FUNDS | ALGER SMID CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Intarcia Therapeutics, Inc.	3/27/14	$1,597,378	0.14%	$1,858,264	0.44%
Palantir Technologies, Inc., Cl. A	10/07/14	529,084	0.05%	731,790	0.17%
Palantir Technologies, Inc., Cl. B	10/07/14	2,189,744	0.22%	2,984,463	0.70%
Palantir Technologies, Inc., Cl. D	10/14/14	285,262	0.03%	388,827	0.09%
Prosetta Biosciences, Inc.	2/06/15	1,041,633	0.10%	1,041,633	0.25%
Total				$7,004,977	1.65%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS |ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—94.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Hexcel Corp.	37,700	$1,746,264
AIR FREIGHT & LOGISTICS—0.8%
Forward Air Corp.	26,300	1,192,968
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
G-III Apparel Group Ltd.*	29,600	1,630,664
APPAREL RETAIL—0.6%
AmericanEagleOutfitters,Inc.	64,200	980,976
APPLICATION SOFTWARE—16.1%
ACI Worldwide, Inc.*	94,600	2,265,670
American Software, Inc., Cl. A	181,751	1,859,313
Blackbaud, Inc.	53,300	3,341,377
Ellie Mae, Inc.*	30,700	2,240,486
Fair Isaac Corp.	21,800	2,013,666
Guidewire Software, Inc.*	34,800	2,026,404
HubSpot, Inc.*	41,800	2,168,584
Manhattan Associates, Inc.*	38,400	2,797,440
Paycom Software, Inc.*	20,300	771,603
PROS Holdings, Inc.*	39,650	952,393
SolarWinds, Inc.*	40,700	2,361,821
Tyler Technologies, Inc.*	15,700	2,674,652
		25,473,409
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
WisdomTree Investments, Inc.	14,598	280,719
AUTO PARTS & EQUIPMENT—1.6%
Gentherm, Inc.*	24,900	1,224,084
Tenneco, Inc.*	24,000	1,358,160
		2,582,244
AUTOMOTIVE RETAIL—0.9%
Lithia Motors, Inc., Cl. A	11,900	1,396,941
BIOTECHNOLOGY—8.2%
ACADIA Pharmaceuticals, Inc.*	21,800	759,076
Amicus Therapeutics, Inc.*	33,400	250,500
Anacor Pharmaceuticals, Inc.*	8,700	977,967
Celldex Therapeutics, Inc.*	43,900	529,434
Clovis Oncology, Inc.*	8,600	859,226
Dyax Corp.*	38,700	1,065,411
Halozyme Therapeutics, Inc.*	46,900	733,985
Heron Therapeutics, Inc.*	25,800	707,436
Incyte Corp.*	20,100	2,362,353
Juno Therapeutics, Inc.*	13,200	683,232
Neurocrine Biosciences, Inc.*	20,900	1,025,981
Novavax, Inc.*	59,400	400,950
Portola Pharmaceuticals, Inc.*	16,600	790,326
TESARO, Inc.*	18,900	859,383

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BIOTECHNOLOGY—(CONT.)
Ultragenyx Pharmaceutical, Inc.*	9,900	$983,565
		12,988,825
BUILDING PRODUCTS—1.0%
Masonite International Corp.*	26,300	1,574,581
CASINOS & GAMING—1.0%
Penn National Gaming, Inc.*	88,800	1,585,968
COMMODITY CHEMICALS—0.7%
Calgon Carbon Corp.	68,400	1,176,480
COMMUNICATIONS EQUIPMENT—2.1%
ARRIS Group, Inc.*	28,300	799,758
NetScout Systems, Inc.*	69,700	2,500,139
		3,299,897
CONSUMER FINANCE—0.7%
PRA Group, Inc.*	20,000	1,096,000
DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Euronet Worldwide, Inc.*	19,300	1,548,632
MAXIMUS, Inc.	26,100	1,780,020
WEX, Inc.*	5,075	456,293
		3,784,945
EDUCATION SERVICES—0.8%
Grand Canyon Education, Inc.*	30,200	1,255,112
ELECTRONIC COMPONENTS—1.5%
DTS, Inc.*	76,800	2,285,568
ELECTRONIC EQUIPMENT MANUFACTURERS—1.8%
Cognex Corp.	35,400	1,331,040
FEI Co.	20,500	1,479,895
		2,810,935
FOOD DISTRIBUTORS—0.8%
Performance Food Group Co.*	55,500	1,263,735
FOOD RETAIL—1.0%
Smart & Final Stores, Inc.*	107,700	1,587,498
GENERAL MERCHANDISE STORES—1.2%
Burlington Stores, Inc.*	39,300	1,889,544
HEALTH CARE EQUIPMENT—5.0%
Abaxis, Inc.	7,600	381,596
ABIOMED, Inc.*	17,500	1,289,050
Cantel Medical Corp.	47,300	2,803,944
LivaNova PLC.*	39,800	2,637,944
Steris Corp.*	10,900	816,955
		7,929,489
HEALTH CARE FACILITIES—2.4%
Amsurg Corp.*	12,900	904,161
Surgery Partners, Inc.*	49,000	824,180

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—(CONT.)
VCA Antech, Inc.*	37,000	$2,026,490
		3,754,831
HEALTH CARE SERVICES—1.7%
Adeptus Health, Inc., Cl. A*	16,200	1,051,218
Diplomat Pharmacy, Inc.*	27,100	761,781
Team Health Holdings, Inc.*	15,200	906,984
		2,719,983
HEALTH CARE SUPPLIES—3.4%
Neogen Corp.*	63,300	3,421,365
Quidel Corp.*	99,900	1,920,078
		5,341,443
HEALTH CARE TECHNOLOGY—1.8%
Medidata Solutions, Inc.*	38,200	1,642,600
Veeva Systems, Inc., Cl. A*	46,800	1,187,316
		2,829,916
HOMEFURNISHING RETAIL—0.8%
Restoration Hardware Holdings, Inc.*	12,900	1,329,861
HOTELS RESORTS & CRUISE LINES—0.6%
Diamond Resorts International, Inc.*	32,700	929,988
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
On Assignment, Inc.*	38,600	1,741,246
WageWorks, Inc.*	32,900	1,579,858
		3,321,104
INDUSTRIAL MACHINERY—1.5%
Proto Labs, Inc.*	36,800	2,386,112
INTERNET SOFTWARE & SERVICES—7.2%
comScore, Inc.*	15,600	667,368
Criteo SA#*	41,600	1,583,296
Cvent, Inc.*	54,800	1,732,228
Demandware, Inc.*	17,100	969,570
SPS Commerce, Inc.*	44,800	3,217,536
Stamps.com, Inc.*	25,800	1,950,738
Textura Corp.*	41,200	1,209,632
		11,330,368
INVESTMENT BANKING & BROKERAGE—0.5%
Evercore Partners, Inc., Cl. A	13,300	718,200
LEISURE FACILITIES—0.3%
Planet Fitness, Inc., Cl. A*	32,100	524,514
LIFE SCIENCES TOOLS & SERVICES—3.4%
Bio-Techne Corp.	31,600	2,787,120
Luminex Corp.*	65,900	1,199,380
PRA Health Sciences, Inc.*	41,500	1,454,160
		5,440,660
MANAGED HEALTH CARE—0.6%
Molina Healthcare, Inc.*	16,400	1,016,800

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—0.3%
RPC, Inc.	46,500	$512,895
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Parsley Energy, Inc., Cl. A*	48,400	858,132
QEP Resources, Inc.	52,300	808,558
		1,666,690
PACKAGED FOODS & MEATS—0.5%
TreeHouse Foods, Inc.*	9,400	805,016
PAPER PACKAGING—0.7%
Graphic Packaging Holding Co.	77,800	1,101,648
PHARMACEUTICALS—0.9%
Impax Laboratories, Inc.*	19,800	685,674
Lannett Co., Inc.*	14,700	658,119
		1,343,793
REGIONAL BANKS—2.5%
Bank of the Ozarks, Inc.	37,400	1,870,748
Boston Private Financial Holdings, Inc.	96,300	1,103,598
Investors Bancorp, Inc.	73,300	916,983
		3,891,329
RESTAURANTS—2.5%
Dave & Buster's Entertainment, Inc.*	28,600	1,103,388
Fiesta Restaurant Group, Inc.*	18,000	636,480
Papa John's International, Inc.	25,099	1,761,197
Shake Shack, Inc., Cl. A*	8,800	401,016
		3,902,081
SEMICONDUCTORS—2.7%
Cavium Networks, Inc.*	18,600	1,319,670
Microsemi Corp.*	44,897	1,616,741
Monolithic Power Systems, Inc.	21,800	1,360,756
		4,297,167
SPECIALTY CHEMICALS—1.6%
Balchem Corp.	36,600	2,499,780
SPECIALTY STORES—1.5%
Five Below, Inc.*	44,555	1,530,019
Party City Holdco, Inc.*	52,400	829,492
		2,359,511
SYSTEMS SOFTWARE—2.2%
Proofpoint, Inc.*	37,800	2,662,632
TubeMogul, Inc.*	66,649	796,455
		3,459,087
TRADING COMPANIES & DISTRIBUTORS—1.0%
Watsco, Inc.	12,500	1,537,875
TOTAL COMMON STOCKS
(Cost $137,429,743)		148,833,414

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

PREFERRED STOCKS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc.*,@,(a)	50,688	$228,096
Tolero Pharmaceuticals, Inc.*,@,(a)	148,237	447,098
		675,194
TOTAL PREFERRED STOCKS
(Cost $675,194)		675,194
RIGHTS—–%	SHARES	VALUE
BIOTECHNOLOGY—–%
Neuralstem, Inc., 1/8/2019*	77,950	–
(Cost $0)		–
REAL ESTATE INVESTMENT TRUST—2.5%	SHARES	VALUE
HOTELS & RESORTS—0.6%
Pebblebrook Hotel Trust	28,246	965,448
SPECIALIZED—1.9%
CyrusOne, Inc.	37,100	1,308,888
Sovran Self Storage, Inc.	16,800	1,677,816
		2,986,704
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,595,694)		3,952,152
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	290,078	290,078
(Cost $290,078)		290,078
Total Investments
(Cost $141,990,709)(b)	97.4%	153,750,838
Other Assets in Excess of Liabilities	2.6%	4,133,199
NET ASSETS	100.0%	$157,884,037

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2015 (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $143,841,146, amounted to $9,909,692 which consisted of aggregate gross unrealized appreciation of $19,051,935 and aggregate gross unrealized depreciation of $9,142,243.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
JS Kred SPV I, LLC.	6/26/15	$290,078	0.15%	$290,078	0.18%
Prosetta Biosciences, Inc.	2/06/15	228,096	0.10%	228,096	0.15%
Tolero Pharmaceuticals, Inc.	10/31/14	447,098	0.19%	447,098	0.28%
Total				$965,272	0.61%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—89.4%	SHARES	VALUE
APPLICATION SOFTWARE—27.1%
ACI Worldwide, Inc.*	81,030	$1,940,668
American Software, Inc., Cl. A	51,375	525,566
Blackbaud, Inc.	52,095	3,265,836
Ellie Mae, Inc.*	28,245	2,061,320
Fair Isaac Corp.	13,010	1,201,734
Guidewire Software, Inc.*	34,680	2,019,416
HubSpot, Inc.*	34,670	1,798,680
Manhattan Associates, Inc.*	34,530	2,515,511
Paycom Software, Inc.*	20,650	784,907
PROS Holdings, Inc.*	29,335	704,627
SolarWinds, Inc.*	41,740	2,422,172
Tyler Technologies, Inc.*	15,115	2,574,991
		21,815,428
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
WisdomTree Investments, Inc.	10,690	205,569
BIOTECHNOLOGY—2.4%
Incyte Corp.*	16,680	1,960,400
COMMUNICATIONS EQUIPMENT—3.1%
NetScout Systems, Inc.*	70,535	2,530,091
ELECTRONIC COMPONENTS—1.5%
DTS, Inc.*	39,474	1,174,746
ELECTRONIC EQUIPMENT MANUFACTURERS—3.6%
Cognex Corp.	35,425	1,331,980
FEI Co.	21,800	1,573,742
		2,905,722
HEALTH CARE EQUIPMENT—6.8%
Abaxis, Inc.	6,545	328,625
Cantel Medical Corp.	43,155	2,558,228
LivaNova PLC.*	39,200	2,598,176
		5,485,029
HEALTH CARE FACILITIES—2.4%
VCA Antech, Inc.*	35,890	1,965,695
HEALTH CARE SERVICES—1.1%
Adeptus Health, Inc., Cl. A*	13,750	892,238
HEALTH CARE SUPPLIES—6.6%
Neogen Corp.*	62,790	3,393,799
Quidel Corp.*	100,680	1,935,070
		5,328,869
HEALTH CARE TECHNOLOGY—3.5%
Medidata Solutions, Inc.*	37,900	1,629,700
Veeva Systems, Inc., Cl. A*	46,640	1,183,257
		2,812,957
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.0%
WageWorks, Inc.*	33,159	1,592,295

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY—2.9%
Proto Labs, Inc.*	36,410	$2,360,824
INTERNET SOFTWARE & SERVICES—12.4%
comScore, Inc.*	16,705	714,640
Criteo SA#*	33,230	1,264,734
Cvent, Inc.*	53,520	1,691,767
Demandware, Inc.*	13,150	745,605
SPS Commerce, Inc.*	33,630	2,415,306
Stamps.com, Inc.*	26,060	1,970,397
Textura Corp.*	41,200	1,209,632
		10,012,081
LIFE SCIENCES TOOLS & SERVICES—4.8%
Bio-Techne Corp.	30,545	2,694,069
Luminex Corp.*	64,945	1,181,999
		3,876,068
RESTAURANTS—1.2%
Fiesta Restaurant Group, Inc.*	16,995	600,943
Shake Shack, Inc., Cl. A*	7,565	344,737
		945,680
SEMICONDUCTORS—1.8%
Monolithic Power Systems, Inc.	23,015	1,436,596
SPECIALTY CHEMICALS—2.1%
Balchem Corp.	24,363	1,663,993
SYSTEMS SOFTWARE—3.8%
Proofpoint, Inc.*	35,681	2,513,370
TubeMogul, Inc.*	47,475	567,326
		3,080,696
TOTAL COMMON STOCKS
(Cost $68,991,908)		72,044,977
PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero Pharmaceuticals, Inc.*,@,(a)	10,097	30,454
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	759	28,598
TOTAL PREFERRED STOCKS
(Cost $55,038)		59,052
Total Investments
(Cost $69,046,946)(b)	89.5%	72,104,029
Other Assets in Excess of Liabilities	10.5%	8,428,759
NET ASSETS	100.0%	$80,532,788

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2015 (Continued)

(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$69,781,581, amounted to $2,322,448 which consisted of aggregate gross unrealized appreciation of $5,178,411 and aggregate gross unrealized depreciation of $2,855,963.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Intarcia Therapeutics, Inc.	3/27/14	$24,584	0.14%	$28,598	0.03%
Tolero Pharmaceuticals, Inc.	10/31/14	30,454	0.20%	30,454	0.04%
Total				$59,052	0.07%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—90.2%	SHARES	VALUE
BIOTECHNOLOGY—37.9%
ACADIA Pharmaceuticals, Inc.*	56,150	$1,955,143
Adaptimmune Therapeutics PLC.#*	41,545	442,870
Aimmune Therapeutics, Inc.*	23,400	352,170
Alexion Pharmaceuticals, Inc.*	5,900	1,038,400
Amicus Therapeutics, Inc.*	132,600	994,500
Anacor Pharmaceuticals, Inc.*	32,900	3,698,289
ARIAD Pharmaceuticals, Inc.*	82,650	565,326
Bavarian Nordic A/S*	17,450	698,163
Biogen, Inc.*	16,600	4,822,466
BioMarin Pharmaceutical, Inc.*	34,900	4,084,696
Bluebird Bio, Inc.*	6,700	516,771
Calithera Biosciences, Inc.*	118,990	1,016,175
Celgene Corp.*	34,600	4,245,766
Celldex Therapeutics, Inc.*	64,300	775,458
Chiasma, Inc.*	18,950	430,923
Chimerix, Inc.*	33,150	1,298,817
Dyax Corp.*	43,000	1,183,790
Five Prime Therapeutics, Inc.*	19,500	626,925
Gilead Sciences, Inc.	57,100	6,174,223
Global Blood Therapeutics, Inc.*	17,850	832,345
Halozyme Therapeutics, Inc.*	151,250	2,367,062
Heron Therapeutics, Inc.*	58,300	1,598,586
Incyte Corp.*	44,100	5,183,073
Intercept Pharmaceuticals, Inc.*	17,500	2,751,000
Juno Therapeutics, Inc.*	20,400	1,055,904
Neurocrine Biosciences, Inc.*	17,100	839,439
Nivalis Therapeutics, Inc.*	57,450	460,749
Novavax, Inc.*	147,100	992,925
Otonomy, Inc.*	31,800	688,152
Portola Pharmaceuticals, Inc.*	31,650	1,506,856
Radius Health, Inc.*	12,050	773,971
Regeneron Pharmaceuticals, Inc.*	7,600	4,236,164
Sarepta Therapeutics, Inc.*	70,500	1,696,230
Seattle Genetics, Inc.*	31,400	1,302,786
TG Therapeutics, Inc.*	80,450	995,167
Ultragenyx Pharmaceutical, Inc.*	17,900	1,778,365
United Therapeutics Corp.*	16,350	2,397,401
Vertex Pharmaceuticals, Inc.*	40,450	5,045,733
		71,422,779
DRUG RETAIL—2.6%
CVS Caremark Corp.	13,850	1,368,103
Rite Aid Corp.*	119,550	942,054
Walgreens Boots Alliance, Inc.	30,450	2,578,506
		4,888,663
HEALTH CARE EQUIPMENT—9.6%
Abbott Laboratories	24,800	1,111,040
ABIOMED, Inc.*	33,600	2,474,976
CR Bard, Inc.	4,050	754,718

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—(CONT.)
DexCom, Inc.*	38,850	$3,236,982
Edwards Lifesciences Corp.*	23,600	3,708,740
Glaukos Corp.*	21,050	421,842
Globus Medical, Inc., Cl. A*	18,500	413,475
Hologic, Inc.*	83,850	3,258,411
IDEXX Laboratories, Inc.*	6,950	476,909
K2M Group Holdings, Inc.*	30,800	562,100
Stryker Corp.	12,350	1,180,907
Zeltiq Aesthetics, Inc.*	16,000	539,840
		18,139,940
HEALTH CARE FACILITIES—7.5%
Acadia Healthcare Co., Inc.*	47,150	2,895,481
Amsurg Corp.*	27,200	1,906,448
HCA Holdings, Inc.*	62,500	4,299,375
Surgery Partners, Inc.*	32,100	539,922
Universal Health Services, Inc., Cl. B	23,950	2,924,056
VCA Antech, Inc.*	26,400	1,445,928
		14,011,210
HEALTH CARE SERVICES—2.3%
Adeptus Health, Inc., Cl. A*	16,750	1,086,907
Diplomat Pharmacy, Inc.*	54,000	1,517,940
Team Health Holdings, Inc.*	17,250	1,029,308
Teladoc, Inc.*	34,900	686,483
		4,320,638
HEALTH CARE TECHNOLOGY—0.5%
athenahealth, Inc.*	6,200	945,190
LIFE SCIENCES TOOLS & SERVICES—0.4%
PRA Health Sciences, Inc.*	21,550	755,112
MANAGED HEALTH CARE—4.1%
Aetna, Inc.	23,550	2,703,069
UnitedHealth Group, Inc.	43,000	5,064,540
		7,767,609
PHARMACEUTICALS—25.3%
Aerie Pharmaceuticals, Inc.*	54,350	1,239,723
Akorn, Inc.*	47,650	1,274,161
Alcobra Ltd.*	164,950	1,374,033
Allergan PLC.*	19,567	6,035,832
Bristol-Myers Squibb Co.	96,400	6,357,580
Catabasis Pharmaceuticals, Inc.*,@,(a)	163,782	1,028,879
Cempra, Inc.*	48,650	1,080,030
Dermira, Inc.*	55,400	1,495,246
Eli Lilly & Co.	65,750	5,363,228
Emmaus Life Sciences, Inc.*,@	479,063	143,719
GW Pharmaceuticals PLC.#*	11,500	909,535
Intersect ENT, Inc.*	34,350	658,146
Lannett Co., Inc.*	18,900	846,153
Novo Nordisk A/S#	41,000	2,180,380

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—(CONT.)
Pacira Pharmaceuticals, Inc.*	41,250	$2,060,438
Perrigo Co., PLC.	5,700	899,118
Pfizer,Inc.	108,100	3,655,942
Redhill Biopharma Ltd.#*	33,000	373,230
Roche Holding AG#	52,650	1,785,361
Shire PLC.#	34,000	7,719,700
The Medicines Co.*	13,150	450,256
Zoetis, Inc.	19,400	834,394
		47,765,084
TOTAL COMMON STOCKS
(Cost $160,087,064)		170,016,225
PREFERRED STOCKS—4.9%	SHARES	VALUE
BIOTECHNOLOGY—4.8%
Prosetta Biosciences, Inc.*,@,(b)	897,366	4,038,147
Tolero Pharmaceuticals, Inc.*,@,(b)	1,638,547	4,942,022
		8,980,169
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	8,965	337,801
TOTAL PREFERRED STOCKS
(Cost $9,270,545)		9,317,970
RIGHTS—–%	SHARES	VALUE
BIOTECHNOLOGY—–%
Neuralstem, Inc., 1/8/2019*	344,125	–
PHARMACEUTICALS—–%
Emmaus Life Sciences, Inc., 9/11/2018*,@	320,000	–
TOTAL RIGHTS
(Cost $0)		–
Total Investments
(Cost $169,357,609)(c)	95.1%	179,334,195
Other Assets in Excess of Liabilities	4.9%	9,280,777
NET ASSETS	100.0%	$188,614,972

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2015 (Continued)

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on
December 22, 2015.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(c) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $170,234,582, amounted to $9,099,613 which consisted of aggregate gross unrealized appreciation of $20,979,943 and aggregate gross unrealized depreciation of $11,880,330.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Catabasis Pharmaceuticals, Inc.	3/16/15	$2,000,000	0.91%	$1,028,879	0.54%
Emmaus Life Sciences, Inc.	9/09/13	800,000	0.42%	96,000	0.06%
Emmaus Life Sciences, Inc.	6/06/14	556,721	0.28%	47,719	0.02%
Emmaus Life Sciences, Inc.,
Rights	9/09/13	0.00	0.00%	0.00	0.00%
Intarcia Therapeutics, Inc.	3/27/14	290,376	0.15%	337,801	0.18%
Prosetta Biosciences, Inc.	2/06/15	4,038,147	2.00%	4,038,147	2.14%
Tolero Pharmaceuticals, Inc.	8/01/14	3,914,286	2.01%	3,914,286	2.08%
Tolero Pharmaceuticals, Inc.	10/31/14	1,027,736	0.49%	1,027,736	0.54%
Total				$10,490,568	5.56%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—92.3%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	5,064	$2,127
AEROSPACE & DEFENSE—5.0%
General Dynamics Corp.	7,200	1,069,776
Honeywell International, Inc.	20,500	2,117,240
The Boeing Co.	12,320	1,824,222
		5,011,238
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	7,300	752,046
AIRPORT SERVICES—0.8%
Macquarie Infrastructure Corp.	9,780	777,999
APPAREL RETAIL—1.4%
L Brands, Inc.	6,300	604,674
VF Corp.	11,600	783,232
		1,387,906
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Ameriprise Financial, Inc.	4,200	484,512
BlackRock, Inc.	4,100	1,443,077
		1,927,589
AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.	15,500	1,289,445
Johnson Controls, Inc.	9,700	438,246
		1,727,691
BIOTECHNOLOGY—1.7%
Amgen, Inc.	4,100	648,538
Gilead Sciences, Inc.	9,700	1,048,861
		1,697,399
BREWERS—1.0%
Anheuser-Busch InBev SA#	3,200	381,856
Molson Coors Brewing Co., Cl. B	6,900	607,890
		989,746
CABLE & SATELLITE—1.7%
Comcast Corporation, Cl. A	28,100	1,759,622
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	9,500	470,345
COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc.	41,100	1,185,735
QUALCOMM, Inc.	12,100	718,982
		1,904,717
CONSUMER ELECTRONICS—0.4%
Garmin Ltd.	11,100	393,717
CONSUMER FINANCE—0.7%
Discover Financial Services	11,800	663,396
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Xerox Corp.	59,400	557,766

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
DIVERSIFIED BANKS—4.8%
JPMorgan Chase & Co.	41,461	$2,663,869
Wells Fargo & Co.	40,900	2,214,326
		4,878,195
DIVERSIFIED CHEMICALS—0.8%
The Dow Chemical Co.	16,500	852,555
DRUG RETAIL—2.2%
CVS Caremark Corp.	15,600	1,540,968
Walgreens Boots Alliance, Inc.	7,800	660,504
		2,201,472
FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
Potash Corporation of Saskatchewan, Inc.	13,800	279,174
HEALTH CARE EQUIPMENT—1.3%
Becton Dickinson and Co.	5,400	769,608
St. Jude Medical, Inc.	8,100	516,861
		1,286,469
HOME IMPROVEMENT RETAIL—2.3%
The Home Depot, Inc.	18,600	2,299,704
HOTELS RESORTS & CRUISE LINES—1.4%
Royal Caribbean Cruises Ltd.	14,000	1,376,900
HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	18,225	1,392,026
HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores, Inc.	14,500	829,980
INDUSTRIAL CONGLOMERATES—2.4%
General Electric Co.	82,800	2,394,576
INTEGRATED OIL & GAS—3.7%
Exxon Mobil Corp.	32,100	2,655,954
TOTAL SA#,(b)	21,900	1,056,237
		3,712,191
INTEGRATED TELECOMMUNICATION SERVICES—3.1%
AT&T, Inc.	30,300	1,015,353
Verizon Communications, Inc.	45,229	2,120,336
		3,135,689
INTERNET SOFTWARE & SERVICES—4.0%
Alphabet, Inc., Cl. A*	2,005	1,478,467
Alphabet, Inc., Cl. C*	2,010	1,428,728
Facebook, Inc., Cl. A*	10,900	1,111,473
		4,018,668
INVESTMENT BANKING & BROKERAGE—2.3%
Morgan Stanley	51,500	1,697,955
TD Ameritrade Holding Corp.	18,100	623,907
		2,321,862
LEISURE FACILITIES—0.7%
Six Flags Entertainment Corp.	13,400	697,336

THE ALGER FUNDS I ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MANAGED HEALTH CARE—2.1%
Aetna, Inc.	9,500	$1,090,410
UnitedHealth Group, Inc.	8,500	1,001,130
		2,091,540
MOVIES & ENTERTAINMENT—1.2%
The Walt Disney Co.	10,700	1,217,018
MULTI-LINE INSURANCE—0.8%
Hartford Financial Services Group, Inc.	16,900	781,794
MULTI-UTILITIES—0.7%
Sempra Energy	6,500	665,665
OIL & GAS EQUIPMENT & SERVICES—0.7%
Halliburton Company	19,500	748,410
OIL & GAS EXPLORATION & PRODUCTION—1.1%
ConocoPhillips	21,000	1,120,350
OIL, GAS & CONSUMABLE FUELS—0.4%
The Williams Cos., Inc.	10,500	414,120
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	65,900	1,105,802
PACKAGED FOODS & MEATS—0.7%
The Kraft Heinz Co.	9,000	701,730
PHARMACEUTICALS—9.1%
Bristol-Myers Squibb Co.	27,900	1,840,005
Eli Lilly & Co.	21,300	1,737,441
GlaxoSmithKline PLC.#	17,100	736,326
Johnson & Johnson	20,000	2,020,600
Pfizer,Inc.	59,099	1,998,728
Roche Holding AG#	23,800	807,058
		9,140,158
RAILROADS—1.1%
CSX Corp.	42,100	1,136,279
RENEWABLE ELECTRICITY—0.1%
TerraForm Global, Inc., Cl. A*,@,(c)	22,596	155,170
RESTAURANTS—2.2%
Darden Restaurants, Inc.	10,300	637,467
McDonald's Corp.	14,300	1,605,175
		2,242,642
SECURITY & ALARM SERVICES—1.0%
Tyco International PLC.	26,400	962,016
SEMICONDUCTOR EQUIPMENT—0.6%
Kla-Tencor Corp.	9,700	651,064
SEMICONDUCTORS—2.7%
Avago Technologies Ltd.	10,900	1,342,117
Intel Corp.	42,000	1,422,120
		2,764,237

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOFT DRINKS—3.3%
PepsiCo, Inc.	19,800	$2,023,362
The Coca-Cola Co.	30,500	1,291,675
		3,315,037
SPECIALIZED FINANCE—1.2%
CME Group, Inc.	13,350	1,261,175
SYSTEMS SOFTWARE—3.3%
Microsoft Corp.	62,900	3,311,056
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.2%
Apple, Inc.	37,755	4,511,722
Seagate Technology PLC.(b)	19,100	726,946
		5,238,668
TOBACCO—2.3%
Altria Group, Inc.	38,215	2,310,861
TOTAL COMMON STOCKS
(Cost $67,399,152)		93,034,893
CONVERTIBLE PREFERRED STOCKS—0.8%	SHARES	VALUE
PHARMACEUTICALS—0.8%
Allergan PLC., 5.50%, 3/1/2018	770	805,905
(Cost $770,000)		805,905
PREFERRED STOCKS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	43,672	18,342
Choicestream, Inc., Cl. B*,@,(a)	89,234	37,479
		55,821
TOTAL PREFERRED STOCKS
(Cost $88,465)		55,821
MASTER LIMITED PARTNERSHIP—2.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
The Blackstone Group LP.	50,400	1,666,224
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy Partners LP.(b)	23,400	655,434
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,952,035)		2,321,658
REAL ESTATE INVESTMENT TRUST—2.9%	SHARES	VALUE
HEALTH CARE—0.9%
Welltower, Inc.	13,300	862,771
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	22,200	610,944
SPECIALIZED—1.4%
Crown Castle International Corp.	8,400	717,864

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2015 (Continued)

REAL ESTATE INVESTMENT TRUST—(CONT.)	SHARES	VALUE
SPECIALIZED—(CONT.)
Lamar Advertising Co., Cl. A	12,600	$711,018
		1,428,882
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,705,349)		2,902,597
Total Investments
(Cost $72,915,001)(d)	98.3%	99,120,874
Other Assets in Excess of Liabilities	1.7%	1,720,460
NET ASSETS	100.0%	$100,841,334

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) All or a portion of the security is on loan.
(c) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on January 27, 2016.
(d) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$72,656,880, amounted to $26,463,994 which consisted of aggregate gross unrealized appreciation of $28,216,640 and aggregate gross unrealized depreciation of $1,752,646.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	3/14/14	$1,469	0.00%	$2,127	0.00%
Choicestream, Inc., Cl. A	12/17/13	34,924	0.03%	18,342	0.02%
Choicestream, Inc., Cl. B	7/10/14	53,541	0.05%	37,479	0.03%
TerraForm Global, Inc., Cl. A	6/08/15	322,000	0.31%	155,170	0.15%
Total				$213,118	0.20%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$2,422,594,670	$215,181,393
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	1,028,262	—
Cash and cash equivalents	74,403,598	8,803,389
Foreign cash †	—	113,565
Receivable for investment securities sold	134,096,351	2,047,778
Receivableforsharesofbeneficialinterestsold	6,559,465	1,440,299
Dividends and interest receivable	1,259,259	429,240
Receivable from Investment Manager	—	4,321
Prepaid expenses	72,864	51,649
Total Assets	2,640,014,469	228,071,634

LIABILITIES:
Payable for investment securities purchased	82,190,358	3,498,039
Payableforsharesofbeneficialinterestredeemed	2,440,623	134,876
Accrued investment advisory fees	1,629,768	130,551
Accrued transfer agent fees	823,890	80,958
Accrued distribution fees	602,191	75,209
Accrued administrative fees	57,453	5,056
Accrued shareholder administrative fees	31,159	2,874
Accrued other expenses	223,986	122,360
Total Liabilities	87,999,428	4,049,923
NET ASSETS	$2,552,015,041	$224,021,711

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,075,760,275	226,907,862
Undistributed net investment income (accumulated loss)	(6,987,556)	(549,513)
Undistributed net realized gain (accumulated realized loss)	155,414,379	(8,982,476)
Net unrealized appreciation on investments	327,827,943	6,645,838
NET ASSETS	$2,552,015,041	$224,021,711
*Identifiedcost	$2,094,208,923	$208,515,010
**Identifiedcost	$1,586,068	$—
† Cost of foreign cash	$—	$113,761
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

	Alger Capital	Alger International
Appreciation Fund		Growth Fund

NET ASSETS BY CLASS:
Class A	$1,592,858,602	$137,207,169
Class B	$24,398,962	$31,356,725
Class C	$314,402,006	$21,696,895
Class I	$—	$14,435,332
Class Z	$620,355,471	$19,325,590

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	72,964,147	8,814,467
Class B	1,342,718	2,286,318
Class C	17,233,863	1,599,194
Class I	—	928,541
Class Z	28,009,283	1,228,916

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.83	$15.57
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$23.04	$16.43
Class B — Net Asset Value Per Share Class B	$18.17	$13.71
Class C — Net Asset Value Per Share Class C	$18.24	$13.57
Class I — Net Asset Value Per Share Class I	$—	$15.55
Class Z — Net Asset Value Per Share Class Z	$22.15	$15.73
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

	Alger Mid Cap Growth	Alger SMid Cap
	Fund	Growth Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$169,159,812	$416,930,713
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	2,481,215	1,041,633
Cash and cash equivalents	12,740,542	5,828,927
Receivable for investment securities sold	5,329,894	4,685,537
Receivableforsharesofbeneficialinterestsold	33,855	571,112
Dividends and interest receivable	49,218	84,422
Receivable from Investment Manager	665	—
Prepaid expenses	38,752	46,030
Total Assets	189,833,953	429,188,374

LIABILITIES:
Payable for investment securities purchased	5,546,574	4,065,196
Payableforsharesofbeneficialinterestredeemed	94,461	1,458,953
Accrued investment advisory fees	116,873	289,640
Accrued transfer agent fees	104,902	387,439
Accrued distribution fees	69,398	107,069
Accrued administrative fees	4,229	9,833
Accrued shareholder administrative fees	2,529	4,777
Accrued other expenses	110,819	141,855
Total Liabilities	6,049,785	6,464,762
NET ASSETS	$183,784,168	$422,723,612

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	212,387,228	250,547,807
Undistributed net investment income (accumulated loss)	(1,738,585)	(2,956,550)
Undistributed net realized gain (accumulated realized loss)	(34,936,858)	136,604,810
Net unrealized appreciation on investments	8,072,383	38,527,545
NET ASSETS	$183,784,168	$422,723,612
*Identifiedcost	$161,084,558	$378,403,166
**Identifiedcost	$2,481,215	$1,041,633
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

Alger Mid Cap Growth		Alger SMid Cap
	Fund	Growth Fund

NET ASSETS BY CLASS:
Class A	$131,592,182	$159,061,407
Class B	$26,150,978	$4,166,613
Class C	$23,627,918	$54,768,122
Class I	$—	$70,676,499
Class Z	$2,413,090	$134,050,971

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	12,350,037	9,512,786
Class B	3,017,557	289,494
Class C	2,752,718	3,790,055
Class I	—	4,179,219
Class Z	226,186	7,846,748

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$10.66	$16.72
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$11.25	$17.65
Class B — Net Asset Value Per Share Class B	$8.67	$14.39
Class C — Net Asset Value Per Share Class C	$8.58	$14.45
Class I — Net Asset Value Per Share Class I	$—	$16.91
Class Z — Net Asset Value Per Share Class Z	$10.67	$17.08
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$153,075,644	$72,073,575
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	675,194	30,454
Cash and cash equivalents	6,179,627	9,908,321
Receivable for investment securities sold	806,724	788,144
Receivableforsharesofbeneficialinterestsold	71,590	1,090,676
Dividends and interest receivable	5,870	—
Receivable from Investment Manager	3,076	4,776
Prepaid expenses	39,641	93,780
Total Assets	160,857,366	83,989,726

LIABILITIES:
Payable for investment securities purchased	2,333,133	3,253,521
Payableforsharesofbeneficialinterestredeemed	271,624	84,139
Accrued investment advisory fees	108,399	46,638
Accrued transfer agent fees	79,119	11,505
Accrued distribution fees	41,651	17,458
Accrued administrative fees	3,680	1,710
Accrued shareholder administrative fees	2,088	737
Accrued other expenses	133,635	41,230
Total Liabilities	2,973,329	3,456,938
NET ASSETS	$157,884,037	$80,532,788

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	118,114,776	78,931,216
Undistributed net investment income (accumulated loss)	(1,671,771)	(388,941)
Undistributed net realized gain (accumulated realized loss)	29,684,131	(1,066,570)
Net unrealized appreciation on investments	11,756,901	3,057,083
NET ASSETS	$157,884,037	$80,532,788
*Identifiedcost	$141,315,515	$69,016,492
**Identifiedcost	$675,194	$30,454
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund

NET ASSETS BY CLASS:
Class A	$115,593,576	$14,479,484
Class B	$6,564,335	$—
Class C	$13,724,181	$8,020,118
Class I	$—	$40,924,185
Class Z	$22,001,945	$17,109,001

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	14,444,668	1,322,440
Class B	998,853	—
Class C	2,136,068	792,245
Class I	—	3,647,309
Class Z	2,715,364	1,516,968

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.00	$10.95
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$8.45	$11.56
Class B — Net Asset Value Per Share Class B	$6.57	$—
Class C — Net Asset Value Per Share Class C	$6.42	$10.12
Class I — Net Asset Value Per Share Class I	$—	$11.22
Class Z — Net Asset Value Per Share Class Z	$8.10	$11.28
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

	Alger Health Sciences	Alger Growth &
	Fund	Income Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments # (Including
in Growth & Income Funds securities loaned at value of
$1,674,415)	$170,354,026	$99,062,926
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	8,980,169	57,948
Cash and cash equivalents#	6,971,945	2,951,496
Receivable for investment securities sold	7,163,769	259,233
Receivableforsharesofbeneficialinterestsold	191,300	162,802
Dividends and interest receivable	73,972	195,843
Receivable from Investment Manager	2,961	—
Prepaid expenses	31,895	29,180
Total Assets	193,770,037	102,719,428

LIABILITIES:
Payable for investment securities purchased	4,632,427	—
Collateral on securities loaned at value (Note 4)	—	1,709,832
Payableforsharesofbeneficialinterestredeemed	145,902	324
Accrued investment advisory fees	129,866	48,851
Accrued transfer agent fees	102,290	43,067
Accrued distribution fees	77,032	32,235
Accrued administrative fees	4,409	2,296
Accrued shareholder administrative fees	2,624	1,331
Accrued other expenses	60,515	40,158
Total Liabilities	5,155,065	1,878,094
NET ASSETS	$188,614,972	$100,841,334

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	149,736,465	71,138,564
Undistributed net investment income	—	290,468
Undistributed net realized gain	28,905,918	3,206,430
Net unrealized appreciation on investments	9,972,589	26,205,872
NET ASSETS	$188,614,972	$100,841,334
*Identifiedcost	$160,377,440	$72,825,067
**Identifiedcost	$8,980,169	$89,934
# Includes collateral received on stock loan	$—	$1,709,832
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

Alger Health Sciences		Alger Growth &
	Fund	Income Fund

NET ASSETS BY CLASS:
Class A	$122,813,798	$70,932,863
Class B	$5,796,959	$—
Class C	$53,486,926	$21,156,224
Class Z	$6,517,289	$8,752,247

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	5,597,145	2,125,791
Class B	314,081	—
Class C	2,886,177	642,037
Class Z	299,528	262,114

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.94	$33.37
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$23.16	$35.22
Class B — Net Asset Value Per Share Class B	$18.46	$—
Class C — Net Asset Value Per Share Class C	$18.53	$32.95
Class Z — Net Asset Value Per Share Class Z	$21.76	$33.39
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2015

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$23,208,888	$3,188,870
Interest	23,230	2,509
Total Income	23,232,118	3,191,379

EXPENSES:
Advisory fees — Note 3(a)	17,631,214	1,500,272
Distribution fees — Note 3(c)
Class A	3,778,392	334,069
Class B	280,555	344,945
Class C	2,786,753	211,006
Class I	—	14,715
Shareholder administrative fees — Note 3(f)	340,315	33,432
Administration fees — Note 3(b)	610,885	58,109
Custodian fees	179,476	164,242
Interest expenses	840	1,329
Transfer agent fees and expenses — Note 3(f)	1,619,473	181,093
Printing fees	311,700	62,000
Professional fees	134,016	63,624
Registration fees	104,073	95,141
Trustee fees — Note 3(g)	75,253	10,589
Fund accounting fees	299,510	32,850
Miscellaneous	148,658	38,827
Total Expenses	28,301,113	3,146,243
Less, expense reimbursements/waivers — Note 3(a)	—	(31,017)
Net Expenses	28,301,113	3,115,226
NET INVESTMENT INCOME (LOSS)	(5,068,995)	76,153

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	175,529,286	5,506,564
Net realized (loss) on foreign currency transactions	(41,833)	(375,589)
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	5,671,377	(1,406,244)
Net realized and unrealized gain on investments, options, and
foreign currency	181,158,830	3,724,731
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$176,089,835	$3,800,884
* Foreign withholding taxes	$33,245	$343,378
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2015 (Continued)

	Alger Mid Cap Growth	Alger SMid Cap
	Fund	Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$1,295,274	$5,195,821
Interest	3,123	3,052
Total Income	1,298,397	5,198,873

EXPENSES:
Advisory fees — Note 3(a)	1,517,195	6,226,089
Distribution fees — Note 3(c)
Class A	358,670	543,156
Class B	299,476	59,484
Class C	257,538	612,709
Class I	—	1,106,857
Shareholder administrative fees — Note 3(f)	32,908	95,531
Administration fees — Note 3(b)	54,898	211,863
Custodian fees	57,891	83,450
Interest expenses	82	25,888
Transfer agent fees and expenses — Note 3(f)	206,122	952,300
Printing fees	58,375	123,175
Professional fees	64,330	78,950
Registration fees	69,889	134,483
Trustee fees — Note 3(g)	10,039	24,377
Fund accounting fees	29,279	103,302
Miscellaneous	29,907	73,158
Total Expenses	3,046,599	10,454,772
Less, expense reimbursements/waivers — Note 3(a)	(3,655)	—
Net Expenses	3,042,944	10,454,772
NET INVESTMENT LOSS	(1,744,547)	(5,255,899)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	5,638,411	195,242,041
Net realized (loss) on foreign currency transactions	(3,720)	—
Net realized (loss) on options written	(114,828)	—
Net change in unrealized (depreciation) on investments,
options and foreign currency	(1,165,081)	(147,803,282)
Net change in unrealized (depreciation) on written options	(65,814)	—
Net realized and unrealized gain on investments, options, and
foreign currency	4,288,968	47,438,759
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$2,544,421	$42,182,860
* Foreign withholding taxes	$762	$7,188
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2015 (Continued)

	Alger Small Cap	Alger Small Cap Focus
	Growth Fund	Fund

INCOME:
Dividends	$912,866	$108,260
Interest	1,672	867
Total Income	914,538	109,127

EXPENSES:
Advisory fees — Note 3(a)	1,694,583	276,794
Distribution fees — Note 3(c)
Class A	340,082	25,693
Class B	76,922	—
Class C	153,164	49,107
Class I	—	32,529
Shareholder administrative fees — Note 3(f)	31,258	4,429
Administration fees — Note 3(b)	57,531	9,465
Custodian fees	60,125	44,480
Interest expenses	3,114	152
Transfer agent fees and expenses — Note 3(f)	161,210	24,926
Printing fees	66,395	15,380
Professional fees	65,790	31,868
Registration fees	78,132	78,463
Trustee fees — Note 3(g)	10,230	5,179
Fund accounting fees	31,081	8,522
Miscellaneous	31,379	4,868
Total Expenses	2,860,996	611,855
Less, expense reimbursements/waivers — Note 3(a)	(23,876)	(98,411)
Net Expenses	2,837,120	513,444
NET INVESTMENT LOSS	(1,922,582)	(404,317)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and purchased options	30,402,981	(1,057,718)
Net realized gain on foreign currency transactions	122	—
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(22,120,661)	217,460
Net realized and unrealized gain (loss) on investments,
options, and foreign currency	8,282,442	(840,258)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$6,359,860	$(1,244,575)
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2015 (Continued)

	Alger Health Sciences	Alger Growth &
	Fund	Income Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$563,165	$3,005,943
Interest	6,519	6,772
Total Income	569,684	3,012,715

EXPENSES:
Advisory fees — Note 3(a)	1,724,813	607,424
Distribution fees — Note 3(c)
Class A	355,409	185,559
Class B	81,273	—
Class C	615,858	207,938
Shareholder administrative fees — Note 3(f)	35,067	16,560
Administration fees — Note 3(b)	58,559	28,554
Custodian fees	49,723	30,341
Interest expenses	1,656	—
Transfer agent fees and expenses — Note 3(f)	191,233	93,243
Printing fees	35,675	19,750
Professional fees	62,098	35,745
Registration fees	59,215	66,491
Trustee fees — Note 3(g)	10,411	7,307
Fund accounting fees	31,591	16,143
Miscellaneous	16,303	10,345
Total Expenses	3,328,884	1,325,400
Less, expense reimbursements/waivers — Note 3(a)	(2,961)	—
Net Expenses	3,325,923	1,325,400
NET INVESTMENT INCOME (LOSS)	(2,756,239)	1,687,315

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	34,980,469	3,092,404
Net realized (loss) on foreign currency transactions	(10,395)	—
Net change in unrealized (depreciation) on investments,
options and foreign currency	(29,480,280)	(794,071)
Net realized and unrealized gain on investments, options, and
foreign currency	5,489,794	2,298,333
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$2,733,555	$3,985,648
* Foreign withholding taxes	$—	$23,017
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(5,068,995)	$(3,679,183)
Net realized gain on investments, options and foreign currency	175,487,453	267,578,812
Net change in unrealized appreciation on investments, options
and foreign currency	5,671,377	16,605,714
Net increase in net assets resulting from operations	176,089,835	280,505,343

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(194,964,620)	(88,054,820)
Class B	(4,786,430)	(2,641,990)
Class C	(39,410,575)	(16,311,636)
Class Z	(41,877,560)	(13,079,771)
Total dividends and distributions to shareholders	(281,039,185)	(120,088,217)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	269,268,157	50,917,819
Class B	(3,509,729)	(4,847,776)
Class C	95,954,673	22,419,769
Class Z	352,682,737	81,018,361
Netincreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	714,395,838	149,508,173

Redemption Fees:
Class A	10,598	7,428
Class B	—	12
Class C	1,094	189
Total Redemption Fees — Note 6(b)	11,692	7,629
Total increase	609,458,180	309,932,928

Net Assets:
Beginning of period	1,942,556,861	1,632,623,933
END OF PERIOD	$2,552,015,041	$1,942,556,861
Undistributed net investment income (accumulated loss)	$(6,987,556)	$342,063
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger International Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment income	$76,153	$82,053
Net realized gain on investments, options and foreign currency	5,130,975	7,197,425
Net change in unrealized depreciation on investments, options
and foreign currency	(1,406,244)	(6,416,760)
Net increase in net assets resulting from operations	3,800,884	862,718

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,271,849)	(27,014)
Class B	(11,264)	—
Class C	(98,277)	—
Class I	(37,199)	(1,046)
Class Z	(130,363)	—
Total dividends and distributions to shareholders	(1,548,952)	(28,060)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	4,373,732	(14,951,623)
Class B	(8,017,758)	(25,725,930)
Class C	1,027,255	2,930,689
Class I	10,912,008	3,554,088
Class Z	11,136,307	6,551,958
Netincrease(decrease)fromsharesofbeneficialinterest
transactions — Note 6(a)	19,431,544	(27,640,818)

Redemption Fees:
Class A	16	2,502
Class B	—	11
Class C	188	64
Total Redemption Fees — Note 6(b)	204	2,577
Total increase (decrease)	21,683,680	(26,803,583)

Net Assets:
Beginning of period	202,338,031	229,141,614
END OF PERIOD	$224,021,711	$202,338,031
Undistributed net investment income (accumulated loss)	$(549,513)	$(197,818)
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(1,744,547)	$(1,368,066)
Net realized gain on investments, purchased options and foreign
currency	5,634,691	37,806,234
Net realized gain (loss) on options written	(114,828)	6,929,422
Net change in unrealized (depreciation) on investments, options
and foreign currency	(1,165,081)	(17,346,004)
Net change in unrealized appreciation (depreciation) on written
options	(65,814)	20,981
Net increase in net assets resulting from operations	2,544,421	26,042,567

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	(13,488,557)	(17,680,660)
Class B	(7,627,468)	(22,734,156)
Class C	(2,461,723)	(3,237,049)
Class Z	2,531,432	—
Netdecreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	(21,046,316)	(43,651,865)

Redemption Fees:
Class A	45	2,773
Class B	—	22
Class C	10	129
Total Redemption Fees — Note 6(b)	55	2,924
Total decrease	(18,501,840)	(17,606,374)

Net Assets:
Beginning of period	202,286,008	219,892,382
END OF PERIOD	$183,784,168	$202,286,008
Undistributed net investment income (accumulated loss)	$(1,738,585)	$(1,436,248)
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger SMid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(5,255,899)	$(5,369,439)
Net realized gain on investments, options and foreign currency	195,242,041	144,106,767
Net change in unrealized depreciation on investments, options
and foreign currency	(147,803,282)	(56,922,888)
Net increase in net assets resulting from operations	42,182,860	81,814,440

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(31,265,366)	(40,336,640)
Class B	(1,043,101)	(1,450,715)
Class C	(9,340,509)	(10,744,830)
Class I	(92,147,031)	(96,820,220)
Class Z	(5,749,475)	(7,630,440)
Total dividends and distributions to shareholders	(139,545,482)	(156,982,845)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	(54,803,635)	(32,957,368)
Class B	(2,083,473)	(1,290,502)
Class C	952,259	1,650,012
Class I	(574,202,182)	51,073,780
Class Z	86,558,448	(12,367,216)
Netincrease(decrease)fromsharesofbeneficialinterest
transactions — Note 6(a)	(543,578,583)	6,108,706

Redemption Fees:
Class A	3,058	4,759
Class B	—	44
Class C	78	58
Total Redemption Fees — Note 6(b)	3,136	4,861
Total decrease	(640,938,069)	(69,054,838)

Net Assets:
Beginning of period	1,063,661,681	1,132,716,519
END OF PERIOD	$422,723,612	$1,063,661,681
Undistributed net investment income (accumulated loss)	$(2,956,550)	$54,600
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(1,922,582)	$(2,141,204)
Net realized gain on investments, options and foreign currency	30,403,103	25,093,726
Net change in unrealized depreciation on investments, options
and foreign currency	(22,120,661)	(20,535,401)
Net increase in net assets resulting from operations	6,359,860	2,417,121

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(15,277,775)	(19,755,081)
Class B	(1,086,069)	(1,683,651)
Class C	(2,082,876)	(2,552,862)
Class Z	(6,929,069)	(8,751,912)
Total dividends and distributions to shareholders	(25,375,789)	(32,743,506)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	(10,653,267)	(16,903,175)
Class B	(1,268,060)	(3,177,654)
Class C	(318,934)	(855,002)
Class Z	(40,040,660)	(7,590,138)
Netdecreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	(52,280,921)	(28,525,969)

Redemption Fees:
Class A	8,079	697
Class B	3	7
Class C	—	2
Total Redemption Fees — Note 6(b)	8,082	706
Total decrease	(71,288,768)	(58,851,648)

Net Assets:
Beginning of period	229,172,805	288,024,453
END OF PERIOD	$157,884,037	$229,172,805
Undistributed net investment income (accumulated loss)	$(1,671,771)	$(2,107,277)
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(404,317)	$(147,055)
Net realized gain (loss) on investments, options and foreign
currency	(1,057,718)	1,223,236
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	217,460	(463,651)
Net increase (decrease) in net assets resulting from operations	(1,244,575)	612,530

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(589,965)	(1,191,864)
Class C	(236,774)	(415,857)
Class I	(149,175)	(313,335)
Class Z	(277,428)	(474,442)
Total dividends and distributions to shareholders	(1,253,342)	(2,395,498)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	7,653,562	561,232
Class C	5,795,542	304,477
Class I	39,972,575	576,384
Class Z	14,028,865	485,635
Netincreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	67,450,544	1,927,728

Redemption Fees:
Class A	53	3
Class C	1	—
Total Redemption Fees — Note 6(b)	54	3
Total increase	64,952,681	144,763

Net Assets:
Beginning of period	15,580,107	15,435,344
END OF PERIOD	$80,532,788	$15,580,107
Undistributed net investment income (accumulated loss)	$(388,941)	$(144,491)
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(2,756,239)	$(1,685,758)
Net realized gain on investments, options and foreign currency	34,970,074	42,975,076
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(29,480,280)	4,713,768
Net increase in net assets resulting from operations	2,733,555	46,003,086

Dividends and distributions to shareholders from:
Net investment income:
Class A	(794,186)	—
Class C	(1,266)	—
Net realized gains:
Class A	(27,298,213)	(21,216,446)
Class B	(2,021,660)	(1,919,094)
Class C	(13,763,765)	(10,087,145)
Total dividends and distributions to shareholders	(43,879,090)	(33,222,685)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	9,777,177	(97,042)
Class B	(1,600,558)	(3,008,527)
Class C	5,708,604	935,001
Class Z	6,911,105	—
Netincrease(decrease)fromsharesofbeneficialinterest
transactions — Note 6(a)	20,796,328	(2,170,568)

Redemption Fees:
Class A	230	298
Class C	126	9
Total Redemption Fees — Note 6(b)	356	307
Total increase (decrease)	(20,348,851)	10,610,140

Net Assets:
Beginning of period	208,963,823	198,353,683
END OF PERIOD	$188,614,972	$208,963,823
Undistributed net investment income (accumulated loss)	$—	$(1,292,988)
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment income	$1,687,315	$1,855,352
Net realized gain on investments, options and foreign currency	3,092,404	7,485,214
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(794,071)	4,812,069
Net increase in net assets resulting from operations	3,985,648	14,152,635

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,132,813)	(1,552,157)
Class C	(176,746)	(245,616)
Class Z	(153,455)	(83,762)
Net realized gains:
Class A	(2,392,561)	—
Class C	(661,139)	—
Class Z	(276,636)	—
Total dividends and distributions to shareholders	(4,793,350)	(1,881,535)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	(2,119,880)	(16,726,927)
Class C	1,294,549	547,618
Class Z	359,072	5,708,751
Netdecreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	(466,259)	(10,470,558)

Redemption Fees:
Class A	667	3,298
Class C	10	—
Total Redemption Fees — Note 6(b)	677	3,298
Total increase (decrease)	(1,273,284)	1,803,840

Net Assets:
Beginning of period	102,114,618	100,310,778
END OF PERIOD	$100,841,334	$102,114,618
Undistributed net investment income	$290,468	$134,327
SeeNotestoFinancialStatements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$23.13	$21.18	$16.59	$14.64	$13.84
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.04)	(0.03)	0.11	0.05	(0.03)
Net realized and unrealized gain on
investments	1.97	3.51	4.67	1.90	1.19
Total from investment operations	1.93	3.48	4.78	1.95	1.16
Dividends from net investment income	–	–	(0.12)	–	–
Distributions from net realized gains	(3.23)	(1.53)	(0.07)	–	–
Net asset value, end of period	$21.83	$23.13	$21.18	$16.59	$14.64
Total return(ii)	9.15%	17.35%	29.11%	13.32%	8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,592,859	$1,389,005	$1,217,389	$952,955	$753,348
Ratio of gross expenses to average
net assets	1.23%	1.24%	1.26%	1.29%	1.31%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.23%	1.24%	1.26%	1.29%	1.31%
Ratio of net investment income (loss) to
average net assets	(0.18)%	(0.14)%	0.58%	0.30%	(0.19)%
Portfolio turnover rate	141.43%	147.78%	123.81%	142.32%	163.79%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$19.91	$18.58	$14.57	$12.96	$12.04
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.17)	(0.17)	(0.02)	(0.07)	(0.14)
Net realized and unrealized gain on
investments	1.66	3.03	4.10	1.68	1.06
Total from investment operations	1.49	2.86	4.08	1.61	0.92
Distributions from net realized gains	(3.23)	(1.53)	(0.07)	–	–
Net asset value, end of period	$18.17	$19.91	$18.58	$14.57	$12.96
Total return(ii)	8.30%	16.37%	28.13%	12.42%	7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$24,399	$30,382	$33,068	$31,965	$37,124
Ratio of gross expenses to average
net assets	2.01%	2.03%	2.05%	2.11%	2.15%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.01%	2.03%	2.05%	2.11%	2.15%
Ratio of net investment income (loss) to
average net assets	(0.95)%	(0.93)%	(0.15)%	(0.52)%	(1.04)%
Portfolio turnover rate	141.43%	147.78%	123.81%	142.32%	163.79%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$19.97	$18.62	$14.62	$13.00	$12.07
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.17)	(0.17)	(0.03)	(0.07)	(0.13)
Net realized and unrealized gain on
investments	1.67	3.05	4.12	1.69	1.06
Total from investment operations	1.50	2.88	4.09	1.62	0.93
Dividends from net investment income	–	–	(0.02)	–	–
Distributions from net realized gains	(3.23)	(1.53)	(0.07)	–	–
Net asset value, end of period	$18.24	$19.97	$18.62	$14.62	$13.00
Total return(ii)	8.33%	16.44%	28.14%	12.46%	7.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$314,402	$236,985	$198,377	$149,400	$127,186
Ratio of gross expenses to average
net assets	1.99%	2.00%	2.02%	2.07%	2.09%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.99%	2.00%	2.02%	2.07%	2.09%
Ratio of net investment income (loss) to
average net assets	(0.94)%	(0.90)%	(0.20)%	(0.47)%	(0.97)%
Portfolio turnover rate	141.43%	147.78%	123.81%	142.32%	163.79%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class Z
					From 12/29/2010
	Year ended	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$23.35	$21.31	$16.68	$14.68	$14.52
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.03	0.04	0.11	0.12	0.03
Net realized and unrealized gain on
investments	2.00	3.53	4.76	1.88	0.13
Total from investment operations	2.03	3.57	4.87	2.00	0.16
Dividends from net investment income	–	–	(0.17)	–	–
Distributions from net realized gains	(3.23)	(1.53)	(0.07)	–	–
Net asset value, end of period	$22.15	$23.35	$21.31	$16.68	$14.68
Total return(iii)	9.54%	17.68%	29.58%	13.62%	1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$620,355	$286,186	$183,790	$37,956	$2,329
Ratio of gross expenses to average
net assets	0.90%	0.93%	0.93%	1.01%	7.14%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.04)%	(6.17)%
Ratio of net expenses to average net
assets	0.90%	0.93%	0.93%	0.97%	0.97%
Ratio of net investment income (loss) to
average net assets	0.12%	0.16%	0.58%	0.73%	0.25%
Portfolio turnover rate	141.43%	147.78%	123.81%	142.32%	163.79%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$15.29	$15.27	$12.61	$11.91	$11.25
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.03	0.04	0.11	0.04	0.01
Net realized and unrealized gain (loss)
on investments	0.40	(0.02)	2.64	0.66	0.69
Total from investment operations	0.43	0.02	2.75	0.70	0.70
Dividends from net investment income	(0.15)	–	(0.09)	–	(0.04)
Net asset value, end of period	$15.57	$15.29	$15.27	$12.61	$11.91
Total return(ii)	2.85%	0.15%	21.98%	5.88%	6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$137,207	$130,957	$145,096	$139,693	$201,449
Ratio of gross expenses to average
net assets	1.32%	1.32%	1.37%	1.33%	1.41%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.32%	1.32%	1.37%	1.33%	1.41%
Ratio of net investment income (loss) to
average net assets	0.18%	0.25%	0.79%	0.32%	0.05%
Portfolio turnover rate	114.81%	97.50%	217.57%	148.66%	66.70%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$13.44	$13.51	$11.18	$10.64	$10.07
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.07)	(0.06)	0.02	(0.04)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.34	(0.01)	2.33	0.58	0.62
Total from investment operations	0.27	(0.07)	2.35	0.54	0.57
Dividends from net investment income –(iii)		–	(0.02)	–	–
Net asset value, end of period	$13.71	$13.44	$13.51	$11.18	$10.64
Total return(ii)	2.04%	(0.52)%	21.07%	5.08%	5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$31,357	$38,520	$63,826	$77,408	$88,496
Ratio of gross expenses to average
net assets	2.04%	2.02%	2.04%	1.97%	1.96%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.04%	2.02%	2.04%	1.97%	1.96%
Ratio of net investment income (loss) to
average net assets	(0.53)%	(0.47)%	0.17%	(0.36)%	(0.51)%
Portfolio turnover rate	114.81%	97.50%	217.57%	148.66%	66.70%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Amount was less than $0.005 per share.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$13.36	$13.44	$11.12	$10.60	$10.05
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.08)	(0.07)	–	(0.05)	(0.07)
Net realized and unrealized gain (loss)
on investments	0.36	(0.01)	2.33	0.57	0.62
Total from investment operations	0.28	(0.08)	2.33	0.52	0.55
Dividends from net investment income	(0.07)	–	(0.01)	–	–
Net asset value, end of period	$13.57	$13.36	$13.44	$11.12	$10.60
Total return(ii)	1.99%	(0.60)%	20.94%	4.91%	5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$21,697	$20,567	$17,786	$17,305	$21,436
Ratio of gross expenses to average
net assets	2.09%	2.08%	2.15%	2.08%	2.09%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.09%	2.08%	2.15%	2.08%	2.09%
Ratio of net investment income (loss) to
average net assets	(0.60)%	(0.49)%	0.03%	(0.47)%	(0.65)%
Portfolio turnover rate	114.81%	97.50%	217.57%	148.66%	66.70%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund		Class I
			From 5/31/2013
	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$15.27	$15.29	$13.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.05	0.12	0.03
Net realized and unrealized gain (loss)
on investments	0.41	(0.07)	1.32
Total from investment operations	0.46	0.05	1.35
Dividends from net investment income	(0.18)	(0.07)	–
Net asset value, end of period	$15.55	$15.27	$15.29
Total return(iii)	3.04%	0.31%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$14,435	$3,722	$157
Ratio of gross expenses to average
net assets	1.30%	1.27%	15.73%
Ratio of expense reimbursements to
average net assets	(0.15)%	(0.12)%	(14.58)%
Ratio of net expenses to average net
assets	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to
average net assets	0.34%	0.76%	0.44%
Portfolio turnover rate	114.81%	97.50%	217.57%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class Z
					From 12/29/2010
	Year ended	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$15.44	$15.35	$12.66	$11.94	$11.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.12	0.13	0.33	0.08	0.04
Net realized and unrealized gain (loss)
on investments	0.39	(0.04)	2.50	0.64	0.07
Total from investment operations	0.51	0.09	2.83	0.72	0.11
Dividends from net investment income	(0.22)	–	(0.14)	–	–
Net asset value, end of period	$15.73	$15.44	$15.35	$12.66	$11.94
Total return(iii)	3.27%	0.59%	22.56%	6.03%	0.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,326	$8,573	$2,277	$20,217	$20,832
Ratio of gross expenses to average
net assets	1.03%	1.04%	1.12%	0.96%	1.01%
Ratio of expense reimbursements to
average net assets	(0.14)%	(0.15)%	(0.13)%	–	(0.02)%
Ratio of net expenses to average net
assets	0.89%	0.89%	0.99%	0.96%	0.99%
Ratio of net investment income (loss) to
average net assets	0.73%	0.82%	2.50%	0.65%	0.37%
Portfolio turnover rate	114.81%	97.50%	217.57%	148.66%	66.70%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$10.54	$9.38	$7.05	$6.51	$6.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.07)	(0.04)	(0.03)	(0.02)	(0.06)
Net realized and unrealized gain on
investments	0.19	1.20	2.36	0.56	0.18
Total from investment operations	0.12	1.16	2.33	0.54	0.12
Net asset value, end of period	$10.66	$10.54	$9.38	$7.05	$6.51
Total return(ii)	1.23%	12.37%	33.05%	8.29%	1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$131,592	$142,977	$143,231	$131,454	$165,315
Ratio of gross expenses to average
net assets	1.32%	1.35%	1.39%	1.40%	1.38%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.32%	1.35%	1.39%	1.40%	1.38%
Ratio of net investment income (loss) to
average net assets	(0.67)%	(0.38)%	(0.31)%	(0.25)%	(0.89)%
Portfolio turnover rate	122.05%	194.81%	156.98%	234.91%	245.44%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$8.63	$7.73	$5.86	$5.46	$5.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.07)	(0.05)	(0.09)
Net realized and unrealized gain on
investments	0.16	0.99	1.94	0.45	0.16
Total from investment operations	0.04	0.90	1.87	0.40	0.07
Net asset value, end of period	$8.67	$8.63	$7.73	$5.86	$5.46
Total return(ii)	0.46%	11.64%	31.91%	7.33%	1.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$26,151	$33,377	$50,341	$45,501	$48,334
Ratio of gross expenses to average
net assets	2.02%	2.04%	2.10%	2.08%	2.11%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.02%	2.04%	2.10%	2.08%	2.11%
Ratio of net investment income (loss) to
average net assets	(1.36)%	(1.05)%	(1.02)%	(0.92)%	(1.61)%
Portfolio turnover rate	122.05%	194.81%	156.98%	234.91%	245.44%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$8.56	$7.68	$5.82	$5.43	$5.37
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.13)	(0.10)	(0.08)	(0.06)	(0.10)
Net realized and unrealized gain on
investments	0.15	0.98	1.94	0.45	0.16
Total from investment operations	0.02	0.88	1.86	0.39	0.06
Net asset value, end of period	$8.58	$8.56	$7.68	$5.82	$5.43
Total return(ii)	0.35%	11.46%	31.96%	7.18%	1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$23,628	$25,932	$26,320	$22,812	$26,731
Ratio of gross expenses to average
net assets	2.12%	2.16%	2.21%	2.22%	2.20%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.12%	2.16%	2.21%	2.22%	2.20%
Ratio of net investment income (loss) to
average net assets	(1.47)%	(1.19)%	(1.13)%	(1.06)%	(1.71)%
Portfolio turnover rate	122.05%	194.81%	156.98%	234.91%	245.44%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund	Class Z
From 5/28/2015
(commencement
of operations) to
10/31/2015 (i)
Net asset value, beginning of period	$11.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized loss on
investments	(1.01)
Total from investment operations	(1.03)
Net asset value, end of period	$10.67
Total return(iii)	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,413
Ratio of gross expenses to average
net assets	1.76%
Ratio of expense reimbursements to
average net assets	(0.77)%
Ratio of net expenses to average net
assets	0.99%
Ratio of net investment income (loss) to
average net assets	(0.49)%
Portfolio turnover rate	122.05%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$19.32	$20.89	$16.72	$15.22	$14.48
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.03)	(0.09)	(0.16)
Net realized and unrealized gain on
investments	0.09	1.53	4.92	1.59	0.90
Total from investment operations	(0.03)	1.44	4.89	1.50	0.74
Distributions from net realized gains	(2.57)	(3.01)	(0.72)	–	–
Net asset value, end of period	$16.72	$19.32	$20.89	$16.72	$15.22
Total return(ii)	(0.31)%	7.68%	30.39%	9.86%	5.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$159,061	$241,510	$294,846	$299,934	$377,947
Ratio of gross expenses to average
net assets	1.30%	1.27%	1.29%	1.29%	1.37%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.30%	1.27%	1.29%	1.29%	1.37%
Ratio of net investment income (loss) to
average net assets	(0.65)%	(0.45)%	(0.19)%	(0.54)%	(0.99)%
Portfolio turnover rate	110.40%	91.59%	95.67%	81.09%	64.83%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$17.11	$18.96	$15.36	$14.09	$13.50
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.22)	(0.21)	(0.16)	(0.20)	(0.26)
Net realized and unrealized gain on
investments	0.07	1.37	4.48	1.47	0.85
Total from investment operations	(0.15)	1.16	4.32	1.27	0.59
Distributions from net realized gains	(2.57)	(3.01)	(0.72)	–	–
Net asset value, end of period	$14.39	$17.11	$18.96	$15.36	$14.09
Total return(ii)	(1.16)%	6.87%	29.33%	9.01%	4.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,167	$7,252	$9,413	$9,448	$10,998
Ratio of gross expenses to average
net assets	2.10%	2.06%	2.07%	2.10%	2.12%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.10%	2.06%	2.07%	2.10%	2.12%
Ratio of net investment income (loss) to
average net assets	(1.44)%	(1.24)%	(0.97)%	(1.34)%	(1.73)%
Portfolio turnover rate	110.40%	91.59%	95.67%	81.09%	64.83%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$17.16	$19.00	$15.39	$14.12	$13.53
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.22)	(0.21)	(0.16)	(0.20)	(0.25)
Net realized and unrealized gain on
investments	0.08	1.38	4.49	1.47	0.84
Total from investment operations	(0.14)	1.17	4.33	1.27	0.59
Distributions from net realized gains	(2.57)	(3.01)	(0.72)	–	–
Net asset value, end of period	$14.45	$17.16	$19.00	$15.39	$14.12
Total return(ii)	(1.09)%	6.92%	29.34%	9.00%	4.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$54,768	$63,572	$68,161	$59,063	$64,597
Ratio of gross expenses to average
net assets	2.07%	2.03%	2.06%	2.09%	2.10%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.07%	2.03%	2.06%	2.09%	2.10%
Ratio of net investment income (loss) to
average net assets	(1.43)%	(1.21)%	(0.96)%	(1.33)%	(1.70)%
Portfolio turnover rate	110.40%	91.59%	95.67%	81.09%	64.83%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$19.54	$21.09	$16.88	$15.35	$14.57
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.11)	(0.09)	(0.04)	(0.08)	(0.13)
Net realized and unrealized gain on
investments	0.05	1.55	4.97	1.61	0.91
Total from investment operations	(0.06)	1.46	4.93	1.53	0.78
Distributions from net realized gains	(2.57)	(3.01)	(0.72)	–	–
Net asset value, end of period	$16.91	$19.54	$21.09	$16.88	$15.35
Total return(ii)	(0.48)%	7.70%	30.34%	10.00%	5.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$70,677	$699,237	$692,445	$545,397	$420,089
Ratio of gross expenses to average
net assets	1.31%	1.27%	1.31%	1.23%	1.21%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.31%	1.27%	1.31%	1.23%	1.21%
Ratio of net investment income (loss) to
average net assets	(0.62)%	(0.45)%	(0.22)%	(0.45)%	(0.79)%
Portfolio turnover rate	110.40%	91.59%	95.67%	81.09%	64.83%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund			Class Z
					From 12/29/2010
Year ended		Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$19.63	$21.11	$16.84	$15.28	$15.86
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.02)	0.02	(0.02)	(0.07)
Net realized and unrealized gain (loss)
on investments	0.08	1.55	4.97	1.58	(0.51)
Total from investment operations	0.02	1.53	4.99	1.56	(0.58)
Distributions from net realized gains	(2.57)	(3.01)	(0.72)	–	–
Net asset value, end of period	$17.08	$19.63	$21.11	$16.84	$15.28
Total return(iii)	(0.02)%	8.07%	30.78%	10.21%	(3.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$134,051	$52,091	$67,852	$54,965	$24,124
Ratio of gross expenses to average
net assets	0.99%	0.95%	0.96%	0.97%	1.06%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.07)%
Ratio of net expenses to average net
assets	0.99%	0.95%	0.96%	0.97%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.33)%	(0.13)%	0.13%	(0.14)%	(0.51)%
Portfolio turnover rate	110.40%	91.59%	95.67%	81.09%	64.83%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$8.96	$9.97	$7.79	$7.12	$6.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.08)	(0.07)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain on
investments	0.11	0.19	2.53	0.72	0.51
Total from investment operations	0.03	0.12	2.49	0.67	0.42
Distributions from net realized gains	(0.99)	(1.13)	(0.31)	–	–
Net asset value, end of period	$8.00	$8.96	$9.97	$7.79	$7.12
Total return(ii)	0.16%	1.30%	33.15%	9.41%	6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$115,594	$139,497	$175,214	$172,202	$194,799
Ratio of gross expenses to average
net assets	1.35%	1.35%	1.38%	1.40%	1.43%
Ratio of expense reimbursements to
average net assets	–	–	(0.02)%	–	(0.01)%
Ratio of net expenses to average net
assets	1.35%	1.35%	1.36%	1.40%	1.42%
Ratio of net investment income (loss) to
average net assets	(0.92)%	(0.81)%	(0.49)%	(0.71)%	(1.18)%
Portfolio turnover rate	131.72%	88.98%	93.97%	72.59%	67.37%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$7.59	$8.67	$6.86	$6.27	$5.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.12)	(0.12)	(0.09)	(0.10)	(0.13)
Net realized and unrealized gain on
investments	0.09	0.17	2.21	0.69	0.45
Total from investment operations	(0.03)	0.05	2.12	0.59	0.32
Distributions from net realized gains	(0.99)	(1.13)	(0.31)	–	–
Net asset value, end of period	$6.57	$7.59	$8.67	$6.86	$6.27
Total return(ii)	(0.55)%	0.61%	32.21%	9.41%	5.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,564	$8,874	$13,626	$13,389	$15,954
Ratio of gross expenses to average
net assets	2.16%	2.11%	2.13%	2.16%	2.18%
Ratio of expense reimbursements to
average net assets	–	–	(0.02)%	–	(0.01)%
Ratio of net expenses to average net
assets	2.16%	2.11%	2.11%	2.16%	2.17%
Ratio of net investment income (loss) to
average net assets	(1.73)%	(1.56)%	(1.24)%	(1.47)%	(1.92)%
Portfolio turnover rate	131.72%	88.98%	93.97%	72.59%	67.37%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$7.44	$8.52	$6.76	$6.27	$5.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.12)	(0.12)	(0.10)	(0.10)	(0.13)
Net realized and unrealized gain on
investments	0.09	0.17	2.17	0.59	0.45
Total from investment operations	(0.03)	0.05	2.07	0.49	0.32
Distributions from net realized gains	(0.99)	(1.13)	(0.31)	–	–
Net asset value, end of period	$6.42	$7.44	$8.52	$6.76	$6.27
Total return(ii)	(0.70)%	0.61%	31.94%	7.81%	5.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$13,724	$16,119	$19,461	$17,091	$19,145
Ratio of gross expenses to average
net assets	2.16%	2.15%	2.18%	2.19%	2.22%
Ratio of expense reimbursements to
average net assets	–	–	(0.02)%	–	0.01%
Ratio of net expenses to average net
assets	2.16%	2.15%	2.16%	2.19%	2.21%
Ratio of net investment income (loss) to
average net assets	(1.73)%	(1.61)%	(1.31)%	(1.50)%	(1.96)%
Portfolio turnover rate	131.72%	88.98%	93.97%	72.59%	67.37%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class Z
					From 12/29/2010
	Year ended	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$9.04	$10.01	$7.79	$7.14	$7.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.05)	(0.04)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss)
on investments	0.10	0.20	2.55	0.67	(0.25)
Total from investment operations	0.05	0.16	2.53	0.65	(0.29)
Distributions from net realized gains	(0.99)	(1.13)	(0.31)	–	–
Net asset value, end of period	$8.10	$9.04	$10.01	$7.79	$7.14
Total return(iii)	0.52%	1.73%	33.67%	9.10%	(3.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$22,002	$64,684	$79,723	$29,264	$26,137
Ratio of gross expenses to average
net assets	1.04%	1.03%	1.05%	1.04%	1.13%
Ratio of expense reimbursements to
average net assets	(0.05)%	(0.04)%	(0.06)%	(0.05)%	(0.14)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.55)%	(0.45)%	(0.18)%	(0.28)%	(0.72)%
Portfolio turnover rate	131.72%	88.98%	93.97%	72.59%	67.37%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$11.52	$12.98	$10.88	$10.82	$10.23
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.14)	(0.11)	(0.08)	(0.09)	(0.14)
Net realized and unrealized gain on
investments	0.55	0.60	3.55	1.03	0.73
Total from investment operations	0.41	0.49	3.47	0.94	0.59
Distributions from net realized gains	(0.98)	(1.95)	(1.37)	(0.88)	–
Net asset value, end of period	$10.95	$11.52	$12.98	$10.88	$10.82
Total return(ii)	3.78%	4.23%	36.03%	9.60%	5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$14,480	$7,241	$7,563	$6,464	$8,851
Ratio of gross expenses to average
net assets	1.82%	2.22%	2.45%	2.60%	2.29%
Ratio of expense reimbursements to
average net assets	(0.22)%	(0.62)%	(0.85)%	(1.04)%	(0.79)%
Ratio of net expenses to average net
assets	1.60%	1.60%	1.60%	1.56%	1.50%
Ratio of net investment income (loss) to
average net assets	(1.24)%	(0.95)%	(0.69)%	(0.86)%	(1.22)%
Portfolio turnover rate	162.44%	91.91%	92.82%	63.81%	66.59%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$10.79	$12.34	$10.48	$10.52	$10.02
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.20)	(0.17)	(0.15)	(0.16)	(0.22)
Net realized and unrealized gain on
investments	0.51	0.57	3.38	1.00	0.72
Total from investment operations	0.31	0.40	3.23	0.84	0.50
Distributions from net realized gains	(0.98)	(1.95)	(1.37)	(0.88)	–
Net asset value, end of period	$10.12	$10.79	$12.34	$10.48	$10.52
Total return(ii)	3.06%	3.65%	35.00%	8.90%	5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,020	$2,612	$2,636	$1,956	$2,293
Ratio of gross expenses to average
net assets	2.53%	2.99%	3.23%	3.33%	3.04%
Ratio of expense reimbursements to
average net assets	(0.28)%	(0.74)%	(0.98)%	(1.08)%	(0.79)%
Ratio of net expenses to average net
assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	(1.91)%	(1.60)%	(1.34)%	(1.54)%	(1.97)%
Portfolio turnover rate	162.44%	91.91%	92.82%	63.81%	66.59%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$11.75	$13.17	$11.00	$10.90	$10.29
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.12)	(0.08)	(0.05)	(0.07)	(0.11)
Net realized and unrealized gain on
investments	0.57	0.61	3.59	1.05	0.72
Total from investment operations	0.45	0.53	3.54	0.98	0.61
Distributions from net realized gains	(0.98)	(1.95)	(1.37)	(0.88)	–
Net asset value, end of period	$11.22	$11.75	$13.17	$11.00	$10.90
Total return(ii)	4.07%	4.50%	36.31%	9.90%	5.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$40,924	$2,359	$2,034	$1,349	$2,075
Ratio of gross expenses to average
net assets	1.56%	2.19%	2.43%	3.20%	2.43%
Ratio of expense reimbursements to
average net assets	(0.21)%	(0.84)%	(1.08)%	(1.89)%	(1.18)%
Ratio of net expenses to average net
assets	1.35%	1.35%	1.35%	1.31%	1.25%
Ratio of net investment income (loss) to
average net assets	(1.07)%	(0.70)%	(0.46)%	(0.62)%	(0.96)%
Portfolio turnover rate	162.44%	91.91%	92.82%	63.81%	66.59%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class Z
					From 12/29/2010
	Year ended	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$11.77	$13.16	$10.97	$10.85	$11.31
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.05)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss)
on investments	0.57	0.61	3.58	1.04	(0.40)
Total from investment operations	0.49	0.56	3.56	1.00	(0.46)
Distributions from net realized gains	(0.98)	(1.95)	(1.37)	(0.88)	–
Net asset value, end of period	$11.28	$11.77	$13.16	$10.97	$10.85
Total return(iii)	4.43%	4.78%	36.61%	10.15%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$17,109	$3,368	$3,202	$2,426	$1,964
Ratio of gross expenses to average
net assets	1.56%	2.11%	2.38%	2.69%	37.74%
Ratio of expense reimbursements to
average net assets	(0.55)%	(1.01)%	(1.28)%	(1.59)%	(36.64)%
Ratio of net expenses to average net
assets	1.01%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to
average net assets	(0.68)%	(0.45)%	(0.20)%	(0.38)%	(0.72)%
Portfolio turnover rate	162.44%	91.91%	92.82%	63.81%	66.59%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$26.96	$25.35	$21.75	$19.34	$17.42
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.25)	(0.14)	(0.05)	0.02	(0.09)
Net realized and unrealized gain on
investments	0.82	5.89	6.11	2.39	2.01
Total from investment operations	0.57	5.75	6.06	2.41	1.92
Dividends from net investment income	(0.16)	–	(0.01)	–	–
Distributions from net realized gains	(5.43)	(4.14)	(2.45)	–	–
Net asset value, end of period	$21.94	$26.96	$25.35	$21.75	$19.34
Total return(ii)	1.72%	26.29%	30.81%	12.46%	11.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$122,814	$139,306	$129,870	$120,490	$148,445
Ratio of gross expenses to average
net assets	1.31%	1.31%	1.35%	1.37%	1.35%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.31%	1.31%	1.35%	1.37%	1.35%
Ratio of net investment income (loss) to
average net assets	(1.05)%	(0.59)%	(0.21)%	0.11%	(0.46)%
Portfolio turnover rate	133.92%	167.94%	115.08%	110.37%	63.17%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$23.53	$22.78	$19.91	$17.85	$16.21
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.38)	(0.29)	(0.20)	(0.13)	(0.23)
Net realized and unrealized gain on
investments	0.74	5.18	5.52	2.19	1.87
Total from investment operations	0.36	4.89	5.32	2.06	1.64
Distributions from net realized gains	(5.43)	(4.14)	(2.45)	–	–
Net asset value, end of period	$18.46	$23.53	$22.78	$19.91	$17.85
Total return(ii)	0.95%	25.33%	29.82%	11.54%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,797	$9,030	$11,767	$11,879	$13,878
Ratio of gross expenses to average
net assets	2.09%	2.10%	2.12%	2.16%	2.16%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.09%	2.10%	2.12%	2.16%	2.16%
Ratio of net investment income (loss) to
average net assets	(1.83)%	(1.37)%	(0.99)%	(0.68)%	(1.27)%
Portfolio turnover rate	133.92%	167.94%	115.08%	110.37%	63.17%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$23.60	$22.83	$19.95	$17.88	$16.23
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.37)	(0.29)	(0.20)	(0.13)	(0.22)
Net realized and unrealized gain on
investments	0.73	5.20	5.53	2.20	1.87
Total from investment operations	0.36	4.91	5.33	2.07	1.65
Dividends from net investment income	–(iii)	–	–	–	–
Distributions from net realized gains	(5.43)	(4.14)	(2.45)	–	–
Net asset value, end of period	$18.53	$23.60	$22.83	$19.95	$17.88
Total return(ii)	0.95%	25.37%	29.81%	11.58%	10.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$53,487	$60,628	$56,717	$50,049	$59,207
Ratio of gross expenses to average
net assets	2.08%	2.06%	2.10%	2.14%	2.12%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	2.08%	2.06%	2.10%	2.14%	2.12%
Ratio of net investment income (loss) to
average net assets	(1.81)%	(1.34)%	(0.98)%	(0.67)%	(1.23)%
Portfolio turnover rate	133.92%	167.94%	115.08%	110.37%	63.17%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Amount was less than $0.005 per share.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund	Class Z
From 5/28/2015
(commencement
of operations) to
10/31/2015 (i)
Net asset value, beginning of period	$25.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.05)
Net realized and unrealized loss on
investments	(3.22)
Total from investment operations	(3.27)
Net asset value, end of period	$21.76
Total return(iii)(iv)	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,517
Ratio of gross expenses to average
net assets	1.36%
Ratio of expense reimbursements to
average net assets	(0.28)%
Ratio of net expenses to average net
assets	1.08%
Ratio of net investment income (loss) to
average net assets	(0.47)%
Portfolio turnover rate	133.92%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) During the year ended October 31, 2015, the Alger Health Sciences Fund received a payment made by the Advisor due to a delay in recording the expense reimbursement for the Class Z shares that amounted to $0.02 per share. Had the Fund not received this payment, total return of the Class Z shares would have been lower by 0.08%.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$33.56	$29.63	$24.43	$21.74	$21.38
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.59	0.63	0.56	0.44	0.32
Net realized and unrealized gain on
investments	0.81	3.92	5.11	2.60	0.69
Total from investment operations	1.40	4.55	5.67	3.04	1.01
Dividends from net investment income	(0.51)	(0.62)	(0.47)	(0.35)	(0.65)
Distributions from net realized gains	(1.08)	–	–	–	–
Net asset value, end of period	$33.37	$33.56	$29.63	$24.43	$21.74
Total return(ii)	4.26%	15.53%	23.45%	14.02%	4.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$70,933	$73,674	$80,832	$73,050	$41,446
Ratio of gross expenses to average
net assets	1.15%	1.18%	1.19%	1.25%	1.43%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.03)%
Ratio of net expenses to average net
assets	1.15%	1.18%	1.19%	1.25%	1.40%
Ratio of net investment income (loss) to
average net assets	1.76%	2.00%	2.07%	1.87%	1.49%
Portfolio turnover rate	15.83%	21.20%	29.27%	45.36%	119.61%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$33.18	$29.33	$24.22	$21.54	$21.02
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(i)	0.33	0.38	0.34	0.26	0.16
Net realized and unrealized gain on
investments	0.80	3.89	5.08	2.58	0.68
Total from investment operations	1.13	4.27	5.42	2.84	0.84
Dividends from net investment income	(0.28)	(0.42)	(0.31)	(0.16)	(0.32)
Distributions from net realized gains	(1.08)	–	–	–	–
Net asset value, end of period	$32.95	$33.18	$29.33	$24.22	$21.54
Total return(ii)	3.47%	14.65%	22.53%	13.20%	4.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$21,156	$19,999	$17,173	$13,121	$9,806
Ratio of gross expenses to average
net assets	1.90%	1.93%	1.96%	2.01%	2.16%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.03)%
Ratio of net expenses to average net
assets	1.90%	1.93%	1.96%	2.01%	2.13%
Ratio of net investment income (loss) to
average net assets	0.99%	1.22%	1.27%	1.11%	0.75%
Portfolio turnover rate	15.83%	21.20%	29.27%	45.36%	119.61%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund		Class Z
				From 3/1/2012
	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	to 10/31/2012 (i)
Net asset value, beginning of period	$33.57	$29.64	$24.43	$23.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.66	0.63	0.59	0.34
Net realized and unrealized gain on
investments	0.82	4.00	5.14	0.59
Total from investment operations	1.48	4.63	5.73	0.93
Dividends from net investment income	(0.58)	(0.70)	(0.52)	(0.33)
Distributions from net realized gains	(1.08)	–	–	–
Net asset value, end of period	$33.39	$33.57	$29.64	$24.43
Total return(iii)	4.53%	15.78%	23.74%	3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,752	$8,441	$2,306	$1,087
Ratio of gross expenses to average
net assets	0.91%	1.05%	1.36%	2.92%
Ratio of expense reimbursements to
average net assets	–	(0.10)%	(0.41)%	(1.97)%
Ratio of net expenses to average net
assets	0.91%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets	1.99%	1.98%	2.18%	2.14%
Portfolio turnover rate	15.83%	21.20%	29.27%	45.36%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International
Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small
Cap Growth Fund, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities
Fund), Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the
“Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund,
Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences
Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

Alger Mid Cap Growth Fund and Alger Health Sciences Fund started offering Class Z shares on May 28, 2015.

The Alger Growth Opportunities Fund changed its name to Alger Small Cap Focus Fund effective August 7, 2015.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment advisor. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash, overnight time deposits and Money Market Funds.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Funds declare and pay dividends from net investment income annually except that the Alger Growth & Income Fund declares and pays such dividends quarterly.
With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2012-2015.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
October 31, 2015, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Fund(a)	0.810%	0.650%	0.600%	0.794%
Alger International Growth Fund(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Fund(b)	0.760	0.700	—	0.760
Alger SMid Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Small Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Small Cap Focus Fund(d)	0.750	—	—	0.826
Alger Health Sciences Fund(c)	0.810	0.650	—	0.810
Alger Growth & Income Fund(b)	0.585	0.550	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

(d) Prior to August 7, 2015, the rate was 0.85% on the first $1 billion and 0.75% in excess of $1 billion. The actual rate is a weighted average blend.

Alger Management has established expense caps for several share classes, effective through
February 28, 2016, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
			CLASS		THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2015
Alger Capital Appreciation Fund	–	–	–	0.97%	$—
Alger International Growth Fund	–	–	1.15%	0.89	31,017
Alger Mid Cap Growth Fund	–	–	–	0.99	3,655
Alger Small Cap Growth Fund	–	–	–	0.99	23,876

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund	1.60%	2.25%	1.35	0.99	*	98,411
Alger Health Sciences Fund	–	–	–	0.99	**	2,961
Alger Growth & Income Fund	–	–	–	0.95		—

* Prior to March 1, 2015, the expense cap for the Alger Small Cap Focus Fund Class Z was
1.10%.

** While the fund commenced operations on May 28, 2015, the expense cap for Alger
Health Sciences Fund Class Z was not effective until June 22, 2015.

Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

During the year ended October 31, 2015, the Alger Health Sciences Fund received a payment made by the Advisor due to a delay in recording the expense reimbursement for the Class
Z shares that amounted to $0.02 per share. Had the Fund not received this payment, total return of the Class Z shares would have been lower by 0.08%.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or
“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc.
for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of
1% of the respective average daily net assets of the Class B shares of the designated Fund.
If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of
October 31, 2015, such excess carried forward was $21,529,300, $16,155,189, $10,658,111,
$286,250, $16,186,154 and $1,001,885, for Class B shares of the Alger Capital Appreciation
Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap
Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively.
Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note
3(d) below.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing.
The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger International Growth Fund, Alger SMid Cap Growth Fund and Alger Small Cap
Focus Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2015, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$7,932	$56,791
Alger International Growth Fund	6,372	42,731
Alger Mid Cap Growth Fund	5,190	30,303
Alger SMid Cap Growth Fund	546	10,442
Alger Small Cap Growth Fund	3,862	14,431
Alger Small Cap Focus Fund	479	217
Alger Health Sciences Fund	3,085	9,261
Alger Growth & Income Fund	4,077	1,766

(e) Brokerage Commissions: During the year ended October 31, 2015, the Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger
Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of
$840,685, $22,133, $72,664, $352,527, $89,422, $16,145, $113,295 and $8,226 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of
0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund, subject to certain limitations, as approved by the Board. For the year ended October
31, 2015, Alger Management charged back to the Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund,
Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund
and Alger Growth & Income Fund, $916,430, $56,541, $97,130, $748,339, $61,472, $9,218,
$20,722 and $36,572, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: November 1, 2014 through February 28, 2015, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of a Fund’s audit committee received $81 from each Fund for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee who is not affiliated with Alger
Management or its affiliates receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each Fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each Fund in the Alger Fund Complex.

(h) Interfund Trades: During the fiscal year ended October 31, 2015, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor. For the year ended October 31, 2015, these purchases and sales were as follows:

	Purchases	Sales
Alger Mid Cap Growth Fund	$307,800	$–
Alger SMid Cap Growth Fund	–	1,230,414
Alger Small Cap Growth Fund	254,528	110,026

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31,
2015.
During the year ended October 31, 2015, Alger International Growth Fund, Alger Mid Cap
Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger
Health Sciences Fund incurred interfund loan interest expense of $15, $67, $18,029, $3,085 and $598, respectively. During the year ended October 31, 2015, Alger Capital Appreciation

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap
Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger Growth
& Income Fund earned interfund loan interest income of $5,092, $958, $383, $182, $61,
$780 and $256, respectively.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2015, Alger Management and its
affiliates owned the following shares:

			SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	79,659	—	—	—	87
Alger International Growth Fund	56,772	—	—	7,291	52,237
Alger Mid Cap Growth Fund	77,289	—	—	—	8,547
Alger SMid Cap Growth Fund	472,539	—	48,559	—	88
Alger Small Cap Growth Fund	113,609	—	—	—	177
Alger Small Cap Focus Fund	—	—	—	—	286,570
Alger Health Sciences Fund	—	—	—	—	3,995
Alger Growth & Income Fund	15,760	—	—	—	11,652

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2015:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$3,407,724,429	$3,035,583,095
Alger International Growth Fund	249,997,455	231,287,034
Alger Mid Cap Growth Fund	232,611,148	261,354,478
Alger SMid Cap Growth Fund	831,059,777	1,505,276,882
Alger Small Cap Growth Fund	267,513,898	347,534,291
Alger Small Cap Focus Fund	110,966,199	53,273,306
Alger Health Sciences Fund	272,487,891	307,201,214
Alger Growth & Income Fund	15,754,359	17,762,746

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

Written call and put options activity for the year ended October 31, 2015, was as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at
October 31, 2014	1,754	$318,911
Call Options written	1,395	356,059
Call Options closed	(1,255)	(235,059)
Call Options expired	(1,420)	(264,059)
Call Options exercised	(474)	(175,852)
Call Options outstanding at
October 31, 2015	—	$—
$–
	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at
October 31, 2014	821	$278,473
Put Options written	1,985	377,701
Put Options closed	(1,514)	(437,236)
Put Options expired	(1,056)	(140,088)
Put Options exercised	(236)	(78,850)
Put Options outstanding at
October 31, 2015	—	$—
$–

The Alger Mid Cap Growth Fund did not enter into written option contracts after January
31, 2015.

The following table summarizes the Fund’s securities lending agreements by counterparty which are subject to rights of offset as of October 31, 2015.

Alger Growth & Income Fund
			Fair Value
	Securities	Cash	on Non-
	Loaned at	Collateral	Cash Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)

Citigroup Inc	$650,441	$650,441
Deutsche Bank Inc.	1,023,974	1,023,974	--	--

Total	$1,674,415	$1,674,415	--	--

(a) Collateral with a value of $1,709,832 has been received in connection with securities lending agreements.

(b) The market value of loaned securities is determined as of October 31, 2015. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2015, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$37,930	2.21%
Alger International Growth Fund	13,463	8.40
Alger Mid Cap Growth Fund	6,747	1.22
Alger SMid Cap Growth Fund	1,987,923	1.30
Alger Small Cap Growth Fund	279,254	1.12
Alger Small Cap Focus Fund	6,978	2.19
Alger Health Sciences Fund	85,175	1.50

The highest amount borrowed during the year ended October 31, 2015 for each Fund was as follows:

		HIGHEST BORROWING
Alger Capital Appreciation Fund		$4,534,936
Alger International Growth Fund		1,140,311
Alger Mid Cap Growth Fund		442,000
Alger SMid Cap Growth Fund		123,338,066
Alger Small Cap Growth Fund		40,213,000
Alger Small Cap Focus Fund		376,681
Alger Health Sciences Fund		4,081,000

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	19,941,463	$429,216,453	13,211,382	$287,181,854
Shares converted from Class B	173,220	3,729,703	179,127	3,845,599
Shares converted from Class C	176	3,894	4,156	85,600
Dividends reinvested	7,954,361	164,180,132	3,572,461	73,556,971
Shares redeemed	(15,164,333)	(327,851,427)	(14,378,152)	(313,744,777)
Net increase	12,904,887	$269,278,755	2,588,974	$50,925,247
Class B:
Shares sold	80,825	$1,449,684	70,695	$1,312,564
Shares converted to Class A	(206,707)	(3,729,703)	(206,794)	(3,845,599)
Dividends reinvested	239,941	4,150,980	125,630	2,242,491
Shares redeemed	(297,342)	(5,380,690)	(243,453)	(4,557,220)
Net decrease	(183,283)	$(3,509,729)	(253,922)	$(4,847,764)
Class C:
Shares sold	6,139,982	$111,154,806	2,592,917	$48,802,255
Shares converted to Class A	(210)	(3,894)	(4,787)	(85,600)
Dividends reinvested	1,510,451	26,218,831	566,504	10,140,425
Shares redeemed	(2,283,166)	(41,413,976)	(1,940,136)	(36,437,122)
Net increase	5,367,057	$95,955,767	1,214,498	$22,419,958
Class Z:
Shares sold	18,379,428	$409,588,134	4,243,426	$95,173,015
Dividends reinvested	1,662,259	34,707,970	528,898	10,964,045
Shares redeemed	(4,287,362)	(91,613,367)	(1,140,898)	(25,118,699)
Net increase	15,754,325	$352,682,737	3,631,426	$81,018,361

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	1,318,497	$21,202,489	1,145,285	$17,668,080
Shares converted from Class B	72,646	1,155,119	121,443	1,872,316
Shares converted from Class C	837	13,494	724	11,317
Dividends reinvested	75,380	1,141,318	1,550	23,859
Shares redeemed	(1,218,713)	(19,138,672)	(2,208,184)	(34,524,693)
Net increase (decrease)	248,647	$4,373,748	(939,182)	$(14,949,121)
Class B:
Shares sold	30,301	$420,627	56,629	$776,513
Shares converted to Class A	(82,241)	(1,155,119)	(137,613)	(1,872,316)
Dividends reinvested	727	9,757	—	—
Shares redeemed	(529,374)	(7,293,023)	(1,777,215)	(24,630,116)
Net decrease	(580,587)	$(8,017,758)	(1,858,199)	$(25,725,919)
Class C:
Shares sold	376,012	$5,352,938	455,059	$6,160,274
Shares converted to Class A	(956)	(13,494)	(825)	(11,317)
Dividends reinvested	5,186	68,915	—	—
Shares redeemed	(320,301)	(4,380,916)	(238,269)	(3,218,204)
Net increase	59,941	$1,027,443	215,965	$2,930,753
Class I:
Shares sold	799,096	$12,669,754	308,627	$4,700,595
Dividends reinvested	2,439	36,830	68	1,046
Shares redeemed	(116,718)	(1,794,576)	(75,213)	(1,147,553)
Net increase	684,817	$10,912,008	233,482	$3,554,088
Class Z:
Shares sold	1,181,195	$19,140,824	816,767	$12,666,277
Dividends reinvested	5,490	83,664	—	—
Shares redeemed	(512,859)	(8,088,181)	(409,999)	(6,114,319)
Net increase	673,826	$11,136,307	406,768	$6,551,958

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	858,755	$9,544,674	1,080,502	$10,846,934
Shares converted from Class B	113,448	1,246,215	195,566	1,960,843
Shares converted from Class C	58	641	974	9,513
Shares redeemed	(2,193,763)	(24,280,042)	(2,981,124)	(30,495,177)
Net decrease	(1,221,502)	$(13,488,512)	(1,704,082)	$(17,677,887)
Class B:
Shares sold	45,346	$405,449	76,714	$644,722
Shares converted to Class A	(138,955)	(1,246,215)	(237,860)	(1,960,843)
Shares redeemed	(756,856)	(6,786,702)	(2,480,243)	(21,418,013)
Net decrease	(850,465)	$(7,627,468)	(2,641,389)	$(22,734,134)
Class C:
Shares sold	270,110	$2,438,597	267,790	$2,228,778
Shares converted to Class A	(72)	(641)	(1,193)	(9,513)
Shares redeemed	(548,366)	(4,899,669)	(664,280)	(5,456,185)
Net decrease	(278,328)	$(2,461,713)	(397,683)	$(3,236,920)
Class Z:
Shares sold	230,040	$2,574,944	—	$—
Shares redeemed	(3,854)	(43,512)	—	—
Net increase	226,186	$2,531,432	—	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	2,515,669	$44,770,555	2,339,099	$44,560,299
Shares converted from Class B	26,382	469,683	20,764	399,718
Shares converted from Class C	—	—	88	1,625
Dividends reinvested	1,756,178	29,697,232	2,093,976	38,298,826
Shares redeemed	(7,282,943)	(129,738,047)	(6,072,094)	(116,213,077)
Net decrease	(2,984,714)	$(54,800,577)	(1,618,167)	$(32,952,609)
Class B:
Shares sold	12,637	$185,261	17,208	$280,665
Shares converted to Class A	(30,450)	(469,683)	(23,321)	(399,713)
Dividends reinvested	56,485	828,071	68,350	1,114,787
Shares redeemed	(173,061)	(2,627,122)	(134,871)	(2,286,197)
Net decrease	(134,389)	$(2,083,473)	(72,634)	$(1,290,458)
Class C:
Shares sold	326,733	$4,980,075	387,335	$6,555,383
Shares converted to Class A	—	—	(98)	(1,625)
Dividends reinvested	503,010	7,399,281	519,801	8,498,750
Shares redeemed	(743,932)	(11,427,019)	(789,453)	(13,402,438)
Net increase	85,811	$952,337	117,585	$1,650,070
Class I:
Shares sold	4,562,014	$82,321,216	10,609,972	$204,542,125
Dividends reinvested	5,334,507	91,380,102	5,182,532	95,876,850
Shares redeemed	(41,500,869)	(747,903,500)	(12,847,289)	(249,345,195)
Net increase (decrease)	(31,604,348)	$(574,202,182)	2,945,215	$51,073,780
Class Z:
Shares sold	6,632,842	$113,310,928	1,146,769	$22,314,309
Dividends reinvested	188,649	3,250,429	185,120	3,430,278
Shares redeemed	(1,628,271)	(30,002,909)	(1,892,258)	(38,111,803)
Net increase (decrease)	5,193,220	$86,558,448	(560,369)	$(12,367,216)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	1,580,029	$13,419,571	4,323,172	$39,318,507
Shares converted from Class B	94,284	800,038	149,736	1,359,595
Dividends reinvested	1,746,872	14,202,069	2,022,570	18,041,321
Shares redeemed	(4,548,661)	(39,066,866)	(8,505,233)	(75,621,901)
Net decrease	(1,127,476)	$(10,645,188)	(2,009,755)	$(16,902,478)
Class B:
Shares sold	91,268	$614,597	134,678	$1,013,908
Shares converted to Class A	(113,836)	(800,038)	(175,477)	(1,359,595)
Dividends reinvested	153,462	1,031,264	207,372	1,576,026
Shares redeemed	(301,914)	(2,113,880)	(568,599)	(4,407,986)
Net decrease	(171,020)	$(1,268,057)	(402,026)	$(3,177,647)
Class C:
Shares sold	171,469	$1,158,931	193,166	$1,462,988
Dividends reinvested	254,757	1,673,757	275,016	2,051,622
Shares redeemed	(457,300)	(3,151,622)	(583,964)	(4,369,610)
Net decrease	(31,074)	$(318,934)	(115,782)	$(855,000)
Class Z:
Shares sold	1,029,786	$8,766,273	1,824,706	$16,462,273
Dividends reinvested	819,654	6,729,363	953,204	8,550,243
Shares redeemed	(6,292,720)	(55,536,296)	(3,584,524)	(32,602,654)
Net decrease	(4,443,280)	$(40,040,660)	(806,614)	$(7,590,138)

Alger Small Cap Focus Fund
Class A:
Shares sold	1,654,205	$18,594,316	164,449	$1,925,279
Dividends reinvested	45,119	481,873	87,103	973,816
Shares redeemed	(1,005,502)	(11,422,574)	(205,708)	(2,337,860)
Net increase	693,822	$7,653,615	45,844	$561,235
Class C:
Shares sold	590,280	$6,221,786	19,583	$211,735
Dividends reinvested	21,518	213,678	34,476	362,687
Shares redeemed	(61,705)	(639,921)	(25,419)	(269,945)
Net increase	550,093	$5,795,543	28,640	$304,477
Class I:
Shares sold	3,642,592	$42,213,625	151,899	$1,801,664
Dividends reinvested	9,345	102,042	16,661	189,606
Shares redeemed	(205,350)	(2,343,092)	(122,287)	(1,414,886)
Net increase	3,446,587	$39,972,575	46,273	$576,384
Class Z:
Shares sold	1,261,095	$14,388,178	7,250	$81,959
Dividends reinvested	23,909	261,562	38,842	441,639
Shares redeemed	(54,143)	(620,875)	(3,301)	(37,963)
Net increase	1,230,861	$14,028,865	42,791	$485,635

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,398,761	$34,246,474	1,013,092	$24,552,129
Shares converted from Class B	40,286	984,600	70,341	1,715,659
Shares converted from Class C	—	—	232	5,450
Dividends reinvested	1,035,935	23,173,875	757,953	16,720,439
Shares redeemed	(2,045,448)	(48,627,542)	(1,797,979)	(43,090,421)
Net increase (decrease)	429,534	$9,777,407	43,639	$(96,744)
Class B:
Shares sold	19,505	$372,914	15,819	$306,724
Shares converted to Class A	(47,600)	(984,600)	(79,676)	(1,715,659)
Dividends reinvested	84,278	1,597,068	77,996	1,512,347
Shares redeemed	(125,898)	(2,585,940)	(146,857)	(3,111,939)
Net decrease	(69,715)	$(1,600,558)	(132,718)	$(3,008,527)
Class C:
Shares sold	409,745	$8,190,033	281,154	$5,752,521
Shares converted to Class A	—	—	(264)	(5,450)
Dividends reinvested	494,274	9,401,097	342,721	6,662,498
Shares redeemed	(586,919)	(11,882,400)	(538,784)	(11,474,559)
Net increase	317,100	$5,708,730	84,827	$935,010
Class Z:
Shares sold	308,872	$7,123,472	—	$—
Shares redeemed	(9,344)	(212,367)	—	—
Net increase	299,528	$6,911,105	—	$—

Alger Growth & Income Fund
Class A:
Shares sold	230,587	$7,699,744	288,605	$9,117,077
Shares converted from Class C	180	6,135	637	20,681
Dividends reinvested	90,408	2,991,002	41,505	1,301,713
Shares redeemed	(390,788)	(12,816,094)	(863,350)	(27,163,100)
Net decrease	(69,613)	$(2,119,213)	(532,603)	$(16,723,629)
Class C:
Shares sold	110,995	$3,655,182	129,627	$4,031,279
Shares converted to Class A	(182)	(6,135)	(644)	(20,681)
Dividends reinvested	21,539	705,009	6,438	200,118
Shares redeemed	(93,083)	(3,059,497)	(118,242)	(3,663,098)
Net increase	39,269	$1,294,559	17,179	$547,618
Class Z:
Shares sold	48,152	$1,602,084	196,859	$6,450,341
Dividends reinvested	8,482	280,555	838	27,453
Shares redeemed	(45,944)	(1,523,567)	(24,055)	(769,043)
Net increase	10,690	$359,072	173,642	$5,708,751

(b) Redemption Fee: Prior to March 1, 2015, the Funds imposed a 2.00% redemption fee on certain Class A, Class B and Class C shares redeemed (including shares redeemed

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

by exchange) within 30 days after such shares were acquired. After March 1, 2015, the redemption fee was no longer imposed. The fees retained by the Funds are included as paid-
in capital on the accompanying Statement of Assets and Liabilities.
NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2015	OCTOBER 31, 2014
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$47,530,093	$55,305,551
Long-term capital gain	233,509,092	64,782,666
Total distributions paid	$281,039,185	$120,088,217

Alger International Growth Fund
Distributions paid from:
Ordinary Income	1,548,952	28,060
Long-term capital gain	—	—
Total distributions paid	$1,548,952	$28,060

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	10,570,820	23,759,484
Long-term capital gain	128,974,662	133,223,361
Total distributions paid	$139,545,482	$156,982,845

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	5,274,547
Long-term capital gain	25,375,789	27,468,959
Total distributions paid	$25,375,789	$32,743,506

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2015	OCTOBER 31, 2014
Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	—	733,797
Long-term capital gain	1,253,342	1,661,701
Total distributions paid	$1,253,342	$2,395,498

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	12,851,704	6,671,041
Long-term capital gain	31,027,386	26,551,645
Total distributions paid	$43,879,090	$33,222,686

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	1,463,014	1,881,535
Long-term capital gain	3,330,336	—
Total distributions paid	$4,793,350	$1,881,535

As of October 31, 2015 the components of accumulated gains (losses) on a tax basis were as follows:
Alger Capital Appreciation Fund
Undistributed ordinary income		—
Undistributed long-term gains		$202,199,873
Net accumulated earnings		202,199,873
Capital loss carryforwards		—
Late year ordinary income loss		(8,303,391)
Net unrealized appreciation		282,358,284
Total accumulated earnings		$476,254,766

Alger International Growth Fund
Undistributed ordinary income		$169,227
Undistributed long-term gains		—
Net accumulated earnings		169,227
Capital loss carryforwards		(8,458,699)
Net unrealized appreciation		5,403,321
Total accumulated losses		$(2,886,151)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(34,620,840)
Late year ordinary income losses	(1,877,586)
Net unrealized appreciation	7,895,366
Total accumulated losses	$(28,603,060)

Alger SMid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	141,554,438
Net accumulated earnings	141,554,438
Capital loss carryforwards	—
Late year ordinary income losses	(3,021,207)
Net unrealized appreciation	33,642,574
Total accumulated earnings	$172,175,805

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	31,538,178
Net accumulated earnings	31,538,178
Capital loss carryforwards	—
Late year ordinary income losses	(1,675,381)
Net unrealized appreciation	9,906,464
Total accumulated earnings	$39,769,261

Alger Small Cap Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(331,935)
Late year ordinary income losses	(388,941)
Net unrealized appreciation	2,322,448
Total accumulated earnings	$1,601,572

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund
Undistributed ordinary income	$6,800,307
Undistributed long-term gains	22,982,584
Net accumulated earnings	29,782,891
Capital loss carryforwards	—
Net unrealized appreciation	9,095,616
Total accumulated earnings	$38,878,507

Alger Growth & Income Fund
Undistributed ordinary income	$87,172
Undistributed long-term gains	3,151,605
Net accumulated earnings	3,238,777
Capital loss carryforwards	—
Net unrealized appreciation	26,463,993
Total accumulated earnings	$29,702,770

At October 31, 2015, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	Alger Capital	Alger International	Alger Mid Cap	Alger SMid Cap
Expiration Dates	Appreciation Fund	Growth Fund	Growth Fund	Growth Fund
2017	—	$8,458,699	$34,620,840	—
Total	—	8,458,699	34,620,840	—

	Alger Small Cap	Alger Small Cap	Alger Health	Alger Growth &
Expiration Dates	Growth Fund	Focus Fund	Sciences Fund	Income Fund
POST ACT	—	$331,935	—	—
Total	—	331,935	—	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended October 31, 2015 the Alger International Growth Fund and Alger
Mid Cap Growth Fund utilized $4,135,831 and $4,724,152 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2015.

The Fund accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Fund
Accumulated undistributed net investment income (accumulated loss)	$(2,260,624)
Accumulated net realized gain (accumulated realized loss)	$2,955,810
Paid-in Capital	$(695,186)

Alger International Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,121,104
Accumulated net realized gain (accumulated realized loss)	$(1,121,106)
Paid-in Capital	$2

Alger Mid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,442,210
Accumulated net realized gain (accumulated realized loss)	$(70,779)
Paid-in Capital	$(1,371,431)

Alger SMid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$2,244,749
Accumulated net realized gain (accumulated realized loss)	$(56,244,749)
Paid-in Capital	$54,000,000

Alger Small Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$2,358,088
Accumulated net realized gain (accumulated realized loss)	$127,509
Paid-in Capital	$(2,485,597)

Alger Small Cap Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$159,867
Accumulated net realized gain (accumulated realized loss)	$3,357
Paid-in Capital	$(163,224)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund
Accumulated undistributed net investment income (accumulated loss)	$4,844,679
Accumulated net realized gain (accumulated realized loss)	$(4,844,679)
Paid-in Capital	$–

Alger Growth & Income Fund
Accumulated undistributed net investment income (accumulated loss)	$(68,160)
Accumulated net realized gain (accumulated realized loss)	$68,160
Paid-in Capital	$–

NOTE 8 — Fair Value Measurements:
The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$493,614,931	$493,580,090	—	$34,841
Consumer Staples	141,146,351	141,146,351	—	—
Energy	46,660,800	46,660,800	—	—
Financials	95,885,134	95,885,134	—	—
Health Care	448,950,830	431,258,403	17,692,427	—
Industrials	220,272,822	220,272,822	—	—
Information Technology	843,935,934	842,556,396	—	1,379,538
Materials	36,712,512	36,712,512	—	—
Telecommunication Services	28,017,654	28,017,654	—	—
Utilities	10,212,512	6,942,374	3,270,138	—
TOTAL COMMON STOCKS	$2,365,409,480	$2,343,032,536	$20,962,565	$1,414,379
MASTER LIMITED PARTNERSHIP
Financials	31,521,123	31,521,123	—	—
PREFERRED STOCKS
Consumer Discretionary	993,421	—	—	993,421
Health Care	2,889,378	—	—	2,889,378
Information Technology	6,359,175	—	—	6,359,175
TOTAL PREFERRED STOCKS	$10,241,974	—	—	$10,241,974
REAL ESTATE INVESTMENT TRUST
Financials	16,450,355	16,450,355	—	—
TOTAL INVESTMENTS IN
SECURITIES	$2,423,622,932	$2,391,004,014	$20,962,565	$11,656,353

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	20,052,331	986,296	19,066,035	—
Consumer Staples	32,661,585	—	32,661,585	—
Energy	10,002,772	1,711,082	8,291,690	—
Financials	45,159,540	7,336,501	37,823,039	—
Health Care	32,395,889	2,617,646	29,778,243	—
Industrials	16,175,537	3,861,140	12,314,397	—
Information Technology	27,524,974	9,598,718	17,926,256	—
Materials	5,046,212	—	5,046,212	—
Telecommunication Services	10,260,116	1,444,871	8,815,245	—
Utilities	15,766,850	—	15,766,850	—
TOTAL COMMON STOCKS	$215,045,806	$27,556,254	$187,489,552	—
RIGHTS
Telecommunication Services	135,587	135,587	—	—
TOTAL INVESTMENTS IN
SECURITIES	$215,181,393	$27,691,841	$187,489,552	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	45,007,719	45,007,719	—	—
Consumer Staples	5,329,090	5,329,090	—	—
Energy	1,392,545	1,392,545	—	—
Financials	10,916,777	10,916,777	—	—
Health Care	24,880,555	24,880,555	—	—
Industrials	25,995,701	25,995,701	—	—
Information Technology	41,054,371	40,906,987	—	147,384
Materials	5,811,095	5,811,095	—	—
Telecommunication Services	2,606,538	2,606,538	—	—
Utilities	1,135,312	832,200	303,112	—
TOTAL COMMON STOCKS	$164,129,703	$163,679,207	$303,112	$147,384
PREFERRED STOCKS
Health Care	2,481,215	—	—	2,481,215
Information Technology	679,391	—	—	679,391
TOTAL PREFERRED STOCKS	$3,160,606	—	—	$3,160,606
REAL ESTATE INVESTMENT TRUST
Financials	4,035,762	4,035,762	—	—
SPECIAL PURPOSE VEHICLE
Financials	314,956	—	—	314,956
TOTAL INVESTMENTS IN
SECURITIES	$171,641,027	$167,714,969	$303,112	$3,622,946

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	94,443,035	94,443,035	—	—
Consumer Staples	14,624,676	14,624,676	—	—
Energy	4,249,947	4,249,947	—	—
Financials	19,906,402	19,906,402	—	—
Health Care	77,058,166	77,058,166	—	—
Industrials	69,297,634	69,297,634	—	—
Information Technology	93,174,070	92,442,280	—	731,790
Materials	22,666,893	22,666,893	—	—
Telecommunication Services	1,838,529	1,838,529	—	—
TOTAL COMMON STOCKS	$397,259,352	$396,527,562	—	$731,790
MASTER LIMITED PARTNERSHIP
Financials	2,058,924	2,058,924	—	—
PREFERRED STOCKS
Health Care	2,899,897	—	—	2,899,897
Information Technology	3,373,290	—	—	3,373,290
TOTAL PREFERRED STOCKS	$6,273,187	—	—	$6,273,187
REAL ESTATE INVESTMENT TRUST
Financials	12,380,883	12,380,883	—	—
TOTAL INVESTMENTS IN
SECURITIES	$417,972,346	$410,967,369	—	$7,004,977

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	20,367,404	20,367,404	—	—
Consumer Staples	3,656,249	3,656,249	—	—
Energy	2,179,585	2,179,585	—	—
Financials	5,986,248	5,986,248	—	—
Health Care	43,365,740	43,365,740	—	—
Industrials	11,758,904	11,758,904	—	—
Information Technology	56,741,376	56,741,376	—	—
Materials	4,777,908	4,777,908	—	—
TOTAL COMMON STOCKS	$148,833,414	$148,833,414	—	—
PREFERRED STOCKS
Health Care	675,194	—	—	675,194
REAL ESTATE INVESTMENT TRUST
Financials	3,952,152	3,952,152	—	—
RIGHTS
Health Care	—	—	—*	—
SPECIAL PURPOSE VEHICLE
Financials	290,078	—	—	290,078
TOTAL INVESTMENTS IN
SECURITIES	$153,750,838	$152,785,566	—	$965,272

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	945,680	945,680	—	—
Financials	205,569	205,569	—	—
Health Care	22,321,256	22,321,256	—	—
Industrials	3,953,119	3,953,119	—	—
Information Technology	42,955,360	42,955,360	—	—
Materials	1,663,993	1,663,993	—	—
TOTAL COMMON STOCKS	$72,044,977	$72,044,977	—	—
PREFERRED STOCKS
Health Care	59,052	—	—	59,052
TOTAL INVESTMENTS IN
SECURITIES	$72,104,029	$72,044,977	—	$59,052

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	4,888,663	4,888,663	—	—
Health Care	165,127,562	163,256,801	1,727,042	143,719
TOTAL COMMON STOCKS	$170,016,225	$168,145,464	$1,727,042	$143,719
PREFERRED STOCKS
Health Care	9,317,970	—	—	9,317,970
RIGHTS
Health Care	—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$179,334,195	$168,145,464	$1,727,042	$9,461,689

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	13,575,008	13,572,881	—	2,127
Consumer Staples	11,740,852	11,740,852	—	—
Energy	5,995,071	5,995,071	—	—
Financials	12,939,813	12,939,813	—	—
Health Care	14,215,566	14,215,566	—	—
Industrials	11,034,154	11,034,154	—	—
Information Technology	18,446,176	18,446,176	—	—
Materials	1,131,729	1,131,729	—	—
Telecommunication Services	3,135,689	3,135,689	—	—
Utilities	820,835	665,665	155,170	—
TOTAL COMMON STOCKS	$93,034,893	$92,877,596	$155,170	$2,127
CONVERTIBLE PREFERRED STOCKS
Health Care	805,905	805,905	—	—
MASTER LIMITED PARTNERSHIP
Energy	655,434	655,434	—	—
Financials	1,666,224	1,666,224	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$2,321,658	$2,321,658	—	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Consumer Discretionary	55,821	—	—	55,821
REAL ESTATE INVESTMENT TRUST
Financials	2,902,597	2,902,597	—	—
TOTAL INVESTMENTS IN
SECURITIES	$99,120,874	$98,907,756	$155,170	$57,948

*Alger Small Cap Growth Fund and Alger Health Sciences Fund rights are fair valued at zero as of October 31, 2015.

			FAIR VALUE
			MEASUREMENTS
			USING SIGNIFICANT
			UNOBSERVABLE
			INPUTS (LEVEL 3)
Alger Capital Appreciation Fund			Common Stocks
Opening balance at November 1, 2014				$974,640
Transfers into Level 3				–
Transfers out of Level 3				–
Total gains or losses
Included in net realized gain (loss) on investments				–
Included in net unrealized gain (loss) on investments				439,739
Purchases and sales				–
Purchases				–
Sales				–
Closing balance at October 31, 2015				1,414,379
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015				$439,739

Alger Capital Appreciation Fund			Preferred Stocks
Opening balance at November 1, 2014				$8,978,474
Transfers into Level 3				–
Transfers out of Level 3				–
Total gains or losses
Included in net realized gain (loss) on investments				–
Included in net unrealized gain (loss) on investments				1,263,500
Purchases and sales				–
Purchases				–
Sales				–
Closing balance at October 31, 2015				10,241,974
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015				$1,263,500

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2014	$99,075
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	48,309
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	147,384
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$48,309

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2014	$462,915
Transfers into Level 3	1,492,970	*
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	216,476
Purchases and sales,	–
Purchases	988,245
Sales	–
Closing balance at October 31, 2015	3,160,606
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$216,476
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2014	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	314,956
Sales	–
Closing balance at October 31, 2015	314,956
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2014	$491,925
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	239,865
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	731,790
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$239,865

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger SMid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2014	$4,419,080
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	812,474
Purchases and sales	–
Purchases	1,041,633
Sales	–
Closing balance at October 31, 2015	6,273,187
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$812,474

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2014	$–
Transfers into Level 3	447,098	*
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	228,096
Sales	–
Closing balance at October 31, 2015	675,194
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2014	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	290,078
Sales	–
Closing balance at October 31, 2015	290,078
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2014	$32,637
Transfers into Level 3	30,454 *
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(4,039)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	59,052
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(4,039)
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2014	$1,676,721
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(1,533,002)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	143,719
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(1,533,002)

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2014	$385,495
Transfers into Level 3	4,942,022 *
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(47,694)
Purchases and sales	–
Purchases	4,038,147
Sales	–
Closing balance at October 31, 2015	9,317,970
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(47,694)
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2014	$2,887
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(760)
Purchases and, sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	2,127
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(760)

Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2014	$75,756
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(19,935)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	55,821
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(19,935)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable
	October 31, 2015	Methodology	Input	Input/Range
Alger Capital Appreciation Fund
Common Stocks	$1,414,379	Income	Discount Rate	22.5-40%
		Approach
Preferred Stocks	10,241,974	Income	Discount Rate	10-40%
		Approach
Alger Mid Cap Growth Fund
Common Stocks	147,384	Income	Discount Rate	22.5%
		Approach
Preferred Stocks	3,160,606	Income	Discount Rate	16.1-22.5%
		Approach
Special Purpose Vehicle	314,956	Cost Approach	Purchase Price	Cost
Alger SMid Cap Growth Fund
Common Stocks	731,790	Income	Discount Rate	22.5%
		Approach
Preferred Stocks	6,273,187	Income	Discount Rate	10-22.5%
		Approach
Alger Small Cap Growth Fund
Preferred Stocks	675,194	Income	Discount Rate	16.1-20%
		Approach
Special Purpose Vehicle	290,078	Cost Approach	Purchase Price	Cost
Alger Small Cap Focus Fund
Preferred Stocks	59,052	Income	Discount Rate	10-16.1%
		Approach

Alger Health Sciences Fund
Common Stocks	143,719	Income	Discount Rate	30%
		Approach
Preferred Stocks	9,317,970	Income	Discount Rate	10-20%
		Approach
Rights	-	Income	Discount Rate	30%
		Approach

Alger Growth & Income Fund
Common Stocks	2,127	Income	Discount Rate	40%
		Approach
Preferred Stocks	55,821	Income	Discount Rate	40%
		Approach

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2015, Alger Capital Appreciation Fund and Alger International Growth
Fund, transferred $17,692,427 and $98,998,295, respectively from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$74,403,598	$—	$74,403,598	—
Alger International Growth Fund	8,916,954	113,565	8,803,389	—
Alger Mid Cap Growth Fund	12,740,542	—	12,740,542	—
Alger SMid Cap Growth Fund	5,828,927	—	5,828,927	—
Alger Small Cap Growth Fund	6,179,627	—	6,179,627	—
Alger Small Cap Focus Fund	9,908,321	—	9,908,321	—
Alger Health Sciences Fund	6,971,945	—	6,971,945	—
Alger Growth & Income Fund	2,951,496	1,709,832	1,241,664	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2015, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

There were no open derivative instruments as of October 31, 2015.

For the year ended October 31, 2015, the Alger Mid Cap Growth Fund had option purchases of $1,671,980 and option sales of $1,193,292. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2015 is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Alger Mid Cap Growth Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$124,442
Written Options	(114,828)
Total	$9,614

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS
Alger Mid Cap Growth Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$64,010
Written Options	(65,814)
Total	$(1,804)

NOTE 10 — Principal Risks:
In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.
The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’
exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

NOTE 11 — Affiliated Securities:
The securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2015. Purchase and sale transactions and dividend income earned during the year were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/
	Par at			Shares/Par at		Realized	Value at
	October	Purchases/	Sales/	October 31,	Dividend	Gain	October
Security	31, 2014	Conversion	Conversion	2015	Income	(Loss)	31, 2015

Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.*	82,955	—	—	82,955	—	—	$34,841
Preferred Stocks
Choicestream, Inc.*	2,365,288	—	—	2,365,288	—	—	993,421
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.*	—	219,610	—	219,610	—	—	988,245
Tolero Pharmaceuticals, Inc.*	495,000	—	—	495,000	—	—	1,492,970
Alger SMid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.*	—	231,474	—	231,474	—	—	1,041,633
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc.*	—	50,688	—	50,688	—	—	228,096
Tolero Pharmaceuticals, Inc.*	148,237	—	—	148,237	—	—	447,098
Alger Small Cap Focus Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	10,097	—	—	10,097	—	—	30,454
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc.*	—	897,366	—	897,366	—	—	4,038,147
Tolero Pharmaceuticals, Inc.*	1,638,547	—	—	1,638,547	—	—	4,942,022

Alger Growth & Income Fund
Common Stocks
Choicestream, Inc.*	5,064	—	—	5,064	—	—	2,127
Preferred Stocks
Choicestream, Inc.*	132,906	—	—	132,906	—	—	55,821

*Non-income producing security.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2015 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Funds and the Shareholders of the Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund
(formerly, Alger Growth Opportunities Fund), Alger Health Sciences Fund, and Alger
Growth & Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation Fund,
Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth
Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund (formerly, Alger Growth
Opportunities Fund), Alger Health Sciences Fund, and Alger Growth & Income Fund (the
“Funds”) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 8, 2016

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2015 and ending October 31, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015 (b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,017.71	$6.26		1.23%
	Hypothetical(c)	1,000.00	1,019.00	6.26		1.23
Class B	Actual	1,000.00	1,013.38	10.20		2.01
	Hypothetical(c)	1,000.00	1,015.07	10.21		2.01
Class C	Actual	1,000.00	1,013.33	10.05		1.99
	Hypothetical(c)	1,000.00	1,015.22	10.06		1.99
Class Z	Actual	1,000.00	1,019.33	4.58		0.90
	Hypothetical(c)	1,000.00	1,020.67	4.58		0.90

Alger International Growth Fund
Class A	Actual	$1,000.00	$931.78	$6.43		1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72		1.32
Class B	Actual	1,000.00	928.23	9.87		2.04
	Hypothetical(c)	1,000.00	1,014.97	10.31		2.04
Class C	Actual	1,000.00	928.18	10.21		2.09
	Hypothetical(c)	1,000.00	1,014.62	10.66		2.09
Class I	Actual	1,000.00	932.81	5.55		1.15
	Hypothetical(c)	1,000.00	1,019.46	5.80		1.15
Class Z	Actual	1,000.00	934.09	4.34		0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53		0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$945.87	$6.47		1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72		1.32
Class B	Actual	1,000.00	942.39	9.89		2.02
	Hypothetical(c)	1,000.00	1,015.02	10.26		2.02
Class C	Actual	1,000.00	940.79	10.37		2.12
	Hypothetical(c)	1,000.00	1,014.52	10.76		2.12
Class Z	Actual	1,000.00	911.97	4.72		0.99
	Hypothetical(c)	1,000.00	1,020.27	4.99		0.99

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015 (b)
Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$948.38	$6.38		1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61		1.30
Class B	Actual	1,000.00	944.23	10.29		2.10
	Hypothetical(c)	1,000.00	1,014.62	10.66		2.10
Class C	Actual	1,000.00	944.44	10.15		2.07
	Hypothetical(c)	1,000.00	1,014.77	10.51		2.07
Class I	Actual	1,000.00	947.34	6.48		1.31
	Hypothetical(c)	1,000.00	1,018.55	6.72		1.31
Class Z	Actual	1,000.00	949.95	4.87		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$952.38	$6.69		1.35%
	Hypothetical(c)	1,000.00	1,018.35	6.92		1.35
Class B	Actual	1,000.00	949.42	10.61		2.16
	Hypothetical(c)	1,000.00	1,014.32	10.97		2.16
Class C	Actual	1,000.00	948.30	10.61		2.16
	Hypothetical(c)	1,000.00	1,014.32	10.97		2.16
Class Z	Actual	1,000.00	954.06	4.88		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$979.43	$7.98		1.60%
	Hypothetical(c)	1,000.00	1,017.14	8.13		1.60
Class C	Actual	1,000.00	975.89	11.16		2.25
	Hypothetical(c)	1,000.00	1,013.91	11.37		2.25
Class I	Actual	1,000.00	980.77	6.69		1.35
	Hypothetical(c)	1,000.00	1,018.45	6.82		1.35
Class Z	Actual	1,000.00	982.58	5.00		1.01
	Hypothetical(c)	1,000.00	1,020.16	5.09		1.01

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015 (b)
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$952.26	$6.45		1.31%
	Hypothetical(c)	1,000.00	1,018.60	6.67		1.31
Class B	Actual	1,000.00	948.61	10.31		2.09
	Hypothetical(c)	1,000.00	1,014.62	10.66		2.09
Class C	Actual	1,000.00	948.31	10.21		2.08
	Hypothetical(c)	1,000.00	1,014.72	10.56		2.08
Class Z	Actual	1,000.00	868.56	6.31		1.08
	Hypothetical(c)	1,000.00	1,018.45	6.82		1.08

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,003.23	$5.81		1.15%
	Hypothetical(c)	1,000.00	1,019.41	5.85		1.15
Class C	Actual	1,000.00	999.25	9.57		1.90
	Hypothetical(c)	1,000.00	1,015.63	9.65		1.90
Class Z	Actual	1,000.00	1,004.62	4.60		0.91
	Hypothetical(c)	1,000.00	1,020.62	4.63		0.91

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.
Tax Information
In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2015, 33.78% of the Alger Capital Appreciation Fund,
63.77% of the Alger SMid Cap Growth Fund, 8.41% of the Alger Health Sciences Fund,
and 100.00% of the Alger Growth & Income Fund’s dividends qualified for the dividends received deduction for corporations. For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 36.19% of the Alger Capital Appreciation Fund, 63.02% of the Alger SMid
Cap Growth Fund, 10.86% of the Alger Health Sciences Fund, and 100.00% of the Alger
Growth & Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (54)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (62)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (70)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (82)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (53)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (77)	Board of the Manhattan Institute (non-profit policy
	research)since1988;FormerlyCo-Chairman,Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (51)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (50)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (50)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (60)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (54)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (45)	Senior Vice President of Alger Management since	2014	N/A
Chief Compliance Officer	2014. Formerly, Vice President of Compliance,
	Fidelity Investments from 2005 to 2014.
Joshua M. Lindauer (28)	Employed by Alger Management since 2014. From	2014	N/A
Assistant Secretary	2010 to 2014, Mr. Lindauer was a full-time student.

The Statement of Additional Information contains additional information about the Funds’
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 29, 2015, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliate (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger
Management is responsible for managing the investment operations of the Funds. The
Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger
Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-oriented fund. The Board noted that each Fund was being managed consistent with its growth mandate. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the International Growth Fund is active, and that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team, most notably by adding two seasoned and highly accomplished portfolio

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

managers who had begun providing services to certain Funds. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger
Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under an Administration Agreement and a Shareholder Administrative
Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Portfolios. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the
Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/15), second-quarter of 2015, 1-, 3-, and
5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/15, and compared them with benchmark and peer-group data for the same periods. They noted that the Capital Appreciation Fund showed consistently superior results against the medians of its peers and its benchmark in all measured periods ending 6/30/15 up to at least 3 years, and generally against its peers for a longer period. The Mid Cap Fund showed promisingly strong recent performance, surpassing its peer medians and benchmark for the year to date, although it performed generally in the middle of the pack against its peers (somewhat above or below the applicable median) and poorly against its benchmark, for the 1-, 3-, and 5-year periods.
The SMid Cap Fund performed generally at, or in the quartile below, the median for its peers, and with mixed results against its benchmark, for the year to date and 2015 second quarter, but this record showed marked improvement over its 1-, 3- and 5-year numbers.
The Growth & Income Fund performed near or above its peer median, and generally even with its benchmark, for the 1-year and shorter periods, showing improvement over the poor performance in earlier periods that was reflected in its 3- and 5-year results. The Small Cap
Fund continued to fall well below its peer medians and benchmark, but there were signs of recent relative improvement, extending into the supplemental interval ended 8/31/15, likely due, at least in part, to a February 2015 adjustment at the portfolio-manager level.
The performance history of the Small Cap Focus Fund (formerly Growth Opportunities
Fund) had been generally disappointing, but major 2015 investment strategy and portfolio management changes appeared to be effecting noticeable improvement at 8/31/15. The
Health Sciences Fund showed marked improvement for the 1-year and shorter periods, generally surpassing its peer medians and benchmarks, in the wake of a February 2015 portfolio management adjustment instituted in response to poor earlier performance. The
International Growth Fund, having been constituted in its present form two years earlier (at
5/31/13), showed uniformly superior performance against its peer medians and benchmark for the 1-year and shorter periods after a slow start in 2013-2014. Representatives of Alger
Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting or had instituted to improve the performance of Funds that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

further on the performance of the various Funds, discussing, among other things, how differences among funds in a peer group can distort the picture that a fund’s performance ranking may suggest. On the basis of their review and these discussions, including especially the discussion of measures to address the underperformance of certain Funds and signs that even underperforming Funds were improving, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the advisory fees of all but one of the Funds were close to the median for the applicable FUSE reference group, with only the fee for the Capital Appreciation Fund significantly exceeding the median of Fund’s reference group. The Trustees expected that that fee, in the middle of the top quartile of peer-fund fees, would eventually be diminished somewhat by operation of the Fund’s fee breakpoint. The Trustees noted that while the Fund’s fee was high in relation to its peers’ fees, Fund shareholders had also been rewarded with consistently high performance when measured against Fund peers. Of the 33 expense ratios for the Funds’
various share classes, 15 were below or virtually at their peer medians and six more were just above the applicable median; of the remaining 12, all but seven (the Class A, B, C and Z
Shares of the Capital Appreciation Fund, the Class A and C Shares of the Mid Cap Fund,
and the Class A Shares of the Growth & Income Fund) were for Fund classes of very small asset size that suffered thereby in comparison to their Funds’ peers. The Trustees noted that only two (the Mid Cap Fund C Shares, with only $26.2 million in assets, and the
Capital Appreciation Fund C Shares, which were on the line between the third and fourth quartiles) of the seven remaining expense ratios were in the top quartile and that the Capital
Appreciation Fund ratios may have been distorted because of a somewhat inappropriate peer group. The Trustees determined that the expense-ratio information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The
Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by
Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment
Advisory Agreement to Alger Management and its affiliates, and the methodology used by
Alger Management in determining such profitability. The Trustees reviewed previously-
provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2015. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

bases of the profitability calculations, the Trustees turned to the profitability data provided.
After analysis and discussion, they concluded in each case that, to the extent that Alger
Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Small Cap Focus Fund) at specified Fund asset levels
(“breakpoints”); these have the effect of lowering the Fund’s overall management fee as the
Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund. The Alger Small Cap Focus
Fund, with assets at 8/31/15 of less than $65 million, and for which Alger Management was waiving some of its management fees, was deemed too small realistically to merit the institution of fee breakpoints.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted
that Alger Management maintains soft-dollar arrangements in connection with the
Funds' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2015, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the
Funds under the Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of certain Funds, the Trustees noted that
Alger Management had voluntarily undertaken to cap Fund expenses through ex-
pense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoints in the Agreement provided a means by which Alger Man-
agement would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

Proxy Voting Results
A special meeting of the Alger Growth Opportunities Fund’s shareholders was held on July
29, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote represents one share held on the record date for the meeting.

Proposal – To approve changing the Funds’ fundamental investment policy regarding concentration of investments:
Alger Growth Opportunities Fund	# of Votes	% of Votes
For	1,218,159	91.7%
Against	18,167	1.4
Abstain/Broker No Votes	92,434	6.9
Total	1,328,760	100.0%

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015		3/31/15
FACTS		WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?		The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?		Allfinancialcompaniesneedtosharepersonalinformationtoruntheireverydaybusiness.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’everyday business	Yes	No
purposes — information about your
transactions and experiences
For nonaffiliatesto market to you	No	We don’t share
Questions? Call 1-800-342-2186

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguardsandsecuredfilesandbuildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit
• sharing foraffiliates’everydaybusinesspurposes
information about your credit worthiness
• affiliates fromusingyourinformationtomarkettoyou
• sharing fornonaffiliatestomarkettoyou
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
Theycanbefinancialandnonfinancialcompanies.
• Our affiliatesincludeFredAlgerManagement,Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control.Theycanbefinancialandnonfinancial
companies
Joint marketing	Aformalagreementbetweennonaffiliatedfinancial
companiesthattogethermarketfinancialproductsor
services to you.
Other important information

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

AFAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2015	$268,000
October 31, 2014	$258,800

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2015	$55,439
October 31, 2014	$63,315

d) All Other Fees:
October 31, 2015	$10,100
October 31, 2014	$9,760

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2015	$191,042	€69,347
October 31, 2014	$201,965	€67,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 17, 2015